Registration Nos. 2-11101

811-00242

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 179	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 109	☒

(Check appropriate box or boxes.)

NATIXIS FUNDS TRUST II

(Exact Name of Registrant as Specified in Charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (617) 449-2810

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and Address of Agent for Service)

Copy to:

John M. Loder, Esq.

Ropes & Gray

800 Boylston Street

Boston, Massachusetts 02199

Approximate Date of Public Offering

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On September 30, 2013 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus September 30, 2013
	Class A	Class C	Class Y
ASG Tactical U.S. Market Fund	USMAX	USMCX	USMYX
The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this prospectus is truthful or complete. Any representation to the contrary is a crime.

Fund Summary	1
ASG Tactical U.S. Market Fund	1
Investment Goals, Strategies and Risks	7
More Information About the Fund	7
ASG Tactical U.S. Market Fund	7
More Information About the Fund’s Strategies	10
Management Team	11
Meet the Fund’s Investment Adviser and Subadvisers	11
Meet the Fund’s Portfolio Managers	12
Fund Services	13
Investing in the Fund	13
How Sales Charges Are Calculated	14
Compensation to Securities Dealers	16
It’s Easy to Open an Account	17
Minimum Balance Policy	17
Buying Shares	18
Selling Shares	19
Selling Shares in Writing	20
Exchanging Shares	20
Restrictions on Buying, Selling and Exchanging Shares	21
How Fund Shares Are Priced	23
Dividends and Distributions	24
Tax Consequences	25
Additional Investor Services	26
Financial Performance	26
Glossary of Terms	27
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Fund Summary

ASG Tactical U.S. Market Fund
Investment Goal The Fund seeks long-term capital appreciation, with emphasis on the protection of capital during unfavorable market conditions. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 14 of the Prospectus and on page 72 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	1.00%	None
Redemption fees	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class Y
Management fees	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses (estimated for the current fiscal year)	1.79%	1.79%	1.79%
Acquired fund fees and expenses (estimated for the current fiscal year)	0.03%	0.03%	0.03%
Total annual fund operating expenses	2.87%	3.62%	2.62%
Fee waiver and/or expense reimbursement[1]	1.44%	1.44%	1.44%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.43%	2.18%	1.18%
1	AlphaSimplex Group, LLC (“AlphaSimplex” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.40%, 2.15% and 1.15% of the Fund’s average daily net assets for Class A, C and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2015 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.40%, 2.15% and 1.15% of the Fund’s average daily net assets for Class A, C and Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first nineteen months and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If shares are redeemed:
	1 year	3 years
Class A	$712	$1,206
Class C	$321	$894
Class Y	$120	$593

1

Fund Summary

If shares are not redeemed:
	1 year	3 years
Class C	$221	$894
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Investments, Risks and Performance Principal Investment Strategies The Fund pursues its investment goal primarily through investments in equity securities that broadly represent the U.S. equities market (including common stocks, preferred stocks and exchange-traded funds (“ETFs”) related to equity investments); derivative instruments related to the U.S. equities market (primarily futures contracts on U.S. equity indices); and fixed income securities (including money market and other short-term or variable-rate, high quality securities and related ETFs). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments that are tied economically to the U.S. The Adviser considers an investment to be tied economically to the U.S. if the investment is included in an index representative of the U.S., the investment’s returns are linked to the performance of such an index, or the investment is exposed to the economic risks and returns of the U.S. The Adviser may use quantitative models to determine when to magnify the Fund’s exposure to the U.S. equity market, for example, through the purchase of futures contracts, or, alternatively, when to decrease such exposure, for example, through the sale of futures contracts or through the purchase of ETFs that it believes may effectively hedge equity investments. The Adviser may increase the Fund’s exposure to the U.S. equity market to up to 130% of the Fund’s total assets when it believes that the risk of loss is justified by potential returns. The Adviser may decrease such exposure to as little as 0% of the Fund’s total assets, in an attempt to limit the effects of extreme market drawdowns, when it believes that the risk of loss is not offset by potential returns. Such increases and decreases may lag changes in the market, and there is no guarantee that the Adviser’s models will accurately predict market movement. Additionally, while the Fund’s increased exposure to equity investments may magnify the Fund’s potential for gains, it also may magnify the potential for loss. For these reasons, the Fund is intended for long-term investors. Equity Securities Investments. The equity securities portion of the Fund is managed by NGAM Advisors, L.P. (through its division, Active Investment Advisors) (“NGAM Advisors”), with the exception of any investments in ETFs, which are selected by the Adviser. NGAM Advisors utilizes a proprietary sampling system when deciding which securities to purchase, with the goal of tracking the performance of the large-capitalization U.S. equity market. In an attempt to reduce adverse tax consequences, the portion of the Fund managed by NGAM Advisors may hold securities that are not considered to represent the large-capitalization U.S. equity market, or hold securities in amounts disproportionate to their weights within the large-capitalization U.S. equity market. The portfolio may experience tracking error and is not guaranteed to replicate exactly the large-capitalization U.S. equity market. Derivative Investments. As discussed above, the Adviser seeks to complement the equity portion of the Fund with investments in derivative instruments intended to enhance return and, during times of significant market decline, mitigate losses. In addition, the Adviser uses futures contracts to manage volatility and adjusts the Fund’s exposure to equity investments in times of significantly increased volatility (including, when volatility is more than double the long-term average volatility of the U.S. equity markets). As of August 31, 2013, the long-term average annualized volatility of the U.S. equity markets was 18.2%. The Fund’s actual or realized volatility during certain periods or over time may materially exceed its target volatility, for various reasons, including changes in market levels of volatility and because the Fund’s portfolio may include instruments that are inherently volatile. The Fund may have both “short” and “long” exposures to equity investments simultaneously. The Fund will benefit from a “short” exposure when equity and equity-related investments decrease in price, and will benefit from a “long” exposure when equity and equity-related investments increase in price. Fixed-Income Investments. The fixed-income portion of the Fund is managed by Reich & Tang Asset Management, LLC (“Reich & Tang”), with the exception of any investments in ETFs, which are selected by the Adviser. The assets allocated to the fixed-income portion will be used primarily to support the Fund’s investments in derivatives and, secondarily, to provide the Fund with incremental income and liquidity. The portion of the Fund managed by Reich & Tang will only invest in high-quality securities that are denominated in U.S. dollars, and will select securities for investment based on various factors, including the security’s maturity and rating. Reich & Tang will invest primarily in (i) short-term obligations issued or guaranteed by the United States government, its agencies or instrumentalities; (ii) securities issued by foreign governments, their political subdivisions or agencies or instrumentalities; (iii) certificates of deposit, time deposits and bankers’ acceptances issued by domestic and foreign banks, including domestic or foreign branches or subsidiaries of such banks; (iv) variable amount master demand notes; (v) participation interests in loans extended by banks to companies; (vi) commercial paper or similar debt obligations; and (vii) repurchase agreements.

2

Fund Summary

When buying and selling securities and other instruments for the Fund, and when allocating assets to NGAM Advisors or Reich & Tang, the Adviser may consider: (i) the Adviser’s proprietary quantitative models, including the outlook on volatility and market decline; (ii) the Fund’s obligations under its various derivative positions; (iii) redemption requests; (iv) yield management; (v) credit management; and (vi) volatility management. The Fund will concentrate its investments in the financial services industry, which means it will normally invest at least 25% of its total assets in securities and other obligations (for example, bank certificates of deposit) of issuers in such industry. The Fund may engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance. The Fund’s trading in derivatives is active and frequent. Active and frequent trading of derivatives, like active and frequent trading of securities, will result in transaction costs that reduce Fund returns. With the exception of the Fund’s 80% policy, the percentage limitations set forth herein are not investment restrictions and the Fund may exceed these limits from time to time. In accordance with applicable requirements of the Securities and Exchange Commission (the “SEC”), the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect. Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Concentrated Investment Risk: The Fund is particularly vulnerable to events affecting companies in the financial services industry because the Fund concentrates its investments in securities and other obligations of issuers in such industry. Examples of risks affecting the financial services industry include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy and price competition. In addition, financial services companies are often more highly leveraged than other companies, making them inherently riskier. Although the Fund’s investments in the financial services industry typically involve short-term obligations in money-market securities that tend to experience lower volatility than certain other investments, the Fund’s shares may nevertheless rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate or focus in a particular industry or economic sector. As a result, the risk associated with investing in the Fund may be increased as compared to a fund that does not concentrate in the financial services industry. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Derivatives Risk: Derivative instruments (such as those in which the Fund may invest) can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives, such as futures contracts, may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used. The Fund’s use of derivatives may involve other risks, such as the credit risk relating to a broker, futures commission merchant or the other party to a derivative contract, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is a risk that the Adviser’s use of derivatives to manage the Fund’s volatility may be ineffective or may exacerbate losses, for example, if the derivative and the underlying assets decrease in value at the same time. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them.

3

Fund Summary

Index/Tracking Error/Correlation Risk: This is the risk that, to the extent the Fund’s principal investment strategies utilize indices, the Fund’s performance may not track that of such indices. For example, the equity securities selected by the Fund may not provide investment performance matching that of broad-based large capitalization U.S. equity indices. Similarly, changes in the value of the derivatives in which the Fund invests may not correlate perfectly with the underlying assets or index associated with such derivatives. Moreover, the ETFs in which the Fund invests may not replicate the performance of the indices they track and may, therefore, result in loss to the Fund. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A prolonged period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies in which it invests in addition to its own expenses. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. The Adviser utilizes various proprietary quantitative models to identify investment opportunities. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, they may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. There is no guarantee that any strategies or techniques used by the Fund’s Adviser to reduce such risk will produce the intended result. Short Exposure Risk: A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment like a stock, bond or exchange-traded fund, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. Moreover, there can be no assurance that securities necessary to cover a short position will be available for purchase. U.S. Government Securities Risk: Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund. Valuation Risk: This is the risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as over-the-counter (“OTC”) derivatives, that may be illiquid or may become illiquid.

4

Fund Summary

Risk/Return Bar Chart and Table Because the Fund is new and has not yet completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this Prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare against those of a broad measure of market performance. Management Investment Adviser AlphaSimplex Group, LLC Investment Subadvisers NGAM Advisors, L.P. (through its division, Active Investment Advisors) Reich & Tang Asset Management, LLC Portfolio Managers AlphaSimplex
 Andrew W. Lo, Chief Investment Strategist of AlphaSimplex, has served as co-portfolio manager of the Fund since 2013. Jeremiah H. Chafkin, President of AlphaSimplex, has served as co-portfolio manager of the Fund since 2013. Alexander D. Healy, Director of Strategic Research of AlphaSimplex, has served as co-portfolio manager of the Fund since 2013. NGAM Advisors
 Kevin H. Maeda, Chief Investment Officer for the Active Investment Advisors division of NGAM Advisors, has served as co-manager of the Fund since 2013. Serena V. Stone, Assistant Vice President for the Active Investment Advisors division of NGAM Advisors, has served as co-manager of the Fund since 2013. Reich & Tang
Robert S. Rickard, Senior Vice President and head of Portfolio Management and Trading of Reich & Tang, has served as co-portfolio manager of the Fund since 2013. Purchase and Sale of Fund Shares Class A and C Shares The following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
Class Y Shares Class Y shares of the Fund may be purchased by the following entities at the following investment minimums. A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. (the “Distributor”). Please consult your financial representative to determine if your wrap free program is subject to additional or different conditions or fees.

5

Fund Summary

  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

Investment Goals, Strategies and Risks

More Information About the Fund ASG Tactical U.S. Market Fund Investment Goal The Fund seeks long-term capital appreciation, with emphasis on the protection of capital during unfavorable market conditions. The Fund’s investment goal is non-fundamental and may be changed without shareholder approval. The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal. Principal Investment Strategies The Fund pursues its investment goal primarily through investments in equity securities that broadly represent the U.S. equities market (including common stocks, preferred stocks and exchange-traded funds (“ETFs”) related to equity investments); derivative instruments related to the U.S. equities market (primarily futures contracts on U.S. equity indices); and fixed income securities (including money market and other short-term or variable-rate, high quality securities and related ETFs). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments that are tied economically to the U.S. The Adviser considers an investment to be tied economically to the U.S. if the investment is included in an index representative of the U.S., the investment’s returns are linked to the performance of such an index, or the investment is exposed to the economic risks and returns of the U.S. The Adviser may use quantitative models to determine when to magnify the Fund’s exposure to the U.S. equity market, for example, through the purchase of futures contracts, or, alternatively, when to decrease such exposure, for example, through the sale of futures contracts or through the purchase of ETFs that it believes may effectively hedge equity investments. The Adviser may increase the Fund’s exposure to the U.S. equity market to up to 130% of the Fund’s total assets when it believes that the risk of loss is justified by potential returns. The Adviser may decrease such exposure to as little as 0% of the Fund’s total assets, in an attempt to limit the effects of extreme market drawdowns, when it believes that the risk of loss is not offset by potential returns. Such increases and decreases may lag changes in the market, and there is no guarantee that the Adviser’s models will accurately predict market movement. Additionally, while the Fund’s increased exposure to equity investments may magnify the Fund’s potential for gains, it also may magnify the potential for loss. For these reasons, the Fund is intended for long-term investors. Equity Securities Investments. The equity securities portion of the Fund is managed by NGAM Advisors, L.P. (through its division, Active Investment Advisors) (“NGAM Advisors”), with the exception of any investments in ETFs, which are selected by the Adviser. NGAM Advisors utilizes a proprietary sampling system when deciding which securities to purchase, with the goal of tracking the performance of the large-capitalization U.S. equity market. In an attempt to reduce adverse tax consequences, the portion of the Fund managed by NGAM Advisors may hold securities that are not considered to represent the large-capitalization U.S. equity market, or hold securities in amounts disproportionate to their weights within the large-capitalization U.S. equity market. The portfolio may experience tracking error and is not guaranteed to replicate exactly the large-capitalization U.S. equity market. Derivative Investments. As discussed above, the Adviser seeks to complement the equity portion of the Fund with investments in derivative instruments intended to enhance return and, during times of significant market decline, mitigate losses. In addition, the Adviser uses futures contracts to manage volatility and adjusts the Fund’s exposure to equity investments in times of significantly increased volatility (including, when volatility is more than double the long-term average volatility of the U.S. equity markets). As of August 31, 2013, the long-term average annualized volatility of the U.S. equity markets was 18.2%. The Fund’s actual or realized volatility during certain periods or over time may materially exceed its target volatility, for various reasons, including changes in market levels of volatility and because the Fund’s portfolio may include instruments that are inherently volatile. The Fund may have both “short” and “long” exposures to equity investments simultaneously. The Fund will benefit from a “short” exposure when equity and equity-related investments decrease in price, and will benefit from a “long” exposure when equity and equity-related investments increase in price. Fixed-Income Investments. The fixed-income portion of the Fund is managed by Reich & Tang Asset Management, LLC (“Reich & Tang”), with the exception of any investments in ETFs, which are selected by the Adviser. The assets allocated to the fixed-income portion will be used primarily to support the Fund’s investments in derivatives and, secondarily, to provide the Fund with incremental income and liquidity. The portion of the Fund managed by Reich & Tang will only invest in high-quality securities that are denominated in U.S. dollars, and will select securities for investment based on various factors, including the security’s maturity and rating. Reich & Tang will invest primarily in (i) short-term obligations issued or guaranteed by the United States government, its agencies or instrumentalities; (ii) securities issued by foreign governments, their political subdivisions or agencies or instrumentalities; (iii) certificates of deposit, time deposits and bankers’ acceptances issued by domestic and foreign banks, including domestic or foreign branches or subsidiaries of such banks; (iv) variable amount master demand notes; (v) participation interests in loans extended by banks to companies; (vi) commercial paper or similar debt obligations; and (vii) repurchase agreements. When buying and selling securities and other instruments for the Fund, and when allocating assets to NGAM Advisors or Reich & Tang, the Adviser may consider: (i) the Adviser’s proprietary quantitative models, including the outlook on volatility and market decline; (ii) the Fund’s obligations under its various derivative positions; (iii) redemption requests; (iv) yield management; (v) credit management; and (vi) volatility management.

7

Investment Goals, Strategies and Risks

The Fund will concentrate its investments in the financial services industry, which means it will normally invest at least 25% of its total assets in securities and other obligations (for example, bank certificates of deposit) of issuers in such industry. The Fund may engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance. The Fund’s trading in derivatives is active and frequent. Active and frequent trading of derivatives, like active and frequent trading of securities, will result in transaction costs that reduce Fund returns. With the exception of the Fund’s 80% policy, the percentage limitations set forth herein are not investment restrictions and the Fund may exceed these limits from time to time. In accordance with applicable requirements of the Securities and Exchange Commission (the “SEC”), the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Risks.” The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Because of the Fund’s extensive use of derivative instruments, the Fund will be subject to many of the risks below indirectly through its derivative transactions rather than directly through investment in the actual securities themselves. For example, to the extent the Fund enters into a futures contract on an equity index, the Fund will be subject to “equity securities” risk. Concentrated Investment Risk The Fund is particularly vulnerable to events affecting companies in the financial services industry because the Fund concentrates its investments in securities and other obligations of issuers in such industry. Examples of risks affecting the financial services industry include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy and price competition. In addition, financial services companies are often more highly leveraged than other companies, making them inherently riskier. Although the Fund’s investments in the financial services industry typically involve short-term obligations in money-market securities that tend to experience lower volatility than certain other investments, the Fund’s shares may nevertheless rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate or focus in a particular industry or economic sector. As a result, the risk associated with investing in the Fund may be increased as compared to a fund that does not concentrate in the financial services industry. Credit Risk This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Derivatives Risk As described herein and in the SAI, the use of derivatives involves special risks. Derivatives are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. The Fund expects to make extensive use of derivative transactions. Therefore, the performance of the Fund may depend to a great extent on the success of the Adviser’s derivative strategies. This use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes, and may be considered a speculative activity. The Fund’s use of derivatives may involve other risks, such as the credit risk relating to a broker, futures commodity market or the other party to a derivative contract, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. Equity Securities Risk The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities, industries, or in the equity market as a whole. This may impact the Fund’s performance and may result in higher portfolio turnover, which may increase the tax liability to shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in

8

Investment Goals, Strategies and Risks

cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred or common stock. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Index/Tracking Error/Correlation Risk This is the risk that, to the extent the Fund’s principal investment strategies utilize indices, the Fund’s performance may not track that of such indices. For example, the equity securities selected by the Fund may not provide investment performance matching that of broad-based large capitalization U.S. equity indices. Similarly, changes in the value of the derivatives in which the Fund invests may not correlate perfectly with the underlying assets or index associated with such derivatives. Moreover, the ETFs in which the Fund invests may not replicate the performance of the indices they track and may, therefore, result in loss to the Fund. Interest Rate Risk This is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities, such as bonds, notes, asset-backed securities and other income-producing securities and derivatives. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund’s investments to decline. A prolonged period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Generally, the value of fixed-income securities, including short-term fixed-income securities, rises when prevailing interest rates fall and falls when prevailing interest rates rise. A significant change in interest rates could cause the Fund’s share price (and the value of your investment) to change. Investments in Other Investment Companies Risk The Fund will indirectly bear the management, service and other fees of any other investment companies in which it invests in addition to its own expenses. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. Issuer Risk The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. Large Investor Risk Ownership of shares of the Fund may be concentrated in one or a few large investors such as a fund-of-funds or a large group of similarly managed accounts. Such investors may redeem shares in large quantities or on a frequent basis. If a large investor redeems a portion or all of its investment in the Fund or redeems frequently, the Fund may be forced to sell investments at unfavorable times or prices, which can affect the performance of the Fund and may increase realized capital gains. In addition, such transactions may accelerate the realization of taxable income to shareholders if the Fund’s sales of investments result in gains, and also may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratios. Leverage Risk Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. Although the portfolio managers will seek to manage the Fund’s risk from the leverage associated with derivative investments by closely monitoring the volatility of such investments, the portfolio managers may not be successful in this respect. The use of leverage will increase the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Investment in derivatives may be especially illiquid when compared to other investments, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value.

9

Investment Goals, Strategies and Risks

Management Risk Management risk is the risk that the portfolio managers’ investment techniques could fail to achieve the Fund’s objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline. Similarly, in some cases, derivative and other investment techniques may be unavailable or the portfolio managers may determine not to use them, even under market conditions where their use could have benefited the Fund. The Adviser utilizes various proprietary quantitative models to identify investment opportunities. Investments selected using the Adviser’s models may perform differently than expected as a result of the market factors used in creating models, the weight given to each such market factor, changes from the market factors’ historical trends and technical issues in the construction and implementation of the models ( e.g. , data problems, and/or software issues). The Adviser’s judgments about the weightings among various models and strategies may be incorrect, adversely affecting performance. As a result, the Adviser’s models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses. Market Risk This is the risk that the value of the Fund’s investments will change as financial markets fluctuate and that prices overall may decline. The value of a company’s securities may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services. A security’s value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. In addition, the value of the Fund’s derivative investments may fall even when the value of the securities markets is rising. The value of a company’s securities also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. Short Exposure Risk A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment like a stock, bond or ETF, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. Moreover, there can be no assurance that securities necessary to cover a short position will be available for purchase. U.S. Government Securities Risk Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund. Valuation Risk This is the risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as OTC derivatives, which may be illiquid or which may become illiquid. More Information About the Fund’s
Strategies Temporary Defensive Measures As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as its Adviser or Subadviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal. Transactions with Other Investment Companies Pursuant to SEC exemptive relief, the Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by NGAM Advisors (an affiliate of AlphaSimplex) or its affiliates (“Central Funds”). The Central Funds currently include one money market fund: the Daily Income Fund. The Daily Income Fund is advised by Reich & Tang. Because AlphaSimplex and Reich & Tang are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), the Fund and the Central Funds may be considered to be related companies comprising a “group of investment companies” under the Investment Company Act of 1940, as amended (the “1940 Act”).

10

Management Team

Pursuant to such exemptive relief, the Fund may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II (except the Loomis Sayles Senior Floating Rate and Fixed Income Fund), Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include NGAM Advisors, Reich & Tang, Loomis, Sayles & Company, L.P., AEW Capital Management, L.P., AlphaSimplex, Gateway Investment Advisers, LLC, Hansberger Global Investors, Inc., Harris Associates, L.P., McDonnell Investment Management, LLC and Vaughan Nelson Investment Management, L.P. Each of these advisers and subadvisers are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Fund, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the credit facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Fund may engage in the transactions described above without further notice to shareholders. The Fund also may make investments in related investment companies to the extent permitted by SEC regulation. Percentage Investment Limitations Except as set forth in the SAI, the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Portfolio Holdings A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the section “Portfolio Holdings Information” in the SAI. A “snapshot” of the Fund’s investments may be found in its annual and semiannual reports. In addition, a list of the Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 7 days, is available on the Fund’s website at ngam.natixis.com (select the name of the Fund in the “Find a fund” box). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund’s top 10 holdings as of the month end is generally available on the 15th calendar day on the Fund’s website at ngam.natixis.com (select the name of the Fund in the “Find a fund” box). Management Team Meet the Fund’s Investment Adviser and Subadvisers The Natixis Funds family currently includes 30 mutual funds (the “Natixis Funds”). The Natixis Funds family had combined assets of $46.2 billion as of August 31, 2013. Natixis Funds are distributed through NGAM Distribution, L.P.. Adviser AlphaSimplex Group, LLC, located at One Cambridge Center, Cambridge, Massachusetts 02142, serves as the adviser to the Fund. AlphaSimplex was founded in 1999 and had $2.77 billion in assets under management as of August 31, 2013. AlphaSimplex is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is principally owned by BCPE, France’s second largest banking group. BCPE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The combined advisory and subadvisory fees to be paid by the Fund as a percentage of the Fund’s average daily net assets is 0.80%. Subadvisers NGAM Advisors, L.P., located at 399 Boylston Street, Boston, Massachusetts 02116, serves as a subadviser to the Fund. NGAM Advisors is a subsidiary of Natixis US. Natixis US has 13 principal subsidiary or affiliated asset management firms that collectively had over $386 billion in assets under management as of August 31, 2013. Reich & Tang Asset Management, LLC, located at 1411 Broadway, 28th Floor, New York, New York 10018, serves as a subadviser to the Fund. Reich & Tang is a limited liability company with 100% of its membership interest owned by Natixis US. Reich & Tang’s origins date back to 1970, and as of August 31, 2013, it is the investment manager, adviser or subadviser with respect to assets in excess of $33.4 billion.

11

Management Team

A discussion of the factors considered by the Fund’s Board of Trustees in approving the Fund’s investment advisory and subadvisory contracts will be included in the Fund’s initial shareholder report covering the period in which the approvals occurred. Portfolio Trades In placing portfolio trades, the Fund’s adviser or subadvisers may use brokerage firms that market the Fund’s shares or are affiliated with Natixis US, NGAM Advisors or any adviser or subadvisers. In placing trades, any adviser or subadvisers will seek to obtain the best combination of price and execution, which involves a number of subjective factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees. Meet the Fund’s Portfolio Managers The following persons have had primary responsibility for the day-to-day management of the Fund’s portfolio since the date stated below. AlphaSimplex Andrew W. Lo—Dr. Lo founded AlphaSimplex in 1999 and currently serves as the firm’s Chief Investment Strategist. He is also Chairman of AlphaSimplex’s Investment Committee and a member of AlphaSimplex’s Risk Committee. Dr. Lo has been a co-portfolio manager of the Fund since its inception in 2013. Dr. Lo is the Harris & Harris Group Professor at Massachusetts Institute of Technology (“MIT”) and Director of MIT’s Laboratory for Financial Engineering. Jeremiah H. Chafkin—Mr. Chafkin has served as President of AlphaSimplex since 2007. He is also a member of AlphaSimplex’s Investment Committee and Risk Committee. Mr. Chafkin has been a co-portfolio manager of the Fund since its inception in 2013. From 2006 until November 2007, Mr. Chafkin was President and Chief Executive Officer of the U.S. division of Natixis Global Asset Management. Mr. Chafkin served as president of Charles Schwab Investment Management from 1999 until 2002. From 1999 until 2006, Mr. Chafkin was an Executive Vice President at Charles Schwab. Mr. Chafkin headed investment advice and research for Charles Schwab from 2002 until 2006. Alexander D. Healy—Dr. Healy joined AlphaSimplex in 2007 and currently serves as Director of Strategic Research, focusing on risk management, asset allocation, and non-parametric investment models. Dr. Healy has been a co-portfolio manager of the Fund since its inception in 2013. Dr. Healy received an A.B. in Mathematics and Computer Science in 2002 and a Ph.D. in Theoretical Computer Science in 2007, both from Harvard University. NGAM Advisors Kevin H. Maeda—Mr. Maeda has co-managed the Fund since its inception in 2013. Mr. Maeda, Chief Investment Officer for the Active Investment Advisors division of NGAM Advisors, joined Active Investment Advisors in 2003. He earned his M.B.A. from the University of California — Los Angeles from 1999 to 2001. In addition to an M.B.A., Mr. Maeda received a B.S. from the University of California — Berkeley. He has over 19 years of investment experience. Serena V. Stone—Ms. Stone has co-managed the Fund since its inception in 2013. Ms. Stone, Assistant Vice President and Portfolio Manager for the Active Investment Advisors division of NGAM Advisors, joined Active Investment Advisors in 2005. Previously, she held the position of Portfolio Associate at McMorgan and Company from 2004 to 2005 and Assistant Portfolio Manager at Fremont Investment Advisors from 2000 to 2004. Ms. Stone received a B.S. from the University of California—Los Angeles. She holds the designation of Chartered Financial Analyst and has over 13 years of investment experience. Reich & Tang Robert S. Rickard—Mr. Rickard has co-managed the Fund since its inception in 2013. He is a Senior Vice President of Reich & Tang, and head of Portfolio Management and Trading, which specializes in cash management strategies. Mr. Rickard has focused on the management of short-term assets since joining Reich & Tang’s investment staff in 1992. Mr. Rickard holds an M.B.A in Finance from Pace University and a B.S. in Accounting from Siena College. Please see the Fund’s SAI for information on portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

12

Fund Services

Fund Services Investing in the Fund Choosing a Share Class Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon a number of factors, including the size of your investment and how long you intend to hold your shares. Certain share classes and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you. Class A Shares
  You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section “How Sales Charges Are Calculated.”
  You pay lower annual expenses than Class C shares, giving you the potential for higher returns per share. However, where front-end sales charges are applicable, returns are earned on a smaller amount of your investment.
  You pay higher expenses than Class Y shares.
  You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within 18 months of purchase.
Class C Shares
  You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.
  You pay higher annual expenses than Class A and Class Y shares.
  You may pay a sales charge on redemptions if you sell your Class C shares within one year of purchase.
  Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within 18 months of purchase.
Class Y Shares
  The shares are available to a limited type of investor. See the section “Purchase and Sale of Fund Shares.”
  You have a minimum initial investment of $100,000. There are several ways to waive this minimum. See the section “Purchase and Sale of Fund Shares.”
  You do not pay a sales charge when you buy Class Y shares. All of your money goes to work for you right away.
  You do not pay a sales charge on redemptions.
  You pay lower annual expenses than Class A and Class C shares, giving you the potential for higher returns per share.
For information about the Fund’s expenses, see the section “Fund Fees & Expenses” in the Fund Summary. Certificates Certificates will not be issued or honored for any class of shares.

13

Fund Services

How Sales Charges Are Calculated Class A Shares The price that you pay when you buy Class A shares (the “offering price”) is their net asset value (“NAV”) plus a sales charge (sometimes called a “front-end sales charge”) which varies depending upon the size of your purchase: Class A Sales Charges*
Your Investment	As a % of offering price	As a % of your investment
Less than $50,000	5.75%	6.10%
$ 50,000 – $99,999	4.50%	4.71%
$ 100,000 – $249,999	3.50%	3.63%
$ 250,000 – $499,999	2.50%	2.56%
$ 500,000 – $999,999	2.00%	2.04%
$1,000,000 or more**	0.00%	0.00%
Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.
*	Not imposed on shares that are purchased with reinvested dividends or other distributions.
**	For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within 18 months of the date of purchase. See the section “How the CDSC is Applied to Your Shares”.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper “breakpoint” discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints of the Fund. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts that hold shares, including accounts with other financial intermediaries and your family members’ and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Fund’s website at ngam.natixis.com (click on “Sales Charges” at the bottom of the home page) or in the SAI. Reducing Front-End Sales Charges There are several ways you can lower your sales charge for Class A shares, including:
  Letter of Intent—By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more within 13 months. Purchases of all shares may be used toward meeting the Letter of Intent.
  Cumulative Purchase Discount—You may be entitled to a reduced sales charge if your “total investment” reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in the Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by you in one or more accounts. Certain shares held through Loomis Sayles Distributors, L.P. may not be eligible for this privilege. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in the Fund.
  Combining Accounts—This allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.
Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor. Certain Retirement Plan Accounts: The Distributor may, at its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge. In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. Savings Incentive Match Plan for Employees (“SIMPLE IRA”) contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.
Eliminating Front-End Sales Charges and CDSCs Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

14

Fund Services

  Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
  Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor (this also applies to spouses and children under the age of 21 of those mentioned);
  Fund trustees, former trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
  Participants in certain employer-sponsored retirement plans. The availability of this pricing may depend upon the policies and procedures of your specific financial intermediary; consult your financial adviser;
  Non-discretionary and non-retirement accounts of bank trust departments or trust companies, but only if they principally engage in banking or trust activities;
  Clients of an adviser or subadviser to any Natixis Fund with investments of $25,000 or more in the Natixis Funds; and
  Clients of NGAM Advisors that invest in a Natixis Fund that does not offer Class Y shares.
In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the Fund of your eligibility at the time of purchase. Due to operational limitations at your financial intermediary, a sales charge or a CDSC may be assessed; please consult your financial representative. Repurchasing Fund Shares You may apply proceeds from redeeming Class A shares of the Fund to repurchase Class A shares of any Natixis Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds by sending a new check for some or all of the redemption amount. Please note: for U.S. federal income tax purposes, a redemption generally is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you. Eliminating the CDSC As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; (3) due to shareholder death or disability; (4) to return excess IRA contributions; or (5) to make required minimum distributions at age 70 ½ (applies only to the amount necessary to meet the required minimum distributions). Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC. Class C Shares The offering price of Class C shares is their NAV without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund.
Class C Contingent Deferred Sales Charges
Year Since Purchase	CDSC on Shares Being Sold
1st	1.00%
Thereafter	0.00%
Eliminating the CDSC As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; (3) due to shareholder death or disability; (4) to return excess IRA contributions; or (5) to make required minimum distributions at age 70 ½ (applies only to the amount necessary to meet the required minimum distributions). Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC. How the CDSC is Applied to Your Shares The CDSC is a sales charge you pay when you redeem certain Fund shares. The CDSC:
  Is calculated based on the number of shares you are selling;
  Calculation is based on either your original purchase price or the current NAV of the shares being sold, whichever is lower in order to minimize your CDSC;
  Is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and

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  Applies to redemptions made within the time frame shown above for each class.
A CDSC will not be charged on:
  Increases in NAV above the purchase price;
  Shares you acquired by reinvesting your dividends or capital gains distributions; or
  Exchanges. However, the original purchase date of the shares from which the exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.
To minimize the amount of the CDSC you may pay when you redeem shares, the Fund will first redeem shares acquired through reinvested dividends and capital gain distributions. Shares will be sold in the order in which they were purchased (earliest to latest). Because distribution and service (12b-1) fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges and service fees. Class Y Shares The offering price of Class Y shares is their NAV without a front-end load sales charge. No CDSC applies when you redeem your shares. You must meet eligibility criteria in order to invest in Class Y shares. Compensation to Securities Dealers As part of its business strategy, the Fund pays securities dealers and other financial institutions (collectively, “dealers”) that sell its shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are discussed in the section “How Sales Charges Are Calculated” and dealer commissions are disclosed in the SAI. Class A and Class C shares pay an annual service fee each of 0.25% of their respective average daily net assets. Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis, but may be paid on other schedules. The SAI includes additional information about the payment of some or all of such fees to dealers. Because these distribution fees and service (12b-1) fees are paid out of the Fund’s assets on an ongoing basis, over time these fees for Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge and service fees on Class A shares. In addition, the Fund may make payments to financial intermediaries that provide shareholder services to shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents to compensate those intermediaries for services they provide to such shareholders, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing (“recordkeeping and processing-related services”). The actual payments, and the services provided, vary from firm to firm. These fees are paid by the Fund in light of the fact that other costs may be avoided by the Fund where the intermediary, not the Fund’s service provider, provides services to Fund shareholders. The Distributor, the Adviser and each of their respective affiliates may, out of their own resources, which generally come directly or indirectly from fees paid by the Fund, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Fund, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and processing-related services to financial intermediaries that sell Fund shares. These payments may be in addition to payments made by the Fund for similar services. The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of the Fund or a particular share class over other mutual funds or share classes. Additionally, these payments may result in the Fund receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments, which are in addition to any amounts you may pay your dealer or other financial intermediary, may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual funds and their advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries.

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It’s Easy to Open an Account To Open an Account with Natixis Funds: 1.   Read this Prospectus carefully. The Fund is generally available for purchase in the United States, Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Fund will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number. 2.   Determine how much you wish to invest. See the information regarding investment minimums for various types of accounts in the section “Purchase and Sale of Fund Shares.”
  The Distributor, at its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the Natixis Funds’ prototype document. For Class Y, minimums are waived for such accounts.
  The Distributor, at its sole discretion, may waive the investment minimums for new accounts being established into existing Corporate Retirement Plans and existing SEP-IRA, SARSEP and Keogh Plans using the Natixis Funds’ prototype document.
  The Fund is not available to new SIMPLE IRAs.
  Class A and Class Y shares of the Fund are available to Fund trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) with no initial or subsequent investment minimum.
  At the discretion of NGAM Advisors, clients of NGAM Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.
3.   Complete the appropriate parts of the applicable account application, carefully following the instructions. If you have any questions, please call your financial representative or Natixis Funds at 800-225-5478. For more information on Natixis Funds’ investment programs, refer to the section “Additional Investor Services” in this Prospectus. 4.   Use the sections of this Prospectus that follow as your guide for purchasing shares. Minimum Balance Policy
 (Excludes Class Y shares) In order to address the relatively higher costs of servicing smaller fund positions, on an annual basis the Fund may close an account and send the account holder the proceeds if the account falls below $50 for direct accounts and $500 for networked accounts. The valuation of account balances for this purpose and liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Certain accounts using the Natixis Funds’ prototype document (including IRAs, Keogh Plans, 403(b)(7) plans and Coverdell Education Savings Accounts) and accounts associated with wrap fee programs or defined contribution plans, are excepted from the liquidation. However, the Fund reserves the right to liquidate any account with a balance of one share or less regardless of the account type. Self-Servicing Your Account
 Buying or selling shares is easy with the services described below (certain restrictions may apply): Natixis Funds Personal Access Line® 800-225-5478, press 1 Natixis Funds Website ngam.natixis.com You have access to your account 24 hours a day by calling the Personal Access Line® from a touch-tone telephone or by visiting us online. Using these customer service options, you may:
  purchase, exchange or redeem shares in your existing accounts;
  review your account balance, recent transactions, Fund prices and recent performance;
  order duplicate account statements; and
  obtain tax information.
Please see the following pages for other ways to buy, exchange or sell your shares.

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Buying Shares Except to the extent otherwise permitted by the Distributor, the Fund will only accept investments from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.
	Opening an Account	Adding to an Account
Through Your Investment Dealer	•Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of Fund shares.
By Mail	•Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.
•Mail the check with your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, or the overnight address, 330 West 9th Street, Kansas City, MO 64105-1514.
•Investments made by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”	•Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.
•Complete the investment slip from an account statement or include a letter specifying the Fund name, your class of shares, your account number and the registered account name(s).
•Investments made by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”
By Exchange (See the section “Exchanging Shares” for more details.)	•Call your investment dealer or Natixis Funds at 800-225-5478 or visit ngam.natixis.com to 1) obtain a current prospectus for the fund into which you are exchanging and 2) request an exchange. •In writing: Mail request to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, or the overnight address, 330 West 9th Street, Kansas City, MO 64105-1514.	•Call your investment dealer or Natixis Funds at 800-225-5478 or visit ngam.natixis.com to request an exchange. •In writing: Mail request to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, or the overnight address, 330 West 9th Street, Kansas City, MO 64105-1514.
By Wire	•Mail your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579. For Class Y only: Call Natixis Funds to obtain an account number and wire transfer instructions. Your bank may charge you for such a transfer.
•Visit ngam.natixis.com or contact Natixis Funds at 800-225-5478 to add shares to your account by wire. •Instruct your bank to transfer funds to State Street Bank & Trust Company, ABA #011000028, and DDA #99011538.
•Specify the Fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you for such a transfer.
Through Automated Clearing House (“ACH”)	•Although you cannot open an account through ACH, you may add this feature by selecting it on your account application. •Ask your bank or credit union whether it is a member of the ACH system.	•Call Natixis Funds at 800-225-5478 or visit ngam.natixis.com to add shares to your account through ACH.
•If you have not signed up for the ACH system, please call Natixis Funds or visit ngam.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
•Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH. See the section “Selling Restrictions.”

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Opening an Account	Adding to an Account
Automatic Investing Through Investment Builder	•Although you cannot open an account through Investment Builder, you may add this feature by selecting it on your account application. The Fund minimum must be met in order to establish an account.
•Ask your bank or credit union whether it is a member of the ACH system.	•If you have not signed up for Investment Builder, please call Natixis Funds at 800-225-5478 or visit ngam.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
•See the section “Additional Investor Services.” •Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH. See the section “Selling Restrictions.”
Selling Shares To Sell Some or All of Your Shares Certain restrictions may apply. Redemption proceeds may not be available immediately upon redemption for shares purchased by check, through ACH or Investment Builder. See the section “Restrictions on Buying, Selling and Exchanging Shares.” Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers, $50 for international wire transfers or $20.50 for overnight delivery. These fees are subject to change.
Through Your Investment Dealer	•Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of Fund shares.
By Mail	•Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section “Selling Shares in Writing.”
•The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
•Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas City, MO 64105-1514.
•Proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order, although it may take longer. See the sections “Selling Shares in Writing” and “Selling Restrictions.”
By Exchange (See the section “Exchanging Shares” for more details.)	•Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or visit ngam.natixis.com.
•Call Natixis Funds or visit ngam.natixis.com to request an exchange.
By Wire	•Complete the “Bank Information” section on your account application.
•Call Natixis Funds at 800-225-5478, visit ngam.natixis.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
•Proceeds (less any applicable CDSC) will generally be wired on the next business day, although it may take longer. See the sections “Selling Shares in Writing” and “Selling Restrictions.” A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire. If you have not signed up for banking information on your application, please call Natixis Funds at 800-225-5478 or visit ngam.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.

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Through ACH	•Ask your bank or credit union whether it is a member of the ACH system.
•Complete the “Bank Information” section on your account application.
•If you have not signed up for the ACH system on your application, please call Natixis Funds at 800-225-5478 or visit ngam.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
•Call Natixis Funds or visit ngam.natixis.com to request an ACH redemption or indicate in your redemption letter that you wish to have your proceeds sent to your bank through ACH.
•Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days, although it may take longer. See the sections “Selling Shares in Writing” and “Selling Restrictions.”
By Telephone	•Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds (less any applicable CDSC) by mail, by wire or through ACH (see above), subject to certain restrictions. See the sections “Selling Shares in Writing” and “Selling Restrictions.”
•Redemptions by check in the amount greater than $100,000 must be done in writing.
By Systematic Withdrawal Plan (See the section “Additional Investor Services” for more details.)	•Call Natixis Funds at 800-225-5478 or your financial representative for more information. •
Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan. See the sections “Selling Shares in Writing” and “Selling Restrictions.”
Selling Shares in Writing If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation. A medallion signature guarantee protects you against fraudulent orders and is necessary if:
  your address of record or bank account information has been changed within the past 30 days;
  you are selling more than $100,000 worth of shares and you are requesting the proceeds by check (this does not apply to IRA transfer of assets to a new custodian);
  a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or
  the proceeds are sent by check, wire or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.
A notary public cannot provide a medallion signature guarantee. The Fund will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
  a financial representative or securities dealer;
  a federal savings bank, cooperative or other type of bank;
  a savings and loan or other thrift institution;
  a credit union; or
  a securities exchange or clearing agency.
In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements. Exchanging Shares In general, you may exchange Class A, Class C, or Class Y shares of the Fund for shares of the same class of another Natixis Fund or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC, if applicable (see the sections “Buying Shares” and “Selling Shares”) subject to certain restrictions noted below. The exchange must be for at least the minimum to open an account (or the total NAV of your account, whichever is less), or, once the fund minimum is met, exchanges under the Automatic Exchange Plan must be made for at least $100 (see the section “Additional Investor Services”). You may exchange Class Y shares of the Fund, subject to minimum investment requirements, for Institutional Class shares of any series of Loomis Sayles Funds that offers Institutional Class shares subject to certain restrictions noted below. The exchange must be for at least the minimum to open an account (or the total NAV of your account, whichever is less). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund is generally treated as a

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sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares. In certain limited circumstances, accounts participating in wrap fee programs or held through a registered investment adviser may exchange Class Y shares of the Fund for Class A shares of the Fund. Class Y shares may be converted to Class A shares of the Fund if the Class Y shares are held in an investment option or program that no longer permits the use of Class Y shares in that option or program or if the shareholder otherwise becomes ineligible to participate in Class Y shares. Exchanges from Class Y shares to Class A shares will not be subject to an initial sales charge; however, future purchases may be subject to a sales charge, if applicable. In order to exchange shares, a representative of the wrap fee program or a registered investment adviser must follow the procedures set forth by the Distributor. Accounts participating in or moving into wrap-fee programs or held through a registered investment adviser may exchange Class A shares of the Fund for Class Y shares of the Fund and may also exchange Class C shares of the Fund for Class A shares or Class Y shares of the Fund. Any account with an outstanding CDSC liability will be assessed the CDSC before converting to either Class A or Class Y shares. Accounts converting from Class C shares to Class A shares will not be subject to any Class A sales charges as a result of the initial conversion or any subsequent purchases of Class A shares. In order to exchange shares, a representative of the wrap-fee program or registered investment adviser must follow the procedures set forth by the Distributor. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder. Class A shares of a fund acquired by Fund trustees, former Fund trustees, employees of affiliates of the Natixis Funds, individuals who are affiliated with any Natixis Fund (including spouses, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned), Natixis and Natixis affiliate benefit plans (collectively, “Natixis affiliated shareholders”) may be exchanged for Class Y shares of the same fund without payment of a CDSC. Due to operational limitations at your financial intermediary, your ability to exchange between share classes of the same fund may be limited. Please consult your financial representative for more information. Cost Basis Reporting. Upon the redemption or exchange of your shares in the Fund, the Fund, or, if you purchased your shares through a broker-dealer or other financial intermediary, your financial intermediary will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Fund at 800-225-5478, visit ngam.natixis.com or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please also consult your tax adviser to determine which available cost basis method is best for you. Restrictions on Buying, Selling and Exchanging Shares The Fund discourages excessive short-term trading that may be detrimental to the Fund and its shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in the Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, below investment-grade securities or small-cap securities), also may have increased exposure to these risks. The Board of Trustees has adopted the following policies to address and discourage such trading. The Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described under “Selling Shares.” Limits on Frequent Trading. Excessive trading activity in the Fund is measured by the number of round trip transactions in a shareholder’s account. A round trip is defined as (1) a purchase (including a purchase by exchange) into the Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund; or (2) a redemption (including a redemption by exchange) out of the Fund followed by a purchase (including a purchase by exchange) of any amount into the same Fund. Two round trip transactions in the Fund within a rolling 90-day period is considered to be excessive and will constitute a violation of the Fund’s trading limitations. After the detection of a first violation, the Fund or the Distributor will issue the shareholder and his or her financial intermediary, if any, a written warning. After the detection of a second violation ( i.e., two more round trip transactions in the Fund within a rolling 90-day period), the Fund or the Distributor will restrict the account from making subsequent purchases (including purchases by exchange) for 90 days. After the detection of a third violation, the Fund or the Distributor will permanently restrict the account and any other accounts under the shareholder’s control in any Natixis Fund from making subsequent purchases (including purchases by exchange). The above limits are applicable whether a shareholder holds shares directly with the Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Fund and the Distributor may consider to be excessive and, at its discretion, the Fund and the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries.

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Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. The Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Fund’s own restrictions if the Fund determines, at its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares. This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. The Fund and the Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and the Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program. Under certain circumstances, waivers to these conditions (including waivers to permit more frequent rebalancing) may be approved for programs that in the Fund’s opinion are not vehicles for market timing and are not likely to engage in abusive trading. Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in excessive, short-term trading activity, it may, at its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, the Fund and the Distributor, as well as an adviser to the Fund may ban trading in an account if, in their judgment, a shareholder or financial intermediary has engaged in short-term transactions that, while not necessarily in violation of the Fund’s stated policies on frequent trading, are harmful to the Fund or its shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity. Accounts Held by Financial Intermediaries. The ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary maintains the record of the Fund’s underlying beneficial owners. In general, the Fund and the Distributor will review trading activity at the omnibus account level. If the Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in excessive short-term trading activity. If the Fund believes that a shareholder has engaged in excessive short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder that engaged in such trading, although it may be unable to do so. The Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume the Fund will be able to detect or prevent all trading practices that may disadvantage the Fund. Purchase Restrictions The Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Fund may not be able to open your account if the requested information is not provided. The Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then-current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified. Selling Restrictions The table below describes restrictions placed on selling shares of the Fund. Please see the SAI for additional information regarding redemption payment policies.
Restriction	Situation
The Fund may suspend the right of redemption or postpone payment for more than 7 days:	•When the New York Stock Exchange (the “NYSE”) is closed (other than a weekend/holiday) as permitted by the SEC.
•During an emergency as permitted by the SEC.
•During any other period permitted by the SEC.

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Restriction	Situation
The Fund reserves the right to suspend account services or refuse transaction requests:	•With a notice of a dispute between registered owners or death of a registered owner. •With suspicion/evidence of a fraudulent act.
The Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	•When it is detrimental for the Fund to make cash payments as determined in the sole discretion of the adviser or subadviser.
The Fund may withhold redemption proceeds for 10 days from the purchase date:	•When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.
Although most redemptions are made in cash, as described in the SAI, the Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution in kind, the shareholder will bear the market risk associated with the distributed securities and may incur brokerage or other charges in converting the securities to cash. How Fund Shares Are Priced NAV is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:
Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities Number of outstanding shares
The NAV of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:
  A share’s NAV is determined at the close of regular trading on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value” in the SAI for more details.
  The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated (plus or minus applicable sales charges as described earlier in the Fund Summary) after your order is received by the transfer agent, Boston Financial Data Services, Inc., “in good order” (meaning that the order is complete and contains all necessary information).1
  Requests received by the Fund after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to market close (normally 4:00 p.m., Eastern time), the shareholder will receive that day’s NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to the Fund.
  If the Fund invests in foreign securities, it may have NAV changes on days when you cannot buy or sell its shares.
1	Please see the section “Buying Shares,” which provides additional information regarding who can receive a purchase order.
Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may send your order by mail as described in the sections “Buying Shares” and “Selling Shares.” Generally, Fund securities are valued as follows:
  Equity securities—last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price.
  Debt securities (other than short-term obligations)—based upon evaluated prices furnished to the Fund by an independent pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders, if available, or quotations obtained from broker-dealers.
  Senior Loans—bid prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers.
  Short-term obligations (purchased with an original or remaining maturity of 60 days or less)—amortized cost (which approximates market value).

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Fund Services

  Securities traded on foreign exchanges—market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security’s value. In that case, the security may be fair-valued at the time the Fund determines its NAV by or pursuant to procedures approved by the Board of Trustees. When fair-valuing its securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund’s NAV is calculated.
  Swaps—market value based on prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers.
  Swaptions—mid prices (between the bid price and the ask price) supplied by an independent pricing service, if available, or quotations obtained from broker-dealers.
  Options—domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations. Currency options are priced at the mid price (between the bid price and the ask price) supplied by an independent pricing service, if available. Other over-the-counter options contracts (including currency options not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.
  Futures—current settlement price.
  Foreign Currency Forward Contracts—interpolated prices determined based on information provided by an independent pricing service.
  All other securities—fair market value as determined by an Adviser or Subadviser of the Fund pursuant to procedures approved by the Board of Trustees.
As described above, if market prices are not readily available for a security or other investment, the securities or other investments may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that the Fund might reasonably expect to receive from a current sale of the security or other investment in the ordinary course of business). The Fund may also value securities or other investments at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security or other investment from the primary market on which it has traded) as well as events affecting the markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security or other investment, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities or other investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other investments held by the Fund. Dividends and Distributions The Fund generally distributes annually all or substantially all of its net investment income (other than capital gains) in the form of dividends. The Fund expects to distribute its dividends annually. The Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually, after applying any capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually. Distributions will automatically be reinvested in shares of the same class of the distributing Fund at NAV unless you select one of the following alternatives:
  Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at NAV in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section “Additional Investor Services.”
  Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund.
  Receive all distributions in cash.
If a dividend or capital gain distribution check remains uncashed for six months or is undeliverable by the United States Postal Service and your account is still open, the Fund will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination and the check will be canceled. In addition, future dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless you subsequently contact the Fund and request to receive distributions by check. For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478. If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your U.S. federal income tax return. This information will also be reported to the IRS. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

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Fund Services

Tax Consequences Except where noted, the discussion below addresses only certain U.S. federal income tax consequences of an investment in the Fund and does not address any foreign, state or local tax consequences. The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify each year for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains that are timely distributed to shareholders. Unless otherwise noted, the discussion below, to the extent it describes shareholder-level tax consequences, pertains solely to taxable shareholders. The Fund is not managed with a view toward minimizing taxes imposed on such shareholders. Taxation of Distributions from the Fund. For federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments that the Fund owned for more than one year over net short-term capital losses and that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to the excess of net short-term capital gains from the sale of investments that the Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income. Distributions of investment income properly reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed-income securities, derivatives and REITs generally is not eligible for treatment as qualified dividend income. A 3.8% Medicare contribution tax is imposed on the net investment income of individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. Fund distributions are taxable whether shareholders receive them in cash or in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions may occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized or realized but not distributed. Dividends and distributions declared by the Fund in October, November or December of one year and paid in January of the next taxable year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received. Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. The Fund will advise shareholders annually of the proportion of its dividends that are derived from such interest. Distributions by the Fund to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax laws generally will not be taxable, although distributions by retirement plans to their participants may be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan. Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other disposition of Fund shares will generally be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less, assuming in each case that the shareholder held the shares as capital assets. Short-term capital gains are generally taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations. Taxation of Certain Fund Investments. The Fund’s investments in derivatives may be subject to special tax rules that affect the timing, character or amount of the Fund’s distributions to shareholders. The Fund’s investments in certain debt obligations (such as “OID” securities as defined in the SAI) or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, the Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code. Backup Withholding. The Fund is required in certain circumstances to apply backup withholding to taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder if the shareholder does not furnish to the Fund certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding tax rate is 28%. Please see the SAI for additional information on the U.S. federal income tax consequences of investing in the Fund.

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Financial Performance

You should consult your tax adviser for more information on your own situation, including possible federal, state, local, foreign or other applicable taxes. Additional Investor Services Retirement Plans Natixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs and other pension and profit sharing plans. Refer to the section “It’s Easy to Open an Account” for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478. Investment Builder Program This is Natixis Funds’ automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section “Buying Shares.” Dividend Diversification Program This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund subject to the eligibility requirements of that other fund and to state securities law requirements. The fund minimum must be met in the new fund prior to establishing the dividend diversification program. Shares will be purchased at the selected fund’s NAV without a front-end sales charge or CDSC on the ex-dividend date. Before establishing a Dividend Diversification Program into any other Natixis Fund, please read its prospectus carefully. Automatic Exchange Plan Natixis Funds have an automatic exchange plan under which shares of a class of a Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund. The fund minimum must be met prior to establishing an automatic exchange plan. There is no fee for exchanges made under this plan. Please see the section “Exchanging Shares” above and refer to the SAI for more information on the Automatic Exchange Plan. Systematic Withdrawal Plan This plan allows you to redeem shares and receive payments from the Fund on a regular schedule. Redemptions of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC, however, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section “Selling Shares.” Natixis Funds Personal Access Line® This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line® to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply. Natixis Funds Website Visit us at ngam.natixis.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply. Financial Performance The Fund is new and has not yet issued financial statements.

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Glossary of Terms Derivative — A financial instrument whose value and performance are based on the value and performance of another security, asset, index or financial instrument. Equity Securities — Securities that may include common stocks, preferred stocks, warrants, securities convertible into common and preferred stocks and other equity-like interests in an entity. Interest rate — Rate of interest charged for the use of money, usually expressed at an annual rate. Maturity — The final date on which the payment of a debt instrument ( e.g. , bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years. Net assets — A fund’s assets minus its liabilities. Net asset value (NAV) per share — The market value of one share of a fund on any given day without taking into account any front-end sales charge or contingent deferred sales charge. It is determined by dividing a fund’s total net assets by the number of shares outstanding. Notional value — Notional value is the nominal or face amount used to calculate payments on the derivative products that are held by a fund. The notional value of the securities underlying a derivative often differs from the derivative’s market value. Volatility — Volatility is a statistical measurement of the magnitude of typical up and down fluctuations in the value of a financial instrument, portfolio or index over time. The greater the volatility, the more sharply price may fluctuate. Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

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If you would like more information about the Fund, the following documents are available free upon request: Annual and Semiannual Reports—Provide additional information about the Fund’s investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Statement of Additional Information (SAI)—Provides more detailed information about the Fund and its investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference. For a free copy of the Fund’s annual or semiannual reports or its SAI, to request other information about the Fund, and to make shareholder inquiries generally, contact your financial representative, visit the Fund’s website at ngam.natixis.com or call the Fund at 800-225-5478. Important Notice Regarding Delivery of Shareholder Documents: In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request. Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require. Information about the Fund, including its reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Fund’s reports and SAI are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Portfolio Holdings—A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

Investment Company Act File No. 811-22099
 XT51-0913

STATEMENT OF ADDITIONAL INFORMATION

September 30, 2013

NATIXIS FUNDS TRUST II

ASG TACTICAL U.S. MARKET FUND (the “Fund”)

Class A (USMAX), Class C (USMCX) and Class Y (USMYX)

This Statement of Additional Information (“Statement”) contains specific information that may be useful to investors but that is not included in the Statutory Prospectus of the Fund. This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Fund’s Summary or Statutory Prospectus, each dated September 30, 2013 (the “Prospectus”), as from time to time revised or supplemented. This Statement should be read together with the Prospectus. Investors may obtain the Prospectus without charge from NGAM Distribution, L.P. (the “Distributor”), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling Natixis Funds at 800-225-5478 or by visiting the Fund’s website at ngam.natixis.com.

INVESTMENT RESTRICTIONS

The following is a description of restrictions on the investments to be made by the Fund. These restrictions are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940 (the “1940 Act”)). Except in the case of restrictions marked with a dagger (†) below, the percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. The Fund has elected to be classified as a diversified series of an open-end investment company.

ASG Tactical U.S. Market Fund

ASG Tactical U.S. Market Fund may not:

(1)	Purchase any security (other than U.S. government securities) if, as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in any one industry, except that the Fund will invest at least 25% of its assets in securities and other obligations of issuers in the financial service industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents, finance companies whose financing activities are not related primarily to the activities of their parent companies are classified in the industry the Fund’s adviser or subadviser believes is most applicable to such finance companies, and each foreign country’s government (together with all subdivisions thereof) will be considered to be a separate industry. For purposes of this restriction, asset-backed securities are not considered to be bank obligations.

(2)	Make short sales of securities or maintain a short position, except that the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

(3)†	Borrow money, except to the extent permitted under the 1940 Act.

(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided, however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

(5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(6)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

ASG Tactical U.S. Market Fund may:

(8)	Purchase and sell commodities to the maximum extent permitted by applicable law.

Restrictions (2) and (7) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC.

General Notes on Investment Restrictions

In addition to temporary borrowing, and subject to any stricter restrictions on borrowing applicable to any particular fund, the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. With respect to restrictions on borrowing, the 1940 Act limits the Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act.

Under current pronouncements, certain positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if the Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

The Fund may not purchase any illiquid security if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities. This policy may be changed without a shareholder vote. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain securities which might otherwise be considered illiquid, including securities issued pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and certain commercial paper, which the Fund’s adviser or subadviser has determined to be liquid under procedures approved by the Board of Trustees (the “Board”).

FUND CHARGES AND EXPENSES

Advisory Fees

Pursuant to an investment advisory agreement, AlphaSimplex Group, LLC (“AlphaSimplex” or the “Adviser”) has agreed to manage the investment and reinvestment of the assets of the Fund subject to the supervision of the Board. For the services described in the advisory agreement, the Fund has agreed to pay AlphaSimplex an advisory fee at the annual rate of 0.80% based on the average daily net assets of the Fund reduced by the amount of any subadvisory fees payable directly by the Fund to NGAM Advisors, L.P. (“NGAM Advisors”) through its Active Investment Advisors division (“Active Investment”) or Reich & Tang Asset Management, LLC (“Reich & Tang”) (each a “Subadviser” and collectively, the “Subadvisers”) pursuant to the subadvisory agreements.

AlphaSimplex has given a binding contractual undertaking to all classes of the Fund to waive its advisory fee and, if necessary, to reimburse certain expenses related to operating the Fund in order to limit the Fund’s expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses, to the annual rates indicated below. The undertakings are in effect until April 30, 2015 for the Fund and may be terminated before then only with the consent of the Board. The undertakings will be reevaluated on an annual basis thereafter, subject to the obligation of the Fund to repay such advisory fees waived and/or expenses reimbursed in later periods to the extent that the class’s expenses fall below the expense limit; provided, however, that the Fund is not obligated to repay such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Fund	Expense Limit	Date of Undertaking
ASG Tactical U.S. Market Fund
Class A	1.40%	September 30, 2013
Class C	2.15%	September 30, 2013
Class Y	1.15%	September 30, 2013

Subadvisory Fees

The investment advisory agreement between AlphaSimplex and the Fund provides that AlphaSimplex may delegate its responsibilities thereunder to other parties. Pursuant to the subadvisory agreements, AlphaSimplex has delegated some of its portfolio management responsibilities to NGAM Advisors, through its Active Investment division, which manages the equity portion of the Fund’s portfolio and to Reich & Tang, which manages the portion of the Fund’s assets that are invested in money market and other short-term, high-quality securities. For the services described in the subadvisory agreements, the Fund has agreed to pay NGAM Advisors and Reich & Tang a subadvisory fee at the annual rate of 0.10% and 0.05%, respectively, of the average daily net assets of the Fund that are allocated by the Adviser to be managed by the Subadvisers, subject to a minimum annual subadvisory fee of $50,000 with respect to Reich & Tang.

The Fund is newly formed and thus has not incurred any advisory or subadvisory fees as of the date of this Statement.

For more information about the Fund’s advisory and subadvisory agreements, see “Investment Advisory and Other Services.”

Brokerage Commissions

The Fund is newly formed and thus has not incurred any brokerage commissions as of the date of this Statement.

For a description of how transactions in portfolio securities are effected and how the Adviser and Subadvisers select brokers, see the section “Portfolio Transactions and Brokerage.”

Regular Broker-Dealers

The Fund is newly formed and thus does not have any holdings of its regular broker-dealers as of the date of this Statement.

Sales Charges and Distribution and Service (12b-1) Fees

As explained in this Statement, the Class A and Class C shares of the Fund pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). The Fund is newly formed and thus has not paid any Rule 12b-1 fees as of the date of this Statement.

OWNERSHIP OF FUND SHARES

The Fund is newly formed and has not yet publicly offered shares prior to the date of this Statement.

The Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase the Fund’s brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of the Fund’s shares, a large redemption by a fund of funds could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares. When possible, the Fund’s Adviser will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.

THE TRUST

Natixis Funds Trust II (the “Trust”) is registered with the SEC as an open-end management investment company. Natixis Funds Trust II is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to a Declaration of Trust (a “Declaration of Trust”) dated May 6, 1931, as last amended and restated on June 2, 2005, and consisted of a single Fund (now the Harris Associates Large Cap Value Fund) until January 1989, when the Trust was reorganized as a “series” company as described in Section 18(f)(2) of the 1940 Act. Each series (with the exception of Loomis Sayles Strategic Alpha Fund, Loomis Sayles Multi-Asset Real Return Fund, Select Fund and Senior Floating Rate and Fixed Income Fund) of Natixis Funds Trust II is diversified. The name of Natixis Funds Trust II has changed several times since its organization as noted below:

Name of Trust	Date
Investment Trust of Boston	May 1931 to November 1988
Investment Trust of Boston Funds	December 1988 to April 1992
TNE Funds Trust	April 1992 to March 1994
New England Funds Trust II	April 1994 to January 2000
Nvest Funds Trust II	January 2000 to April 2001
CDC Nvest Funds Trust II	May 2001 to April 2005
IXIS Advisor Funds Trust II	April 2005 to August 2007
Natixis Funds Trust II	August 2007 to present

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

The following is a list of certain investment strategies, including particular types of securities or instruments or specific practices that may be used by the Adviser or Subadvisers in managing the Fund. Because of the Fund’s use of derivative instruments, the Fund is subject to many of the risks below indirectly through its derivative transactions as well as directly through investment in the actual securities themselves. For example, to the extent the Fund enters into a futures contract on an equity index, the Fund is subject to “equity securities” risk.

The Fund’s principal strategies are described in its Prospectus. This Statement describes some of the non-principal strategies the Fund may use, in addition to providing additional information, including related risks, about its principal strategies.

The list of securities or other instruments under each category below is not intended to be an exclusive list of securities, instruments and practices for investment and unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the Prospectus, in the section “Investment Restrictions” in this Statement or under applicable law, the Fund may engage in strategies and invest in securities and instruments in addition to those listed below. The Adviser or Subadvisers may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security, but investment is not limited to the categories listed below or the securities specifically enumerated under each category. The Fund is not required to engage in a particular transaction or invest in any security or instrument, even if to do so might benefit the Fund. Its Adviser or Subadvisers may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. The Adviser or Subadvisers may invest in any security that falls under the specific category, including securities that are not listed below. The Prospectus and/or this Statement will be updated if the Fund begins to engage in investment practices that are not described in the Prospectus and/or this Statement.

Adjustable Rate Mortgage (“ARM”) Securities

The Fund may invest in ARMs. An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Since the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. In addition, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. In addition, the Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying ARM to exceed a cap rate for a particular mortgage. See “Mortgage-Related Securities” for more information on the risks involved in ARMs.

Asset-Backed Securities

The Fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Mortgage-backed securities are a type of asset-backed security. The securitization techniques used to develop mortgage securities are being applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation (“CMO”) structure (described herein). Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Fund’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. In addition, the value of some mortgage-backed or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its Adviser or Subadvisers to forecast interest rates and other economic factors correctly. The market for mortgage-backed and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further. Asset-backed securities involve risks similar to those described in the section “Mortgage-Related Securities.”

The Fund may also gain exposure to asset-backed securities through entering into derivative contracts related to this asset class. For example, the Fund may enter into derivative contracts, which are indices made up of tranches of asset-backed securities, each with different credit ratings. Utilizing ABX, one can either gain synthetic risk exposure to a portfolio of such securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying asset-backed securities. Derivative instruments related to asset-backed securities are subject to the risks associated with asset-backed securities generally, as well as the risks of derivative transactions. See the section “Derivative Instruments” below.

Bank Loans, Loan Participations and Assignments

The Fund may invest in bank loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers. Senior loans typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior loans can include term loans, revolving credit facility loans and second lien loans. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. These loans may not be rated investment-grade by the rating agencies. Although secured loans are secured by collateral of the borrower, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower.

The Fund’s investments in loans are subject to credit risk and liquidity risk. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. The interest rates on many bank loans reset frequently, and thus bank loans are subject to interest rate risk. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually (but often not limited to) banks. The Fund may participate in the primary syndicate for a loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. The Fund also may acquire a participation interest in another lender’s portion of the loan. Participation interests involve special types of risk, including liquidity risk and the risks of being a lender. Loans and loan participations may be transferable among financial institutions; however, they may not have the liquidity of conventional debt securities and because they may be subject to restrictions on resale, they are potentially illiquid. The purchase or sale of loans may require the consent of a third party or of the borrower, and although such consent is rarely withheld in practice, the consent requirement could delay a purchase or affect the Fund’s ability to dispose of its investments in loans in a timely fashion. Although the market for loans and loan participations has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the Fund from selling these loans at their market values at a desirable time or price. To the extent a senior loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. When investing in a loan participation, the Fund typically will have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, the Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Loans and other debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to pursue appropriate credit remedies against a borrower. In addition, holders of the loans, such as the Fund, may be required to indemnify the agent bank in certain circumstances.

In addition to investing in senior secured loans, the Fund may invest in other loans, such as second lien loans and other secured loans, as well as unsecured loans. Second lien loans and other secured loans are subject to the same risks associated with investment in senior loans and below investment-grade bonds. However, such loans may rank lower in right of payment than senior secured loans, and are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Second lien loans and other secured loans are expected to have greater price volatility than more senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking loans, which would create greater credit risk exposure. Each of these risks may be increased in the case of unsecured loans, which are not backed by a security interest in any specific collateral.

The Fund may also gain exposure to loan investments through the use of derivatives. See the section “Derivative Instruments.”

Commodities – General

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related securities and other instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. The Fund may invest in commodity-related securities and other instruments that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, investments in commodity-linked instruments do not generally provide a claim on the underlying commodity. In addition, the ability of the Fund to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable the Fund to maintain its status as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity-based investments. A highly liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments are also subject to credit and interest rate risks that in general affect the values of debt securities. The Fund may lose money on its commodity investments.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Since convertible securities may be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities are generally subject to the same risks as non-convertible fixed-income securities, but usually provide a lower yield than comparable fixed-income securities. Many convertible securities are relatively illiquid.

Corporate Reorganizations

The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser or Subadvisers, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser or Subadvisers which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.

Debt Securities

The Fund may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage- and other asset-backed securities. Debt securities include a broad array of short-, medium- and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Risks. Debt securities are subject to market risk and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities are not generally perceived to involve credit risks to the same extent as investments in other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. Generally, the value of debt securities falls when market rates of interest are rising. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay the Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of the Fund that invests in debt securities for any particular period. Fluctuations in the value of the Fund’s investments in debt securities will cause the Fund’s net asset value (“NAV”) to increase or decrease.

Depositary Receipts

The Fund may invest in foreign equity securities by purchasing “depositary receipts.” Depositary receipts are instruments issued by banks that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than in the case of sponsored depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are depositary receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or U.S. corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk.

The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The Fund may incur costs in connection with conversions between various currencies. In addition, the Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Because the Fund may invest in depositary receipts, changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If the Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

Derivative Instruments

The Fund expects to use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indices and other assets. For additional information about the use of derivatives in connection with foreign currency transactions, see the section “Foreign Currency Transactions.” The Adviser or Subadvisers may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that the Fund may use include (but are not limited to) futures contracts, warrants, structured notes, foreign currency transactions, options contracts, swap transactions and forward currency contracts.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, difficulties in valuation, leverage risk and, to the extent the Adviser’s or Subadvisers’ view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. See the subsection “Additional Risks of Derivative Instruments.” Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in the bankruptcy of the institution. Although the Adviser and/or Subadvisers monitor the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may increase the amount and affect the timing and character of taxable distributions paid to shareholders. See the section “Additional Risks of Derivatives Investments” below for additional information about the risks relating to derivatives instruments.

Several types of derivative instruments in which the Fund may invest are described in more detail below. However, the Fund is not limited to investments in these instruments.

Asset Segregation and Coverage

The Fund will segregate with its custodian or otherwise designate on its records liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions.

The amounts that are segregated or designated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. The Fund may segregate amounts in addition to the amounts described above. In certain circumstances, the Fund may enter into an offsetting position rather than segregating or designating liquid assets (e.g., the Fund may cover a written put option with a purchased put option with the same or higher exercise price). Although the Fund’s Adviser or Subadvisers will attempt to ensure that the Fund has sufficient liquid assets to cover its obligations under its derivative contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. The Fund may modify its asset segregation policies from time to time.

Futures Contracts

Futures transactions involve the Fund’s buying or selling futures contracts. A futures contract is an agreement between two parties to buy and sell a particular security, currency or other asset, or group or index of securities, currencies or other assets for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500® Index futures may trade in contracts with a value equal to $250 multiplied by the S&P 500® Index.

When a trader, such as the Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term, high-quality/liquid securities (such as U.S. Treasury bills or high-quality tax-exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.”

Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions and other transaction costs.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund is less than the price of the offsetting purchase, the Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, a futures purchase is closed by the purchaser selling an offsetting futures contract.

Options and Warrants

Options transactions may involve the Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices) or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire.

Options can generally be classified as either “call” or “put” options. There are two parties to a typical options transaction: the “writer” (seller) and the “buyer.” A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. An “American-style” option allows exercise of the option at any time during the term of the option. A “European-style” option allows an option to be exercised only at a specific time or times, such as the end of its term. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option. Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed.

As an alternative to purchasing call and put options on index futures, the Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner similar to the use of options on index futures.

Warrants and Rights

The Fund may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

Options on Foreign Currencies

The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, as described in the Prospectus. In addition, options on foreign currencies may be used to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by the Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected by the Fund, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Options on Indices

The Fund may transact in options on indices (“index options”). Put and call index options are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss at expiration depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes an index call option, it receives a premium and undertakes the obligation that, prior to the expiration date (or, upon the expiration date for European-style options), the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the exercise settlement value of the relevant index is greater than the exercise price of the call. The manner of determining “exercise settlement value” for a particular option series is fixed by the options market on which the series is traded. S&P 500® Index options, for example, have a settlement value that is calculated using the opening sales price in the primary market of each component security on the last business day (usually a Friday) before the expiration date. The amount of cash is equal to the difference between the exercise settlement value of the index and the exercise price of the call times a specified multiple (“multiplier”). When the Fund buys an index call option, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys an index put option, it pays a premium and has the right, prior to the expiration date (or, upon the expiration date for European-style options), to collect, upon the Fund’s exercise of the put, an amount of cash equal to the difference between the exercise price of the option and the exercise settlement value of the index, times a multiplier, similar to that described above for calls, if the exercise settlement value is less than the exercise price. When the Fund writes an index put option, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the exercise settlement value of the index and exercise price times the multiplier, if the closing level is less than the exercise price.

Exchange-Traded and Over-the-Counter Options

The Fund may purchase or write both exchange-traded and over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to consummate the transaction. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, the Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While the Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

Index Warrants

The Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. The Fund will normally use index warrants in a manner similar to its use of options on securities indices.

Forward Contracts

As described in the section “Foreign Currency Transactions” below, the Fund may invest in forward contracts. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency or other asset at a future date at a specified price. For example, forward contracts may be used when the Adviser or Subadvisers anticipate that particular foreign currencies will appreciate or depreciate in value or to take advantage of the expected relationships between various currencies, regardless of whether securities denominated in such currencies are held in the Fund’s investment portfolio. Forward contracts may also be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to “lock in” the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

Swap Transactions

A swap transaction is an individually negotiated agreement (typically with a bank, a brokerage firm or other financial institution as counterparty) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The Fund may enter into interest rate, currency, index, total return and other swap transactions. For example, the Fund may enter into interest rate or currency swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, to gain exposure to one or more securities, currencies, commodities, or interest rates, to protect against currency fluctuations, to manage duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date and to take advantage of perceived mispricing in the securities markets. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500® Index) or in some other investment (such as U.S. Treasury securities or commodities). A total return swap is an agreement to make payments of the total return from a specified asset or instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another specified asset or instrument. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant asset or instrument increases, but receive payments from the other party if the value of that asset or instrument decreases.

Under most swap agreements, payments by the parties will be exchanged on a “net basis,” and a party will receive or pay, as the case may be, only the net amount of the two payments.

The Fund may also enter into options on swaps. The Fund may engage in swap options for hedging purposes or to manage and mitigate credit and interest rate risk. The Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, (i) imperfect correlation between movements of the price of the swap options and the price of the securities, indices or other assets serving as reference instruments for the swap option, reducing the effectiveness of the instrument for hedging or investment purposes, (ii) there may not be a liquid market to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate, and (iv) counterparty risk. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. The Fund’s successful use of swap agreements will depend on its Adviser’s or Subadvisers’ ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Even though swap markets in which swap transactions are traded have grown significantly in recent years, swap agreements are typically not traded on exchanges and are subject to liquidity risk. As a result, the Fund bears the risk of loss of the amount expected to be received pursuant to a swap agreement in the event of the default or bankruptcy of the counterparty, and the value of a swap agreement in general depends on the creditworthiness of the counterparty. The Fund may also suffer losses if it is unable to terminate (or terminate at the time and price desired) outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions.

Investment Pools of Swap Contracts

In addition, the Fund may invest in publicly or privately issued interests in investment pools whose underlying assets are credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, sometimes a single security. These types of pools are often used to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that the Fund invests in pools of swap contracts and related underlying securities or securities loan agreements whose performance corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” below. In addition to the risks associated with investing in swaps generally, an investing Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as the Fund. Interests in privately offered investment pools of swap contracts may be considered illiquid and, except to the extent that such interests are deemed liquid under the Fund’s policies, subject to the Fund’s restrictions on investments in illiquid securities.

Additional Risks of Derivative Instruments

As described in the Prospectus, the Fund intends to use derivative instruments, including several of the instruments described above, as part of its investment practices as well as for risk management purposes. Although the Adviser or Subadvisers may seek to use these transactions to achieve the Fund’s investment goal, no assurance can be given that the use of these transactions will achieve this result. Any or all of these investment techniques may be used at any time. The ability of the Fund to utilize these derivative instruments successfully will depend on its Adviser’s or Subadvisers’ ability to predict pertinent market movements, which cannot be assured. Furthermore, the Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s NAV. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, its liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Use of derivatives for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging. A short exposure through a derivative may present additional risks. If the value of the asset, asset class or index on which the Fund has obtained a short exposure increases, the Fund will incur a loss. Moreover, the potential loss from a short exposure is theoretically unlimited.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates or other economic factors and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser or Subadvisers to forecast interest rates and other economic factors correctly. If the Adviser or Subadvisers incorrectly forecast such factors and have taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. If the Adviser or Subadvisers incorrectly forecast interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. To the extent that the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of other securities, changes in the value of those other securities may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class. The Fund may invest in derivative instruments linked to the returns of one or more hedge funds or groups of hedge funds. To the extent that the Fund invests in such instruments, in addition to the risks associated with investments in derivative instruments generally, the Fund will be subject to the risks associated with investments in hedge funds.

The correlation between the price movement of the derivatives contract and the hedged security may be distorted due to differences in the nature of the relevant markets. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or a gain on the derivative that is not completely offset by movements in the price of the hedged securities. For example, in an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell futures contracts in a smaller dollar amount than the hedged securities if the volatility of the price of hedged securities is historically less than that of the futures contracts.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation in derivative transactions also may be distorted by the illiquidity of the derivatives markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in derivatives because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, derivatives market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, speculators trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by “daily price fluctuation limits” established by commodity exchanges that limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

Income earned by the Fund from its options activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of the Fund’s portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

The value of the Fund’s derivative instruments may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities or derivatives held in the Fund’s portfolio. All transactions in derivatives involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund’s investment. When the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited.

The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

In the case of options that are not traded on an exchange (OTC options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity.

The derivatives markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, derivatives that are traded on foreign exchanges may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, may be subject to less detailed reporting requirements, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See the section “Foreign Securities” below.

Forward contracts are subject to many of the same risks as options, warrants and futures contracts described above. As described in the section “Foreign Currency Transactions” below, forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. The Fund may also be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. It is impossible to fully predict the effects of legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, U.S. Commodity Futures Trading Commission (“CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) sets forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. Other provisions would expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and could require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which many provisions of the Dodd-Frank Act must be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Fund. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the Fund or its counterparties may impact the Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, including capital and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Other Derivatives; Future Developments

The above discussion relates to the Fund’s proposed use of certain types of derivatives currently available. However, the Fund is not limited to the transactions described above. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Fund may use derivatives not currently available or widely in use.

The Fund is operated by persons who have claimed an exclusion from the definition of the term commodity pool operator (the “CPO”) under the Commodity Exchange Act (the “CEA”) with respect to the Fund pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither the Fund nor its Adviser or Subadvisers is subject to registration or regulation as a CPO or commodity trading advisor (“CTA”) under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser and/or Subadvisers may be required to register as a CPO and/or a CTA with the CFTC with respect to the Fund. The Adviser’s and/or Subadvisers’ eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments, and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a CPO with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return. In addition, certain aspects of the Fund are currently subject to change, and any resulting effect on the Fund is uncertain at this time.

Emerging Markets

Investments in foreign securities may include investments in emerging or developing countries whose economies or securities markets are not yet highly developed. The same or similar risks are seen in investments in companies that are located in developed markets but derive substantial revenues from emerging markets. The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and the oftentimes low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests or currency transfer restrictions; (iv) an economy’s dependence on revenues from particular commodities or on international aid or development assistance and (v) the absence of developed legal structures governing private or foreign investment and private property and/or less developed custodial and deposit systems and delays and disruptions in securities settlement procedures. The Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, its Adviser or Subadvisers and their affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If the Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

In determining whether to invest in securities of foreign issuers, the Adviser may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce the Fund’s net income available for distribution to shareholders.

Equity Securities

The Fund may invest in equity securities. Common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities, together called “equity securities,” are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and may include common and preferred stocks, securities exercisable for, or convertible into, common or preferred stocks, such as warrants, convertible debt securities and convertible preferred stock, and other equity-like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, depositary receipts, real estate investment trusts (“REITs”) or other trusts and other similar securities. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event that an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and other debt securities take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. The value of your investment in a fund that invests in equity securities may decrease, potentially by a significant amount. The Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See the section “Market Capitalizations.” The Fund’s investments may include securities traded OTC as well as those traded on a securities exchange. Some securities, particularly OTC securities, may be more difficult to sell under some market conditions.

Stocks of companies that the Adviser or Subadvisers believe have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s or Subadvisers’ assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser or Subadvisers have placed on it.

Stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Adviser or Subadvisers believe are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Adviser’s or Subadvisers’ assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the Adviser or Subadvisers have placed on it.

Many stocks may have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”). ETNs are generally unsecured debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange (the “NYSE”)) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, adjusted to reflect the performance of the relevant benchmark or strategy factor(s). ETNs generally do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, notwithstanding the performance of the underlying market benchmark or strategy. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying benchmark or strategy. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

The market price and return of the ETN may not correspond with that of the underlying benchmark or strategy. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities or other components underlying the market benchmark or strategy that the ETN seeks to track. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy.

The returns of some ETNs may be leveraged. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. ETNs can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at an advantageous price. ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

Fixed-Income Securities

The Fund may invest in fixed-income securities. Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, debentures, notes, bills and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of fixed-income securities may also be affected by items related to a particular issue or to the debt markets generally. The NAV of the Fund’s shares will vary as a result of changes in the value of the securities in the Fund’s portfolio.

Investment-Grade Fixed-Income Securities. To be considered investment-grade quality, at least one of the three major rating agencies (Fitch Investor Services, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”)) must have rated the security in one of its respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the Adviser or a Subadviser must have determined it to be of comparable quality.

Below Investment-Grade Fixed-Income Securities. Below investment-grade fixed-income securities (commonly referred to as “junk bonds”) are rated below investment-grade quality. To be considered below investment-grade quality, none of the three major rating agencies (Fitch, Moody’s and S&P) must have rated the security in one of its respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the Adviser or a Subadviser must have determined it to be of comparable quality.

Below investment-grade fixed-income securities are subject to greater credit risk and market risk than higher-quality fixed-income securities. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If the Fund invests in below investment-grade fixed-income securities, the Fund’s achievement of its objective may be more dependent on its Adviser’s or Subadvisers’ own credit analysis than is the case with funds that invest in higher-quality fixed-income securities. The market for below investment-grade fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for below investment-grade fixed-income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Below investment-grade fixed-income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services’ descriptions of the various ratings categories, see Appendix A. The Fund may continue to hold fixed-income securities that are downgraded in quality subsequent to their purchase if its Adviser or Subadvisers believe it would be advantageous to do so.

Foreign Securities

The Fund may invest in foreign securities. Foreign securities may include, among other things, securities of issuers organized or headquartered outside the U.S. as well as obligations of supranational entities. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets, as described more fully in the section “Emerging Markets.” The non-U.S. securities in which the Fund may invest, a portion of which may be non-U.S. dollar-denominated, may include, among other investments: (a) debt obligations issued or guaranteed by non-U.S. national, provincial, state, municipal or other governments or by their agencies or instrumentalities, including “Brady Bonds;” (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; (e) non-U.S. dollar-denominated securities of U.S. corporate issuers and (f) equity securities issued by foreign corporations or other business organizations.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. If the Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. To the extent the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution.

Although the Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund’s shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. The Fund’s securities may change in price on days on which the U.S. markets are closed and the Fund does not calculate its NAV or sell or redeem its shares. For more information on how the Fund uses fair value pricing, see the section “Net Asset Value.”

Foreign withholding or other taxes imposed on the Fund’s investments in foreign securities will reduce the Fund’s return on those securities. In certain circumstances, the Fund may be able to elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by the Fund. See the section “Taxes.”

The Fund may invest in certain securities that are denominated and traded in the euro, the official currency of the eurozone. The recent global economic crisis has caused many European countries to experience serious fiscal difficulties, including bankruptcy, public budget deficits, recession, sovereign default, restructuring of government debt, credit rating downgrades and an overall weakening of the banking and financial sectors. In addition, some European economies may depend on others for assistance, and the inability of such economies to achieve the reforms or objectives upon which that assistance is conditioned may result in a deeper and/or longer global financial downturn. These recent events in the eurozone have called into question the long-term viability of the euro as a shared currency among the eurozone nations. Moreover, the strict fiscal and monetary controls of the European Economic and Monetary Union as well as any new requirements it may impose on member countries may significantly impact such countries and limit them from implementing their own economic policies to some degree. As the result of economic, political, regulatory or other actions taken in response to this crisis, including any discontinuation of the euro as the shared currency among the eurozone nations, or the implementation of capital controls or the restructuring of financial institutions, the Fund’s euro-denominated investments may become difficult to value, the Fund may be unable to dispose of investments or repatriate investment proceeds, the Fund’s ability to operate its strategy in connection with euro-denominated securities may be significantly impaired and the value of the Fund’s euro-denominated investments may decline significantly and unpredictably.

Illiquid Securities

The Fund may purchase illiquid securities. Illiquid securities are those that are not readily resalable. Securities whose disposition is restricted by federal securities laws may be considered illiquid. Securities will generally be considered “illiquid” if such securities cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Investment in illiquid securities involves the risk that the Fund may be unable to sell such a security at the desired time or at the price at which the Fund values the security. Also, the Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the Adviser or Subadvisers have determined, under guidelines established by the Board, that the particular issue is liquid. See the section “Rule 144A Securities and Section 4(2) Commercial Paper” for additional information on these instruments.

Inflation-Linked and Inflation-Indexed Securities

The Fund may invest in inflation-linked securities. Inflation-linked securities are fixed-income securities the principal values of which are adjusted periodically according to the rate of inflation. The principal amount of these securities increases with increases in the price index used as a reference value for the securities. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-linked securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked securities. If inflation is lower than expected during a period the Fund holds inflation-linked securities, the Fund may earn less on such securities than on a conventional security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked and inflation-indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government (see the section “U.S. Government Securities” for additional information), but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

The Fund’s investments in inflation-indexed securities can cause the Fund to accrue income for U.S. federal income tax purposes without a corresponding receipt of cash; the Fund may be required to dispose of portfolio securities (including when not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for treatment as a RIC under the Code.

Investment Companies

The Fund may invest in other investment companies. Investment companies, including exchange-traded funds such as “iShares,” “SPDRs” and “VIPERs,” are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio. In other circumstances, the market value of an investment company’s shares may be less than the NAV per share of the investment company. As an investor in another investment company, the Fund will bear its ratable share of the investment company’s expenses, including advisory fees, and the Fund’s shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Fund to invest in such countries. In other cases, when the Fund’s Adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. In addition, it may be efficient for the Fund to gain exposure to particular market segments by investing in shares of one or more investment companies.

Exchange-Traded Funds. The Fund may invest in shares of exchange-traded funds (“ETFs”). An ETF is an investment company that is generally registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. The index may be actively managed. ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares or more) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. ETFs sometimes also refer to entities that are not registered under the 1940 Act that invest directly in commodities or other assets (e.g., gold bullion). Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities, including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Limitations on Investments in Other Investment Companies. The Fund’s investments in other investment companies are typically subject to limitations prescribed by the 1940 Act. The 1940 Act limitations currently provide, in part, that, unless an exception applies, the Fund may not purchase shares of an investment company if such a purchase would cause the Fund (a) to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) to have more than 5% of its total assets invested in the aggregate in the investment company; or (c) to have more than 10% of its total assets invested in the aggregate in all investment companies. Investments by the Fund may exceed these limitations, however, if permitted by applicable exemptive relief; for example, the Fund may invest in excess of the foregoing limitations in an unaffiliated ETF if the ETF has obtained exemptive relief from the Securities and Exchange Commission and both the ETF and the Fund adhere to the conditions in the exemptive relief.

Investments in Banks

The Fund may invest in certificates of deposit (certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time), time deposits (non-negotiable deposits maintained in a bank for a specified period of time up to seven days at a stated interest rate), bankers’ acceptances (credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer) and other securities and instruments issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. Banks are also expected to serve as counterparties on some of the Fund’s derivative contracts.

The Fund also may purchase U.S. dollar-denominated obligations issued by foreign branches of domestic banks or foreign branches of foreign banks (“Eurodollar” obligations) and domestic branches of foreign banks (“Yankee dollar” obligations).

Eurodollar and other foreign obligations involve special investment risks, including the possibility that (i) liquidity could be impaired because of future political and economic developments, (ii) the obligations may be less marketable than comparable domestic obligations of domestic issuers, (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, (iv) deposits may be seized or nationalized, (v) foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal and interest on those obligations, (vi) the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, (vii) there may be difficulties in enforcing a judgment against a foreign issuer, or (viii) the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. government agencies or instrumentalities.

The restrictions in this section will not apply to any investments that are not part of the portion of the Fund managed by Reich & Tang. For example, these restrictions will not limit which banks may serve as counterparties for the Fund’s derivative instruments.

Market Capitalizations

The Fund may invest in companies with small, medium or large market capitalizations. Large capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Middle market capitalization companies are generally medium-sized companies that are not as established as large capitalization companies, may be more volatile and are subject to many of the same risks as smaller capitalization companies. The Fund may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. To the extent that the Fund invests in companies with relatively small market capitalizations, the value of its stock portfolio may fluctuate more widely than broad market averages.

Money Market Instruments

As described in the Prospectus, the Fund may invest in money market instruments. Money market instruments are high-quality, short-term securities. The Fund may invest in instruments of lesser quality and do not have any minimum credit quality restriction. Money market instruments maturing in less than one year may yield less than obligations of comparable quality having longer maturities.

Although changes in interest rates can change the market value of a security, the Fund expects those changes to be minimal with respect to these securities, which may be purchased by the Fund for defensive purposes. The Fund’s money market investments may be issued by U.S. banks, foreign banks (including their U.S. branches) or foreign branches and subsidiaries of U.S. banks. Obligations of foreign banks may be subject to foreign economic, political and legal risks. Such risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, difficulties in obtaining and enforcing a judgment against a foreign obligor, exchange control regulations (including currency blockage) and the expropriation or nationalization of assets or deposits. Foreign branches of U.S. banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches and banks may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, record keeping and the public availability of information. Obligations of such branches or banks will be purchased only when Reich & Tang believes the risks are minimal. In addition, recently, many money market instruments previously thought to be highly liquid have become illiquid. If the Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

The Fund may invest in U.S. government securities that include all securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities (“U.S. government securities”). Some U.S. government securities are backed by the full faith and credit of the United States. U.S. government securities that are not backed by the full faith and credit of the United States are considered riskier than those that are.

The Fund expects that the assets invested by Reich & Tang will be invested principally in short-term money market obligations with maturities of 397 days or less, including bank certificates of deposit, time deposits, bankers’ acceptances, high-quality commercial paper, loan participation interests, securities issued or guaranteed by the U.S. government, state agencies or instrumentalities, and repurchase agreements calling for resale in 397 days or less backed by the foregoing securities. The maturities of variable rate demand instruments held in the Fund’s portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days. Money market instruments maturing in less than one year may yield less than obligations of comparable quality having longer maturities. The Fund’s money market investments at the time of purchase (other than U.S. government securities (defined below) and repurchase agreements relating thereto) generally will be rated at the time of purchase in the two highest short-term rating categories as rated by a major credit agency or, if unrated, will be of comparable quality as determined by the Fund’s Adviser or Subadvisers. The relatively short maturity of obligations to be purchased by the Fund may result in frequent changes in the portfolio composition of the Fund. There are usually no brokerage commissions paid by the Fund in connection with the purchase of money market instruments. See the sections “Portfolio Transactions and Brokerage” and “Investment Restrictions.”

Although the Fund will usually invest a substantial portion of its assets in money market instruments, it is not a money market fund and, therefore, is not subject to the portfolio quality, maturity and NAV requirements applicable to money market funds. The Fund will not seek to maintain a stable NAV. The Fund also will not be required to comply with the rating restrictions applicable to money market funds, and will not necessarily sell an investment in cases where a security’s rating has been downgraded.

Considerations of liquidity, safety and preservation of capital may preclude the Fund from investing in money market instruments paying the highest available yield at a particular time. In addition, the Fund’s ability to trade money market securities may be constrained by the collateral and asset coverage requirements related to the Fund’s other investments. As a result, the Fund may need to buy or sell money market instruments at inopportune times. In addition, even though money market instruments are generally considered to be high-quality and a low-risk investment, recently a number of issuers of money market and money market-type instruments have experienced financial difficulties, leading in some cases to rating downgrades and decreases in the value of their securities. In addition, recently, many money market instruments previously thought to be highly liquid have become illiquid. If the Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Fund will designate on its records or segregate with its custodian bank assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Mortgage-Related Securities

The Fund may invest in mortgage-related securities, such as Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If the Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments will tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would increase the inherent volatility of the Fund by increasing the average life of the Fund’s portfolio securities.

The value of some mortgage-backed or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. The market for mortgage-backed, mortgage-related and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories, less documentation or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages. Securities issued by the GNMA and the FNMA and similar issuers also may be exposed to risks described under “U.S. Government Securities.”

The Fund also may gain exposure to mortgage-related securities through entering into derivative instruments related to this asset class. For example, the Fund may enter into derivative contracts on CMBX, which are indices made up of tranches of commercial mortgage-backed securities, each with different credit ratings. Utilizing CMBX, one can either gain synthetic risk exposure to a portfolio of such securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying mortgage-backed securities. Derivative instruments related to mortgage-related securities are subject to the risks associated with mortgage-related securities generally, as well as the risks of derivative transactions. See the section “Derivative Instruments” above.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

Private Placements

The Fund may invest in securities that are purchased in private placements. While private placements may offer opportunities for investment that are not otherwise available on the open market, these securities may be subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell the securities when its Adviser or Subadvisers believe that it is advisable to do so, or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing the Fund’s NAV.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell the illiquid securities promptly at an acceptable price. The Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically less readily available for these securities. The judgment of the Adviser or Subadvisers may at times play a greater role in valuing these securities than in the case of unrestricted securities.

The Fund may be deemed to be an underwriter for purposes of the Securities Act when reselling privately-issued securities to the public. As such, the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

REITs

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs, the underlying assets of which are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes, or may require the Fund to accrue and distribute income not yet received. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Real Estate Securities

The Fund may invest in securities of companies in the real estate industry, including REITs, and are, therefore, subject to the special risks associated with the real estate market and the real estate industry in general. Companies in the real estate industry are considered to be those that (i) have principal activity involving the development, ownership, construction, management or sale of real estate; (ii) have significant real estate holdings, such as hospitality companies, supermarkets and mining, lumber and paper companies; and/or (iii) provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

Repurchase Agreements

The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by the Fund. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Fund does not have percentage limitations on how much of its total assets may be invested in repurchase agreements. In addition to using repurchase agreements as a principal investment strategy in connection with the portion of the Fund managed by Reich & Tang, the Fund may also use repurchase agreements for cash management and temporary defensive purposes. The Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if the Adviser or Subadvisers believe it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress.

Reverse Repurchase Agreements and Other Borrowings

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Reverse repurchase agreements are economically similar to secured borrowings by the Fund.

Rule 144A Securities and Section 4(2) Commercial Paper

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act or similar debt obligations. Commercial paper is generally considered to be short-term unsecured debt of corporations. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. As noted above, Rule 144A securities and Section 4(2) commercial paper are treated as illiquid unless the Adviser or Subadvisers have determined, under guidelines established by the Board, that the particular issue is liquid. Under the guidelines, the Adviser considers such factors as: (1) the frequency of the trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

Short-Term Trading

The Fund may, consistent with its investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund’s portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit the Adviser’s or Subadvisers’ investment discretion in managing the Fund’s assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

Step-Coupon Securities

The Fund may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

“Stripped” Securities

The Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its investments in IOs. Stripped mortgage securities may be illiquid. Stripped securities may be considered derivative securities, discussed in the section “Derivative Instruments.”

Structured Notes

The Fund may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500® Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of the Fund. For example, they can be used to increase the Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as commodities or stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments the Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of the Fund’s portfolio as a whole.

Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of the Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Adviser’s or Subadvisers’ analysis of the issuer’s creditworthiness and financial prospects, and of the Adviser’s or Subadvisers’ forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply. Structured notes may be considered derivative securities.

Supranational Entities

The Fund may invest in securities issued by supranational entities, such as the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supranational entities are “stockholders” that typically make capital contributions to support or promote such entities’ economic reconstruction or development activities and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent governments will be able or willing to honor their commitments to those entities, with the result that the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above in the section “Foreign Currency Transactions.”

U.S. Government Securities

The Fund may invest in some or all of the following U.S. government securities:

U.S. Treasury Bills – Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

U.S. Treasury Notes and Bonds – Direct obligations of the U.S. Treasury issued in maturities that vary between one and thirty years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

Treasury Inflation-Protected Securities (“TIPS”) – Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

“Ginnie Maes” – Debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes” – The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual funds savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA, but these obligations are not backed by the full faith and credit of the U.S. government.

“Freddie Macs” – The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but these obligations are not backed by the full faith and credit of the U.S. government.

Risks. U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Because the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as those issued by Fannie Mae and Freddie Mac are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

S&P downgraded its long-term sovereign credit rating on the United States from “AAA” to “AA+” on August 5, 2011. The downgrade by S&P and other possible downgrades in the future may result in increased volatility or liquidity risk, higher interest rates and lower prices for U.S. government securities and increased costs for all kinds of debt. The value of the Fund’s shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating given that the Fund may invest in U.S. government securities.

In September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. On March 5, 2013, the conservator of FNMA and FHLMC announced a plan to merge the functions of FNMA and FHLMC into a common platform for the issuance of mortgage-related securities under a new government-sponsored entity. As part of this proposal, FNMA and FHMLC would be wound down and eventually eliminated. The potential effects of the plan, if any, on the mortgage-related securities market cannot be predicted. Although the U.S. government has recently provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, any such government support may benefit the holders of only certain classes of an issuer’s securities.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

See the section “Mortgage-Related Securities” for additional information on these securities.

Variable and Floating Rate Instruments

The Fund may purchase variable and floating rate instruments (which may include bank loans, which are discussed in the section “Bank Loans, Loan Participations and Assignments” above). These instruments may include variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters”. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in interest rates and securities prices, the Fund may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Adviser or Subadvisers will commit to purchase such securities only with the intention of actually acquiring the securities, but the Adviser or Subadvisers may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued or delayed delivery basis when the Adviser or Subadvisers are fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward commitment basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Zero-Coupon Securities

The Fund may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations; the holder generally is entitled to receive the par value of the security at maturity. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. The Fund’s investment in zero-coupon securities will require the Fund to accrue income without a corresponding receipt of cash; the Fund may be required to dispose of portfolio securities (including when not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for treatment as a RIC under the Code.

TEMPORARY DEFENSIVE POSITIONS

The Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, the Adviser or Subadvisers may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in cash, high-quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long the Fund will employ temporary defensive strategies. The use of temporary defensive strategies may prevent the Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash and may invest any portion of its assets in money market or other short-term high-quality instruments.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year, in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund’s total return. High portfolio turnover also may give rise to additional taxable income for the Fund’s shareholders, including through the realization of short term capital gains that are typically taxed to shareholders at ordinary income tax rates, and therefore can result in higher taxes for shareholders that hold their shares in taxable accounts. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Fund’s Adviser believes that portfolio changes are appropriate.

PORTFOLIO HOLDINGS INFORMATION

The Board has adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the Fund’s website at ngam.natixis.com. Generally, full portfolio holdings information will not be posted until it is aged for at least 7 days. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Fund may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

The Board has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Fund:

(1)	Disclosure of portfolio holdings posted on the Fund’s website, provided that information is shared no sooner than the next day following the day on which the information is posted;

(2)	Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Fund’s portfolio holdings. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 6 days after month-end) and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

(3)	Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Fund;

(4)	Disclosure to employees of the Adviser, Subadvisers, principal underwriter, administrator, custodian, financial printer, Fund accounting agent, independent registered public accountants, Fund counsel and Independent Trustees’ counsel, as well as to broker-dealers executing portfolio transactions for the Fund, provided that such disclosure is made for bona fide business purposes;

(5)	Disclosure to Natixis Global Asset Management (“NGAM”), in its capacity as the seed capital investor for the Fund, in order to satisfy certain reporting obligations to its parent company and for its own risk management purposes; provided that NGAM agrees to maintain its seed capital in the Fund for a set period and does not effect a redemption of Fund shares while in possession of information that is not publicly available to other investors in the Fund. NGAM and its parent utilize a third-party service provider, Aptimum Formation Développement (“Aptimum”), to assist with their analysis of risk. Any sharing of holdings information with Aptimum is subject to a confidentiality agreement; and

(6)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Fund. Such exceptions will be reported to the Board.

With respect to items (2) through (5) above, disclosure is made pursuant to procedures that have been approved by the Board, and may be made by employees of the Fund’s Adviser, Subadvisers, administrator or custodian. With respect to (6) above, approval will be granted only when the officer determines that the Fund has a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are RR Donnelley (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purposes of performing certain functions related to the production of the Fund’s semiannual financial statements, quarterly Form N-Q filings and other related items and Thomson Reuters (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings for the Fund. Although the Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (4) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Fund’s officers determine on a case-by-case basis whether it is appropriate for the Fund to rely on such common law, professional or statutory duties. The Board exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from the Fund’s chief compliance officer regarding any material issues concerning the Fund’s disclosure of portfolio holdings or from officers of the Fund in connection with proposed new exceptions or new disclosures pursuant to item (6) above. Notwithstanding the above, there is no assurance that the Fund’s policies on the sharing of portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

Other registered investment companies that are advised or subadvised by the Fund’s Adviser or Subadvisers may be subject to different portfolio holdings disclosure policies, and neither the Adviser nor the Board exercises control over such policies or disclosure. In addition, separate account clients of the Adviser have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies. Some of the funds that are advised or subadvised by the Adviser and some of the separate accounts managed by the Adviser have investment objectives and strategies that are substantially similar or identical to the Fund’s, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the Fund.

In addition, any disclosures of portfolio holdings information by the Fund, its Adviser or Subadvisers must be consistent with the anti-fraud provisions of the federal securities laws, the Fund’s, the Adviser’s and the Subadvisers’ fiduciary duty to shareholders, and the Fund’s code of ethics. The Fund’s policies expressly prohibit the sharing of portfolio holdings information if the Fund, its Adviser, its Subadvisers or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term “consideration” includes any agreement to maintain assets in the Fund or in other funds or accounts managed by the Fund’s Adviser and/or Subadvisers or by any affiliated person of the Adviser and/or Subadvisers.

MANAGEMENT OF THE TRUST

The Trust is governed by the Board, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund and review the Fund’s performance.

Trustees and Officers

The table below provides certain information regarding the Trustees and officers of the Trust. For the purposes of this table and for purposes of this Statement, the term “Independent Trustee” means those Trustees who are not “interested persons,” as defined in the 1940 Act, of the Trust. In certain circumstances, trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. For purposes of this Statement, the term “Interested Trustee” means those Trustees who are “interested persons,” as defined in the 1940 Act, of the Trust. The following table provides information about the members of the Board, including information about their principal occupations during the past five years, information about other directorships held at public companies, and a summary of the experience, qualifications, attributes or skills that led to the conclusion that the Trustee should serve as such. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	43 Director, Athenahealth, Inc. (software company)	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Daniel M. Cain (1945)	Trustee Since 1996 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	43 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	43 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English[3] (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	43 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	43 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	43 None	Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board since November 2005 Trustee Since 1993 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	43 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	43 None	Experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	43 None	Experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	43 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[5] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	43 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

David L. Giunta[6] (1965)	Trustee Since 2011 President and Chief Executive Officer Since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	43 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[7] (1960)	Trustee Since 2000	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	43 None	Significant experience on the Board; continuing experience as Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board on November 18, 2011.
[2]	The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).
[3]	Mr. English was appointed as a trustee effective January 1, 2013.
[4]	Mr. Meehan was appointed as a trustee effective July 1, 2012.
[5]	Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.
[6]	Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.
[7]	Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]
OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
[2]	Each person listed above holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

Qualifications of Trustees

The preceding tables provide an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. The current members of the Board have joined the Board at different points in time. Generally, no one factor was determinative in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the individual as a director or senior officer of other public companies; (iii) the individual’s educational background; (iv) the individual’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the individual, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the individual’s perceived ability to contribute to the ongoing functions of the Board, including the individual’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the individual’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Board determined to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

Leadership and Structure of the Board

The Board is led by the Chairperson of the Board, who is an Independent Trustee. The Board of Trustees of the Trust currently consists of thirteen trustees, ten of whom are Independent Trustees. The trustees have delegated significant oversight authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee, both of which consist solely of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board for consideration. In addition to the oversight performed by the committees and the Board, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Board reviews its governance structure. The Board believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the trustees and between the Board and Fund management.

The Contract Review and Governance Committee of the Trust consists solely of Trustees who are not employees, officers or directors of NGAM Advisors, the Distributor or their affiliates and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the Fund’s Adviser and the Trust, and governance matters relating to the Trust. During the fiscal year ended December 31, 2012, this committee held five meetings. The Contract Review and Governance Committee also makes nominations for Independent Trustee membership on the Board when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board, c/o Secretary of the Funds, NGAM Advisors, L.P., 399 Boylston Street, 12th Floor, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the name of the Fund, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications.

The Contract Review and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended for nomination as an Independent Trustee. When identifying an individual to potentially fill a vacancy on the Trust’s Board, the Contract Review and Governance Committee may seek referrals from a variety of sources, including current trustees, management of the Trust, Fund counsel, and counsel to the trustees, as well as shareholders of the Fund in accordance with the procedures described above. In evaluating candidates for a position on the Board, the Contract Review and Governance Committee may consider a variety of factors, including (i) the nominee’s knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions.

The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust’s audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board. The Audit Committee also reviews and monitors compliance with stated investment objectives and policies, SEC regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by the Fund regarding its accounting, internal accounting controls and the confidential, anonymous submission by officers of the Fund or employees of certain service providers of concerns related to such matters. During the fiscal year ended December 31, 2012, this Committee held four meetings.

The current membership of each committee is as follows:

Audit Committee	Contract Review and Governance Committee
Kenneth A. Drucker – Chairman	Daniel M. Cain – Chairman
Wendell J. Knox	Charles D. Baker
Erik R. Sirri	Edmond J. English
Cynthia L. Walker	Martin T. Meehan
Peter J. Smail

As chairperson of the Board, Ms. Moose is an ex officio member of both Committees.

The Board’s Role in Risk Oversight of the Fund

The Board’s role is one of oversight of the practices and processes of the Fund and its service providers, rather than active management of the Trust, including in matters relating to risk management. The Board seeks to understand the key risks facing the Fund, including those involving conflicts of interest; how Fund management identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know, or guard against all risks, nor are the Trustees guarantors against risk.

Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at NGAM Advisors and the Distributor, which serve as the administrator of and principal underwriter to the Fund, respectively. Fund officers on a quarterly and annual basis also provide the Board (or one of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including the Adviser, Subadvisers, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the Trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.

Pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Fund’s compliance program, including monitoring and enforcing compliance by the Fund and its service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, compliance, operations and administration personnel for the Fund’s service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Fund and its service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.

Fund Securities Owned by the Trustees

As of the date of this Statement, the Fund had not yet publicly offered its shares and, therefore, the Trustees did not own shares of the Fund.

As of December 31, 2012, the trustees had the following ownership in the funds in the Fund Complex:

Independent Trustees

Dollar Range of Fund Shares[1]	Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee
Charles D. Baker	D
Daniel M. Cain[2]	E
Kenneth A. Drucker	E
Edmond J. English[3]	E
Wendell J. Knox[2]	E
Martin T. Meehan[4]	C
Sandra O. Moose	E
Erik R. Sirri	E
Peter J. Smail	E
Cynthia L. Walker[2]	E

[1]	A. None

B. $1 – 10,000

C. $10,001 – $50,000

D. $50,001 – $100,000

E. over $100,000

[2]	Amounts include economic value of notional investments held through the deferred compensation plan.
[3]	Edmond J. English was appointed trustee effective January 1, 2013.
[4]	Martin T. Meehan was appointed trustee effective July 1, 2012.

Interested Trustees

Dollar Range of Fund Shares[1]	Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee
Robert J. Blanding	E
John T. Hailer	E
David L. Giunta	E

[1]	A. None

B. $1 – 10,000

C. $10,001 – $50,000

D. $50,001 – $100,000

E. over $100,000

Trustee Fees

The Trust pays no compensation to its officers or to Trustees who are employees, officers or directors of NGAM Advisors, the Distributor, or their affiliates.

The Chairperson of the Board receives a retainer fee at the annual rate of $285,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Trustee who is not an employee, officer or director of NGAM Advisors, the Distributor or their affiliates (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $115,000. Each Trustee who is not an employee, officer or director of NGAM Advisors, the Distributor or their affiliates also receives a meeting attendance fee of $10,000 for each meeting of the Board that he or she attends in person and $5,000 for each meeting of the Board that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $17,500. Each Contract Review and Governance Committee and Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each committee meeting that he or she attends telephonically. These fees are allocated among the mutual fund portfolios in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

The table below shows the amounts received by the Trustees for serving as a Trustee of the Trust, and also for serving as Trustees of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series during the fiscal year ended December 31, 2012. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits:

Compensation Table

For the Fiscal Year Ended December 31, 2012

	Aggregate Compensation from Natixis Funds Trust II1	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[2]
INDEPENDENT TRUSTEES
Graham T. Allison, Jr.[3]	$22,388	$0	$0	$164,000
Charles D. Baker	$24,364	$0	$0	$180,000
Daniel M. Cain	$26,220	$0	$0	$195,000
Kenneth A. Drucker	$25,185	$0	$0	$193,000
Edmond J. English[4]	$0	$0	$0	$0
Wendell J. Knox	$25,106	$0	$0	$186,000
Martin T. Meehan[5]	$10,012	$0	$0	$79,500
Sandra O. Moose	$13,183	$0	$0	$265,000
Erik R. Sirri	$24,364	$0	$0	$180,000
Peter J. Smail	$24,364	$0	$0	$180,000
Cynthia L. Walker	$25,106	$0	$0	$186,000
INTERESTED TRUSTEES
Robert J. Blanding	$0	$0	$0	$0
David L. Giunta	$0	$0	$0	$0
John T. Hailer	$0	$0	$0	$0

[1]	Amounts include payments deferred by Trustees for the fiscal year ended December 31, 2012, with respect to the Trust. The total amount of deferred compensation accrued for Natixis Funds Trust II as of December 31, 2012 for the Trustees is as follows: Allison ($245,111), Cain ($75,923), Knox ($69,538), Meehan ($5,202), Sirri ($62,571) and Walker ($84,427).
[2]	Total Compensation represents amounts paid during the fiscal year ended December 31, 2012 to a Trustee for serving on the Board of seven (7) trusts with a total of forty-four (44) funds as of December 31, 2012.
[3]	Mr. Allison retired from the Board of Trustees effective December 31, 2012.
[4]	Mr. English was appointed as a trustee effective January 1, 2013.
[5]	Mr. Meehan was appointed as a trustee effective July 1, 2012.

The Natixis Funds Trusts and Loomis Sayles Funds Trusts do not provide pension or retirement benefits to Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have had if they had been invested in a fund or funds selected by the Trustee on the normal payment date for such fees.

Management Ownership

As of the date of this Statement, the Fund had not yet publicly offered its shares and, therefore, the officers and Trustees of the Trust collectively owned less than 1% of the then outstanding shares of the Fund.

Code of Ethics

The Trust, the Adviser and Subadvisers, and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from the SEC’s EDGAR database which can be accessed through www.sec.gov.

Proxy Voting Policies

The Board of the Fund has adopted Proxy Voting Policy and Guidelines (the “Guidelines”) for the voting of proxies for securities held by the Fund. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of the Fund and its shareholders.

NGAM Advisors. NGAM Advisors’ authority to vote client proxies is established by NGAM Advisors’ investment subadvisory agreement. As of the date of this Statement, NGAM Advisors retains proxy voting authority only with respect to the sleeve of the Fund that is managed by Active Investment Where it is authorized to vote proxies, NGAM Advisors endeavors to do so in accordance with the best economic interest of its clients. NGAM Advisors endeavors to resolve any conflicts of interest exclusively in the best economic interest of the clients. In order to minimize conflicts of interest, NGAM Advisors has contracted with Broadridge/Glass Lewis (“Glass Lewis”), an independent third party service provider, to vote NGAM Advisors’ client proxies. NGAM Advisors has a fiduciary responsibility to exercise proxy voting authority, when such authority is granted to it. Glass Lewis may maintain records, provide reports, develop models and research, and vote proxies in accordance with instructions and guidelines provided or approved by NGAM Advisors. These instructions and guidelines shall be consistent with the Proxy Voting Policy of NGAM Advisors, which generally votes “for” proposals that, in the judgment of NGAM Advisors, would serve to enhance shareholder value, and votes “against” proposals that, in the judgment of NGAM Advisors, would impair shareholder value. These instructions and guidelines from Glass Lewis direct Broadridge to vote “for” or “against” specific types of routine proposals, while generally reserving other non-routine proposals for NGAM Advisors to decide on a case-by-case basis. With respect to proposals to be decided by NGAM Advisors on a case-by-case basis, a designated member of the portfolio management team of NGAM Advisors has the responsibility to determine how the proxies should be voted and for directing the proxy voting agent, through other operational personnel of NGAM Advisors, to vote accordingly.

NGAM Advisors reviews its proxy voting policy on a periodic basis, usually annually. Additionally, on a periodic basis, NGAM Advisors reviews reports produced by Broadridge that summarize voting activity. Furthermore, an internal team of NGAM Advisors, which team is composed of legal, compliance, portfolio management, and operational personnel, also conducts periodic reviews of proxy voting activity and issues, if any, that may arise. Finally, compliance conducts a random sampling review of proxy ballots to ascertain whether votes are cast in compliance with NGAM Advisors’ proxy voting policy. Upon request, clients may obtain a full and complete copy of the NGAM Advisors proxy voting policy and a record of how their securities were voted.

AlphaSimplex. AlphaSimplex is responsible for voting proxies with respect to securities that are not in the portions of the Fund managed by Reich & Tang or NGAM Advisors. AlphaSimplex believes that proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. However, AlphaSimplex expects that most of the securities in which it will invest on behalf of the Fund (e.g., futures) will not have voting rights, and therefore, AlphaSimplex does not expect to vote proxies for most of the securities held by the Fund. If AlphaSimplex does vote proxies with respect to the Fund’s investments, it will vote in a manner that is consistent with what it believes to be the best interests of the Fund.

Reich & Tang. Reich & Tang is responsible for voting proxies with respect to the portion of the Fund that it manages. Reich & Tang has adopted Proxy Voting Policies and Procedures that are designed to ensure that Reich & Tang votes proxies in the best interests of its clients. These policies and procedures also require that Reich & Tang identify and address any conflicts of interest between the firm and its clients. If a material conflict of interest exists, then Reich & Tang will determine whether voting in accordance with the guidelines set forth in the policies and procedures is in the best interests of the clients and, if not, it will take other appropriate action. Reich & Tang generally votes in favor of routine corporate housekeeping proposals, including the election of directors (where no corporate governance issues are implicated), and against proposals that primarily benefit management. Generally, Reich & Tang will vote against proposals that make it more difficult to replace members of a board of directors.

INVESTMENT ADVISORY AND OTHER SERVICES

Information About the Organization and Ownership of the Adviser and Subadvisers

NGAM Advisors, formed in 1995, is a limited partnership indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”).

Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

The 13 principal subsidiary or affiliated asset management firms of Natixis US collectively had $386.0 billion in assets under management or administration as of August 31, 2013.

Active Investment Advisors (“Active Investment”) is a division of NGAM Advisors that specializes in providing customized, actively managed index solutions in the separate account market. Active Investment serves as Subadviser to the Fund.

AlphaSimplex Group, LLC, located at One Cambridge Center, Cambridge, Massachusetts 02142, serves as Adviser to the Fund. The Adviser, a Delaware limited liability company founded in 1999, served as investment manager, adviser, or subadviser with respect to assets of $2.77 billion as of August 31, 2013. The Adviser currently acts as investment manager or subadviser of five registered investment companies and one privately-offered fund. AlphaSimplex, a registered investment adviser, is a subsidiary of Natixis US.

Reich & Tang Asset Management, LLC, located at 1411 Broadway, 28th Floor, New York, New York 10018, serves as Subadviser to the Fund. The Subadviser, a Delaware limited liability company founded in 1970, served as investment manager, adviser, or subadviser with respect to assets aggregating approximately $33.4 billion as of August 31, 2013, and currently acts as investment manager or subadviser of eleven registered investment companies of which it acts as administrator for five, and advises pension trusts, profit sharing trusts and endowments. Reich & Tang, a registered investment adviser, is also a subsidiary of Natixis US.

Advisory and Subadvisory Agreements

The Fund’s advisory agreement with its Adviser provides that the Adviser will furnish or pay the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser may delegate certain administrative services to its affiliates. The Adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Fund’s assets in accordance with its investment objectives and policies.

The Fund pays all expenses not borne by the Adviser or Subadvisers including, but not limited to, the charges and expenses of custodian and transfer agents, independent registered public accountants and legal counsel for the Fund and the Trust’s Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of their shares under federal and state securities laws, all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Adviser, Subadvisers or their affiliates, other than affiliated registered investment companies. Certain expenses may be allocated differently among the Fund’s Class A and Class C shares, on the one hand, and Class Y shares, on the other hand. See the section “Description of the Trust” below.

The advisory agreement and subadvisory agreements of the Fund provide that they will continue in effect for two years from the date of execution and thereafter from year to year if their respective continuance is approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreements and subadvisory agreements of the Fund may be terminated without penalty by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Adviser upon 90 days’ written notice, and each terminates automatically in the event of its assignment (as defined in the 1940 Act). The subadvisory agreements also may be terminated by the Subadvisers upon 90 days’ notice, and automatically terminate upon termination of the advisory agreement.

The advisory agreement and subadvisory agreements of the Fund provide that the Adviser or Subadvisers shall not be subject to any liability in connection with the performance of their respective services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties.

The Adviser oversees the portfolio management services provided to the Fund by the Subadvisers. Subject to the review of the Board, the Adviser monitors the Subadvisers to assure that the Subadvisers are managing the applicable portions of the assets of the Fund consistently with the Fund’s investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. The Adviser will provide, or cause the Fund’s custodian to provide, information to the Subadvisers regarding the composition of assets of the Fund and the assets to be invested and reinvested by the Subadvisers. The Adviser does not determine which securities will be purchased or sold for the Fund with respect to the portions of the portfolio overseen by the Subadvisers.

The Adviser may terminate any subadvisory agreement without shareholder approval. In such case, the Adviser will either manage the Fund’s assets itself or, subject to the receipt of any necessary shareholder approvals, retain one or more Subadvisers to manage some or all of the Fund’s assets.

Distribution Agreements and Rule 12b-1 Plans

Under a separate agreement with the Fund, the Distributor serves as the principal distributor of each class of shares of the Fund. The Distributor’s principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under these agreements (the “Distribution Agreements”), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing the Prospectus to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing the Prospectus to existing shareholders.

The Distributor is paid by the Fund the service and distribution fees described in the Prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of the Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of the Fund’s shares.

The Fund has adopted Rule 12b-1 plans (the “Plans”) for its Class A and Class C shares which, among other things, permit it to pay the Distributor monthly fees out of its net assets. Class Y shares have no such plans. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to securities dealers are known as “trail commissions.” Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of the Fund, and (together with the related Distribution Agreement) by the Board, including a majority of the Independent Trustees of the Trust.

Under the Plans, the Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to the Class A and Class C shares. In the case of Class C shares, the Distributor retains the first year’s service fee of 0.25% assessed against such shares. For Class A and, after the first year, for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund’s shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund’s Class A shares.

The service fee on Class A shares may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

The Fund’s Class C shares also pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average net assets of the Fund’s Class C shares. The Distributor retains the 0.75% distribution fee assessed against Class C shares during the first year of investment. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund’s shares, as distribution fees in connection with the sale of the Fund’s shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As stated in the Prospectus, investors will not be permitted to purchase $1,000,000 or more of Class C shares as a single investment per account.

Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. Each Plan may be amended by vote of the relevant Trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trust’s Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those Trustees who are Independent Trustees of the Trust shall be committed to the discretion of such Trustees.

Fees paid by Class A or Class C shares of the Fund may indirectly support sales and servicing efforts relating to shares of the other series of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single fund’s shares, and allocates other expenses among the relevant funds based on their relative net assets or relative sales. Expenses allocated to the Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Fund’s shares. As described in more detail below, the Distributor, the Adviser and their affiliates may, at their expense, pay additional amounts to dealers who have selling agreements with the Distributor. Class Y shares of the Fund may be offered by registered representatives of certain affiliates who are also employees of Natixis US and may receive compensation from the Adviser with respect to sales of Class Y shares.

The Distribution Agreements may be terminated at any time on 60 days’ notice to the Distributor without payment of any penalty, by either vote of a majority of the outstanding voting securities or by vote of a majority of the Independent Trustees. The Distribution Agreements may be terminated at any time on 90 days’, written notice to the Trust, without payment of any penalty.

The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees cast in person at a meeting called for that purpose and (ii) by the vote of the Board or by a vote of a majority of the outstanding securities of the Fund (or the relevant class, in the case of the Plans).

With the exception of the Distributor, its affiliated companies and those Trustees that are not Independent Trustees, no interested person of the Trust or any Trustee of the Trust had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the Fund and its shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention, and (3) enhanced portfolio management opportunities and bargaining position with third-party service providers and economies of scale arising from having asset levels higher than they would be if the Plans were not in place.

The Distributor also acts as principal distributor for Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series. The address of the Distributor is 399 Boylston Street, Boston, Massachusetts 02116.

The portion of the various fees and expenses for Class A and Class C shares that are paid (reallowed) to securities dealers are shown below:

ASG Tactical U.S. Market Fund

Class A

Cumulative Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $50,000	5.75%	5.00%	0.25%	5.25%
$50,000 – $99,999	4.50%	4.00%	0.25%	4.25%
$100,000 – $249,999	3.50%	3.00%	0.25%	3.25%
$250,000 – $499,999	2.50%	2.15%	0.25%	2.40%
$500,000 – $999,999	2.00%	1.70%	0.25%	1.95%

Investments of $1 Million or More(1)
First $3 million	None	1.00%	0.25%	1.25%
Excess over $3 million	None	0.50%	0.25%	0.75%
Investments with No Sales Charge (2)	None	0.00%	0.25%	0.25%

(1)	Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers or market declines. For example, if a shareholder has accumulated investments in excess of $3 million and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.
(2)	Refers to any investments made by investors not subject to a sales charge as described in the Prospectus in the section “How Sales Charges Are Calculated.”

Class C

Class C service fees are payable regardless of the amount of the Distributor’s related expenses. The portion of the various fees and expenses for Class C shares of the Fund that are paid to securities dealers are shown below:

Investment	Maximum Front-End Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
All amounts for Class C	None	1.00%	0.00%	1.00%

As described in the Prospectus, each purchase or sale of shares is effected at the NAV next determined after an order is received, less any applicable sales charge. The sales charge is allocated between the investment dealer and the Distributor, as indicated in the tables above. The Distributor receives the contingent deferred sales charge (the “CDSC”). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides the Trust. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A shares to investment dealers from time to time.

For new amounts invested at NAV by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other Natixis Fund or if the account is registered in street name.

The Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other services, including, but not limited to, recordkeeping, shareholder or participant reporting or shareholder or participant recordkeeping (“recordkeeping and processing-related services”) associated with shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. These fees are paid directly or indirectly by the Fund in light of the fact that other costs may be avoided by the Fund where the intermediary, not the Fund’s service providers, provides shareholder services to Fund shareholders. The intermediary may impose other account or service charges directly on account holders or participants. In addition, depending on the arrangements, the Fund’s Adviser and/or Distributor or their affiliates may, out of their own resources, compensate such financial intermediaries or their agents directly or indirectly for such recordkeeping and processing-related services. The services provided and related payments vary from firm to firm.

The Distributor, the Adviser and their affiliates may, out of their own resources, make additional payments to financial intermediaries who sell shares of the Fund. Such payments and compensation are in addition to any fees paid or reimbursed by the Fund. These payments may include: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale and/or servicing of Class A, C and Y shares, (iii) payments based upon various factors, as described below, and (iv) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping, sub-transfer agency or miscellaneous administrative services. From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third-party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The Distributor intends that the payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”). The participation of such firms in financial assistance programs is at the discretion of the firm and the Distributor. The payments described in (iii) above may be based on sales (generally ranging from 0.05% to 0.25% of gross sales) and/or the amount of assets a financial intermediary’s clients have invested in the Fund (at annual rates generally ranging from 0.05% to 0.35% of the value of the clients’ shares). The actual payment rates to a financial intermediary will depend upon how the particular arrangement is structured (e.g., solely asset-based fees, solely sales-based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Fund, redemption rates and the willingness of the financial intermediary to provide access to its representatives for educational and marketing purposes. The payments to financial intermediaries described in this section and elsewhere in this Statement, which may be significant to the financial intermediaries, may create an incentive for a financial intermediary or its representatives to recommend or sell shares of the Fund or particular share class over other mutual funds or share classes. Additionally, these payments may result in the Fund’s inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their financial representative for details about the payment the financial intermediaries may receive.

From time to time, the Fund’s service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional events of intermediaries.

Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed by each individual dealer to its customers. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Fund’s Prospectus and this Statement. Customers will be provided with specific information about any processing or service fees charged by their dealer.

The Fund is newly formed and thus has not allocated any commissions and sales charges as of the date of this Statement.

OTHER ARRANGEMENTS

Administrative Services NGAM Advisors performs certain accounting and administrative services for the Fund, pursuant to an Administrative Services Agreement dated January 1, 2005, as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, NGAM Advisors provides the following services to the Fund: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, (iii) the various registrations and filings required by various regulatory authorities, and (iv) consultation and legal advice on Fund-related matters.

Custodial Arrangements State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian for the Trust. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total NAV, total net income and NAV per share of the Fund on a daily basis.

Transfer Agency Services Pursuant to a contract between the Trust, on behalf of the Fund, and Boston Financial Data Services, Inc. (“Boston Financial” or the “Transfer Agent”), whose principal business address is 2000 Crown Colony Drive, Quincy, Massachusetts 02169, Boston Financial acts as shareholder servicing and transfer agent for the Fund and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Fund’s shares.

From time to time, the Fund, directly or indirectly through arrangements with the Adviser or Transfer Agent, may pay amounts to third parties that provide recordkeeping and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. See the section “Distribution Agreements and Rule 12b-1 Plans.”

Independent Registered Public Accounting Firm The Trust’s independent registered public accounting firm is PricewaterhouseCoopers, LLP, located at 125 High Street, Boston, MA 02110. The independent registered public accounting firm assists in the review of federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and will conduct an annual audit of the Fund’s financial statements.

Counsel to the Fund Ropes & Gray LLP, located at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, serves as counsel to the Fund.

PORTFOLIO MANAGEMENT INFORMATION

PORTFOLIO MANAGERS’ MANAGEMENT OF OTHER ACCOUNTS

As of August 31, 2013, the portfolio managers of the Fund managed other accounts in addition to managing the Fund. The following table provides information on the other accounts managed by each portfolio manager.

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager (Firm)	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Jeremiah H. Chafkin (AlphaSimplex)	4	$2.7 billion	0	$0	1	$21 million	1	$21 million	5	$760 million*	0	$0
Alexander D. Healy (AlphaSimplex)	0	$0	0	$0	0	$0	0	$0	5	$760 million*	0	$0
Andrew W. Lo (AlphaSimplex)	4	$2.7 billion	0	$0	1	$21 million	1	$21 million	5	$760 million*	0	$0
Kevin H. Maeda (Active Investment)	1	$31 million	0	$0	0	$0	0	$0	1,229	$409 million	0	$0
Robert S. Rickard (Reich & Tang)	5	$14.7 billion	0	$0	2	$1.8 billion	0	$0	0	$0	0	$0
Serena V. Stone (Active Investment)	1	$31 million	0	$0	0	$0	0	$0	1,229	$409 million	0	$0

*	Includes notional value.

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by a portfolio manager. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. The Adviser and Subadvisers have adopted policies and procedures to mitigate the effects of these conflicts. For more information on how the Adviser and Subadvisers allocate investment opportunities between the Fund and their other clients, see the section “Allocation of Investment Opportunity Among the Fund and Other Investments Managed by the Adviser and/or Subadvisers” in this Statement. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the section “Portfolio Transactions and Brokerage.”

Portfolio Managers’ Compensation

The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of December 31, 2012:

AlphaSimplex. All AlphaSimplex investment professionals, including portfolio managers, may receive compensation in three ways: salary, year-end bonuses, and supplemental bonuses. The bonus amounts are decided by the AlphaSimplex Compensation Committee. As a retention tool, AlphaSimplex has implemented a three-year deferral of 30% of bonus amounts for senior professionals.

NGAM Advisors (through Active Investment). Compensation for each of the portfolio managers consists of a fixed base salary plus variable bonus. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. The variable bonus is based on a combination of firm performance (based on four factors – financial profitability, gross sales, net sales and business development) and individual performance (based on individual performance assessed at least annually by the employee’s manager). Neither the base salary nor the variable bonus is directly tied to the performance of individual portfolios or mutual funds, nor is it tied to the value of assets under management. Certain personnel, including portfolio managers, are also eligible to participate in a supplemental bonus plan.

All employees of Active Investment are eligible to participate in the 401k plan and retirement plan of NGAM Advisors. NGAM Advisors provides a percentage of matching contributions to the 401k plan and fully covers the retirement plan, the latter being subject to a vesting schedule.

The portfolio managers manage accounts other than the Fund. Neither the base salary nor the variable bonus of the managers is dependent on assets in the Fund. However, a proportion of the total revenues generated from managing the Fund are included in the long-term, deferred compensation program.

Reich & Tang. Mr. Rickard’s compensation includes a fixed, annual base salary and an incentive bonus. Base salary amounts are determined by the compensation committee of the Subadviser (the “Compensation Committee”) based upon a number of factors, including the portfolio manager’s experience, overall performance, responsibilities and the competitive market place. Mr. Rickard receives a cash-based annual incentive bonus that is determined solely at the discretion of the Subadviser and approved by the Compensation Committee.

Portfolio Managers’ Ownership of Fund Shares

The Fund is newly formed and, as of the date of this Statement, none of the portfolio managers owned any shares of the Fund.

There are various reasons why a portfolio manager may not own shares of the Fund in the future. One reason is that the Fund’s respective investment objective and strategies may not match those of the portfolio manager’s personal investment objective. Also, the portfolio manager may invest in other funds or pooled investment vehicles or separate accounts managed by the portfolio manager in a similar style to the Fund. Administrative reasons (such as facilitating compliance with the Adviser’s or a Subadviser’s code of ethics) also may explain why a portfolio manager may choose not to invest in the Fund.

Allocation of Investment Opportunity Among the Fund and Other Investments Managed by the Adviser and/or Subadvisers; Cross Relationships of Officers and Trustees

AlphaSimplex. AlphaSimplex manages other accounts using investment strategies that may or may not be similar to that of the Fund. A conflict of interest may exist in connection with AlphaSimplex’s management of the Fund, on the one hand, and AlphaSimplex’s management of other accounts, on the other hand. AlphaSimplex makes investment decisions for each account based on the client’s investment objectives, policies, practices, cash flows, and other relevant investment considerations. Consequently, AlphaSimplex may purchase or sell securities or other instruments for one account and not for another account, and the performance of securities or other instruments purchased for one account may vary from the performance of securities or other instruments purchased for other accounts. Another conflict of interest may arise because accounts other than the Fund may have fee structures, such as performance-based fees, that differ from those of the Fund. In addition, a potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the Fund. Because of their roles in managing the Fund, AlphaSimplex’s Portfolio Managers know the size, timing and possible market impact of Fund trades and this information could in theory be used to the detriment of the Fund. AlphaSimplex has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and to address conflicts of interest relating to the management of multiple accounts. Finally, AlphaSimplex has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. The implementation of these procedures is monitored by AlphaSimplex’s Chief Compliance Officer.

NGAM Advisors (through Active Investment). NGAM Advisors may manage numerous accounts with similar or identical investment objectives or may manage accounts with different objectives that may trade in the same securities. Despite such similarities, portfolio decisions relating to clients’ investments and the performance resulting from such decisions will differ from client to client. NGAM Advisors will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all eligible clients. Further, in many instances, such as purchases of private placements or oversubscribed public offerings, it may not be possible or feasible to allocate a transaction pro rata to all eligible clients. Therefore, not all clients will necessarily participate in the same investment opportunities or participate on the same basis. In allocating investments among various clients (including in what sequence orders for trades are placed), however, NGAM Advisors will use its best business judgment and will take into account funds available to each client, the amount already committed by each client to a specific investment and the relative risks of the investment. It is NGAM Advisors’ policy to allocate to the extent practicable investment opportunities on a basis that NGAM Advisors in good faith believes is fair and equitable to each client over time.

Reich & Tang. Certain officers and employees of the Subadviser have responsibility for portfolio management of other advisory accounts and clients of the Subadviser (including other registered investment companies and accounts of affiliates of Reich & Tang) that may invest in securities in which the Fund also invests. If the Subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Reich & Tang to the participating accounts. Where advisory accounts have competing interests in a limited investment opportunity, the Subadviser will allocate investment opportunities based on a number of considerations, including cash availability and/or liquidity requirements, including time the competing accounts have had funds available for investment or have had securities available for sale, investment objectives and restrictions, an account’s participation in other opportunities, tax considerations and relative size of portfolio holdings of the same or comparable securities. It is Reich & Tang’s policy to allocate over a period of time, to the extent practicable, investment opportunities to each client on a fair and equitable basis relative to its other clients. The Trustees are of the view that the benefits of retaining Reich & Tang as Subadviser to the Fund outweigh the disadvantages, if any, that may result from participating in such transactions.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of equity securities, the Adviser or Subadvisers select only brokers that they believe are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission, if any, will be paid. However, the commissions charged are believed to be competitive with generally prevailing rates. The Adviser or Subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions, if any, paid on transactions by reference to such data. In making such evaluation, factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Adviser or Subadvisers may place orders for the Fund which, combined with orders for the Adviser’s/Subadvisers’ other clients, may impact the price of the relevant security. This could cause the Fund to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser or Subadvisers may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Board, including a majority of the Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Transactions on stock, option, and futures exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the OTC market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

AlphaSimplex

In arranging for the purchase and sale of clients’ portfolio securities, AlphaSimplex takes numerous factors into consideration. These include any legal restrictions, such as those imposed under the securities laws and the Employee Retirement Income Security Act of 1974, and any client-imposed restrictions. Within these constraints, AlphaSimplex will employ or deal with members of the securities exchanges and other brokers and dealers as may in its judgment implement the policy of seeking best execution (i.e., prompt and reliable execution at the most favorable prices obtainable under the prevailing market conditions) of portfolio transactions. It is not AlphaSimplex’s current practice to enter into “soft dollar” arrangements but AlphaSimplex does consider all services when executing transactions with a broker. As such, AlphaSimplex may utilize research and other products that provide lawful and appropriate assistance to AlphaSimplex in carrying out its investment-making responsibilities, as permitted under the safe harbor of Section 28(e) of the Securities and Exchange Act of 1934. As long as it is lawful and appropriate to do so, AlphaSimplex may use this research and data in its investment advisory capacities with other clients. Clients may obtain other services from brokers in connection with investment transactions with brokers. Such services will be limited to services that would otherwise be a client expense.

In determining the abilities of a broker or dealer to obtain best execution of portfolio transactions, while the lowest price may be one factor, AlphaSimplex will consider all relevant factors, including the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts’ portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency, and confidentiality; the broker’s or dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; and other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. AlphaSimplex will not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but will weigh a combination of the preceding factors.

AlphaSimplex has no duty or obligation to seek in advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transaction or to select any broker on the basis of its purported or “posted” commission rate, but will endeavor to be aware of the current level of the charges of eligible brokers and to minimize the expense incurred for effecting portfolio transactions to the extent consistent with the interests and policies of the accounts. Although AlphaSimplex generally seeks competitive commission rates, it will not necessarily pay the lowest commission or commission equivalent. Transactions may involve specialized services on the part of the broker or dealer involved and thereby entail higher commissions or their equivalents than would be the case with other transactions requiring more routine services.

Certain customers of AlphaSimplex may also be customers of broker-dealers through which AlphaSimplex may utilize executing and/or clearing brokerage services. Although AlphaSimplex may execute or clear through these broker-dealers, AlphaSimplex is under no obligation to do so.

Portfolio transactions for each client account are generally completed independently, except when AlphaSimplex is in the position of buying or selling the same security for a number of its clients under the same conditions (e.g., limit prices) at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In such a case, some clients would receive the benefit of the more-

favorable prices while others would not. In order to more equitably allocate the effects of such market fluctuations, AlphaSimplex has adopted the following aggregation procedures. For purposes of aggregating client orders for futures contracts and forward contracts for all clients, each client that participates in an aggregated order will participate in that order based on the price received and the inception date of the client’s account. The account with the oldest inception date will always receive the highest fill prices and the account with the most recent inception date will receive the lowest fill prices. Any advantages the oldest accounts may receive on the sell orders are theoretically offset by the disadvantages on the buy orders. For purposes of aggregating client orders for all other securities for all clients, each client that participates in an aggregated order will participate at the average price for all AlphaSimplex’s transactions in that security on a given business day and transaction costs will be shared pro rata based on each client’s participation in the transaction. If the aggregated order is partially filled, it will be allocated among clients pro rata.

NGAM Advisors (through Active Investment)

In placing securities trades with brokers or dealers, NGAM Advisors’ primary policy is to execute all purchase and sales at the most favorable prices consistent with best execution. Best price, giving effect to brokerage commissions, if any, and other transaction costs, is normally an important factor in this decision, but the selection also takes into account the quality of brokerage services, including such factors as execution capability, willingness to commit capital, financial stability, and clearance and settlement capability. The reasonableness of brokerage commissions paid by client accounts over which NGAM Advisors has discretion to choose the broker is evaluated on an on-going basis. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

It is NGAM Advisors’ current policy not to receive products or services in return for client commission dollars. However, in the future, NGAM Advisors may revise its policies and receive so-called soft-dollar products or services that provide lawful assistance to NGAM Advisors in its investment decision-making process in accordance with applicable federal securities laws.

NGAM Advisors may advise accounts that have similar investment objectives and investment opportunities which are suitable for more than one such account. Where advisory accounts have competing interests in a limited investment opportunity, NGAM Advisors generally allocates purchase and sale opportunities on a basis that it, in good faith, believes is fair and equitable to such eligible client over time. In making such allocations, NGAM Advisors may consider, among other things, the relative time that the competing accounts have had funds available for investment, the relative amount of available funds, relative cash requirements for the competing accounts and the time that the competing accounts have had investments available for sale.

NGAM Advisors may, but need not, aggregate or “bunch” orders for funds for which it has investment discretion in circumstances in which NGAM Advisors believes that bunching will result in a more favorable overall execution. Where appropriate and practicable, NGAM Advisors may bunch a client’s trades with trades of other clients and with trades of pooled vehicles in which NGAM Advisors personnel have a beneficial interest pursuant to an allocation process NGAM Advisors in good faith considers to be fair and equitable to all clients over time.

Reich & Tang

With respect to the portion of the Fund’s assets managed by Reich & Tang, the purchases and sales of portfolio securities are usually principal transactions. Portfolio securities are generally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There are usually no brokerage commissions paid for such purchases and the Fund does not currently anticipate paying brokerage commissions. Should the Fund pay a brokerage commission on a particular transaction, the Fund would seek to effect the transaction at the most favorable available combination of best execution and lowest commission. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask price.

No portfolio transactions are executed with Reich & Tang or its affiliates acting as principal. In addition, the Fund will not buy bankers’ acceptances, certificates of deposit or commercial paper from Reich & Tang or its affiliates. Reich & Tang does not earn “soft dollars” when trading in fixed-income securities. When trading equity securities,

Reich & Tang may earn soft dollars through its regular trading. Reich & Tang’s receipt of brokerage and research products may be a factor in its selection of a broker or dealer to execute transactions for the Fund where Reich & Tang believes that the broker or dealer will provide the best execution of the transactions. Such brokerage and research services may be paid for with Reich & Tang’s own assets or may, in connection with transactions in securities effected for client accounts for which Reich & Tang exercises investment discretion, be paid for with client commissions.

The frequency of transactions and their allocation to various dealers is determined by Reich & Tang in its best judgment and in a manner deemed to be in the best interest of shareholders of the Fund. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

Investment decisions for the Fund will be made independently from those for any other accounts or investment companies that may be or become managed by Reich & Tang or its affiliates. If, however, the Fund and other investment companies or accounts managed by Reich & Tang are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by Reich & Tang occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchasers or sellers.

General

Subject to procedures adopted by the Board, the Fund’s brokerage transactions may be executed by brokers that are affiliated with Natixis US or the Adviser or Subadvisers. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust’s funds as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the Fund’s dealer in connection with such transactions.

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund’s expenses.

It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

DESCRIPTION OF THE TRUST

The Declaration of Trust of Natixis Funds Trust II permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The Declaration of Trust further permits the Board to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Board may determine. When you invest in the Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Board and to cast a vote for each share you own at shareholder meetings. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Board to charge shareholders directly for custodial, transfer agency and servicing expenses.

The shares of the Fund are divided into three classes: Class A, Class C and Class Y. As described in its Prospectus, Class Y shares are available for purchase only by certain eligible investors and have higher minimum purchase requirements than Class A and Class C shares. All expenses of the Fund (including advisory fees) are borne by its Class A, Class C and Class Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Class A and Class C and may be charged at a separate rate to each such class. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the Fund and Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each series of the Trust, certain expenses may be legally chargeable against the assets of all of the series in the Trust.

The Declaration of Trust also permits the Board, without shareholder approval, to subdivide the Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the Trustees may designate. The Board may also, without shareholder approval, establish one or more additional series or classes or, with shareholder approval, merge two or more existing series or classes. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “fund”).

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of each series of the Trust entitled to vote. In addition, the Fund may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Fund. Similarly, any class within the Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board may also, without shareholder approval, terminate the Trust or Fund upon written notice to its shareholders.

VOTING RIGHTS

Shareholders of the Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

Shareholders of Natixis Funds Trust II have identical voting rights to each other. All classes of shares of the Fund have identical voting rights, except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. On any matters submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Trust’s by-laws, be voted in the aggregate as a single class without regard to series or class of shares, except (1) when required by the 1940 Act, or when the Trustees shall have determined that the matter affects one or more series or class of shares materially differently, shares shall be voted by individual series or class and (2) when the matter affects only the interest of one or more series or classes, only shareholders of such series or class shall be entitled to vote thereon. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust’s independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreements relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on a Board, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the Trustees holding office shall have been elected by the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having an NAV of at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the Trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend a Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust’s registration statement, or (4) is submitted to the shareholders by the Trustees. If one or more new series of the Trust is established and designated by the Trustees, the shareholders having beneficial interests in the other funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other funds.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The by-laws of the Trust provide for indemnification by the Trust of Trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust offers only its own funds’ shares for sale, but it is possible that the Trust might become liable for any misstatements in a prospectus that relate to another Trust.

HOW TO BUY SHARES

The procedures for purchasing shares of the Fund are summarized in the Prospectus. All purchases made by check should be in U.S. dollars and made payable to Natixis Funds.

Shares may also be purchased either in writing, by phone, by wire, by electronic funds transfer using Automated Clearing House (“ACH”) or by exchange, as described in the Prospectus, or through firms that are members of FINRA and that have selling agreements with the Distributor. For purchase of Fund shares by mail, the trade date is the day of receipt of the check in good order by the transfer agent so long as it is received by the close of regular trading of the NYSE on a day when the NYSE is open. For purchases through the ACH system, the shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have approved banking information on file. With respect to shares purchased by wire or through the ACH system, shareholders should bear in mind that the transactions may take two or more days to complete. Banks may charge a fee for transmitting funds by wire.

You may also use Natixis Funds Personal Access Line® (800-225-5478, press 1) or Natixis Funds website (ngam.natixis.com) to purchase Fund shares. For more information, see the section “Shareholder Services” in this Statement.

At the discretion of the Distributor, bank trust departments or trust companies may also be eligible for investment in Class Y shares at a reduced minimum, subject to certain conditions including a requirement to meet the minimum investment balance within a specified time period. Please contact the Distributor at 800-225-5478 for more information. At the discretion of the Distributor, clients of NGAM Advisors may purchase, at NAV, Class A shares of Natixis Funds that do not offer Class Y shares.

Shareholders of the Fund in Class Y may be permitted to open an account without an initial investment and then wire funds into the account once established. These shareholders will still be subject to the investment minimums as detailed in the Prospectus of the Fund.

REDEMPTIONS

The procedures for redemption of shares of the Fund are summarized in its Prospectus. As described in the Prospectus, a CDSC may be imposed on certain redemptions of Class A and C shares. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal income tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. The charge will not be applied to dollar amounts representing an increase in the NAV of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

The Fund will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. However, a medallion signature guarantee may not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, or if the proceeds are going to a bank on file. Please contact the Fund at 800-225-5478 with any questions regarding when a medallion signature guarantee is required.

If you select the telephone redemption service in the manner described in the next paragraph, shares of the Fund may be redeemed by calling toll-free 800-225-5478. A wire fee may be deducted from the proceeds if you elect to receive the funds wired to your bank on record. Telephone redemption requests must be received by the close of regular trading on the NYSE. Requests made after that time or on a day when the NYSE is closed will receive the next business day’s closing price. The proceeds of a telephone withdrawal will normally be sent within three business days following receipt of a proper redemption request, although it may take longer.

A shareholder automatically receives access to the ability to redeem shares by telephone following the completion of the Fund application, which is available at ngam.natixis.com or from your investment dealer. When selecting the service, a shareholder may have the withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked “VOID” and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to Boston Financial or your investment dealer a completed Service Options Form, which may require a medallion signature guarantee or a Signature Validation Program Stamp. Telephone redemptions by ACH or wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Fund, the Distributor, Boston Financial (the Fund’s transfer agent) and State Street Bank (the Fund’s custodian) are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. Boston Financial, as agreed to with the Fund, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor’s telephone instructions and recording an investor’s instructions.

Shares purchased by check or through ACH may not be available immediately for redemption to the extent the check or ACH transaction has not cleared. The Fund may withhold redemption proceeds for ten days when redemptions are made within ten calendar days of purchase by check or through ACH.

The redemption price will be the NAV per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation is received by the transfer agent or your investment dealer in proper form. Payment normally will be made by the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Fund reserves the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Fund), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees. The CDSC may also be waived on redemptions within one year following the death of (i) the sole shareholder of an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfer to Minors Act or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption occurring within one year of death. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from 403(b)(7) custodial accounts due to death or disability.

The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of Natixis Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

In order to redeem shares electronically through the ACH system, a shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone or online request must be received no later than the close of the NYSE. Upon receipt of the required information, the appropriate number of shares will be redeemed and the monies forwarded to the bank designated on the shareholder’s application through the ACH system. The redemption will be processed the day the telephone call or online request is made and the monies generally will arrive at the shareholder’s bank within three business days. The availability of these monies will depend on the individual bank’s rules.

The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind, if NGAM Advisors determines it to be advisable and in the interest of the remaining shareholders of the Fund. The redemptions in kind will be selected by the Adviser in light of the Fund’s objective and will not generally represent a pro rata distribution of each security held in the Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of the Fund at the beginning of such period.

The Fund does not currently impose any redemption charge other than the CDSC imposed by the Fund’s Distributor, as described in the Prospectus. The Board reserves the right to impose additional charges at any time. A redemption constitutes a sale of shares for U.S. federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also the section “Taxes.”

The Fund reserves the right to suspend account services or refuse transaction requests if the Fund receives notice of a dispute between registered owners or of the death of a registered owner or the Fund suspects a fraudulent act. If the Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after the Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If the Fund determines that its suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the NAV next determined after the transaction request was first received in good order.

Reinstatement Privilege (Class A Shares Only)

The Prospectus describes redeeming shareholders’ reinstatement privileges for Class A shares. In order to exercise the reinstatement privilege, you must provide a new investment check made payable to Natixis Funds and written notice to Natixis Funds (directly or through your financial representative) within 120 days of your redemption. The reinstatement or exchange will be made at NAV next determined after receipt of the notice and the new investment check in good order and will be limited to the amount of the redemption proceeds.

Even though an account is reinstated, the redemption will constitute a sale for U.S. federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Fund should consult with their tax advisers with respect to the effect of the “wash sale” rule if a loss is realized at the time of the redemption.

SHAREHOLDER SERVICES

Open Accounts

A shareholder’s investment is automatically credited to an open account maintained for the shareholder by Boston Financial. Following each additional investment or redemption from the account initiated by an investor (with the exception of systematic investment plans), a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, the Fund will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record.

The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued or honored for any class of shares.

The costs of maintaining the open account system are paid by the Fund and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Minimum Balance Policy

The Fund’s minimum balance policy is described in the Prospectus.

Automatic Investment Plans

Subject to the Fund’s investor eligibility requirements, investors may automatically invest in additional shares of the Fund on a monthly basis by authorizing the Distributor to draw checks on an investor’s bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, and are forwarded to Boston Financial for investment in the Fund. A plan in Class A and Class C shares may be opened with an initial investment of $1,000 or the fund minimum for Class Y shares or more and thereafter regular monthly checks of $50 or more will be drawn on the investor’s account. (Shareholders with accounts participating in Natixis Fund’s Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 or more into those accounts). The reduced minimum initial investment pursuant to an automatic investment plan for Class A and Class C shares is referred to in the Prospectus. A Service Options Form must be completed to open an automatic investment plan and may be obtained by calling the Fund at 800-225-5478 or your investment dealer or by visiting the Fund’s website at ngam.natixis.com.

This program is voluntary and may be terminated at any time by Boston Financial upon notice to existing plan participants. The Investment Builder Program plan may be discontinued at any time by the investor by written notice to Boston Financial, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation or by written notice to the shareholder at least thirty days prior to any payment date. The Fund is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans and Other Plans Offering Tax Benefits

The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Fund or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans and retirement plans for public school systems and certain tax-exempt organizations.

The minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in the Fund for Class A and Class C shares must be at least $1,000 for IRAs and Keogh plans using the Natixis Funds prototype document and $500 for Coverdell Education Savings Accounts and at least $100 for any subsequent investments. There is no initial or subsequent investment minimum for SIMPLE IRAs using the Natixis Funds prototype documents. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus relating to Class Y shares.

Systematic Withdrawal Plans (All Classes)

An investor owning the Fund’s shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan (a “Plan”) providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from Boston Financial or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a Medallion signature guarantee is provided. Please consult your investment dealer or the Fund.

A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account’s market value or (3) for Natixis sponsored IRA accounts only, a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. No CDSC applies to redemptions pursuant to the Plan.

Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) based upon the NAV determined as of the close of regular trading on the NYSE on the ex-dividend date.

Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in NAV. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Fund and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See the sections “Redemptions” and “Taxes” for certain information as to U.S. federal income taxes.

It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Plan. Accordingly, the Fund and the Distributor do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. Natixis Funds may modify or terminate this program at any time.

Because of statutory restrictions this Plan may not be available to pension or profit-sharing plans and IRA plans that have State Street Bank as trustee. Different documentation may be required.

Dividend Diversification Program

You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased based upon the selected Fund’s NAV (without a sales charge or CDSC) determined as of the close of regular trading on the NYSE on the ex-dividend date for each dividend or distribution. A dividend diversification account must be registered to the same shareholder as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund’s minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other Natixis Fund, you must obtain and carefully read a copy of that Fund’s Prospectus.

Exchange Privilege

A shareholder may exchange Class A, Class C and Class Y shares of the Fund for shares of the same class of a Natixis Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers that class (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made and any other limits on the sales of or exchanges into that fund) on the basis of relative NAVs at the time of the exchange without any sales charge. An exchange of shares in one fund for shares of another fund is a taxable event on which gain or loss may be recognized. When an exchange is made from the Class A or Class C shares of the Fund to the same class of shares of another fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC. If you own Class Y shares, you may exchange those shares for Class Y shares of other funds, for Institutional Class shares of any series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers Institutional Class shares. Shareholders who hold their shares through certain financial intermediaries may not be eligible to convert their Class A shares to Class Y shares. These options are summarized in the Fund’s Prospectus. An exchange may be effected, provided that neither the registered name nor address of the accounts is different by (1) a telephone request to the Fund at 800-225-5478, (2) a written exchange request to the Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or (3) visiting our website at ngam.natixis.com. You must acknowledge receipt of a current Prospectus for the Fund before an exchange for the Fund can be effected. The minimum amount for an exchange is the minimum amount to open an account or the total NAV of your account, whichever is less.

Accounts participating in or moving into wrap-fee programs or held through a registered investment adviser may exchange Class A shares of a fund for Class Y shares of the same fund and may also exchange Class C shares of a fund for Class A shares or Class Y shares of the same fund. Any account with an outstanding CDSC liability will be assessed the CDSC before converting to either Class A or Class Y shares. Accounts converting from Class C shares to Class A shares will not be subject to any Class A sales charges as a result of the initial conversion or any subsequent purchases of Class A shares in such accounts. In order to exchange shares, a representative of the wrap-fee program or registered investment adviser must follow the procedures set forth by the Distributor.

Class A shares of a fund acquired by Trustees, former Trustees, employees of affiliates of the Natixis Funds, individuals who are affiliated with any Natixis Fund (including spouses, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans (collectively, “Natixis affiliated shareholders”) may be exchanged for Class Y shares of the same fund without payment of a CDSC. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

In certain limited circumstances, accounts participating in wrap fee programs or held through a registered investment adviser may exchange Class Y shares of the Fund for Class A shares of the same Fund. Class Y shares may be converted to Class A shares of the same Fund if the Class Y shares are held in an investment option or program that no longer permits the use of Class Y shares in that option or program or if the shareholder otherwise becomes ineligible to participate in Class Y shares. Exchanges from Class Y shares to Class A shares will not be subject to an initial sales charge; however, future purchases may be subject to a sales charge, if applicable. A representative of the wrap fee program or a registered investment adviser must provide a completed cross-share exchange form and written notice to the Distributor indicating that a Class Y shareholder is eligible for conversion to Class A shares prior to any such exchange. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

Due to operational limitations at your financial intermediary, your ability to exchange between shares classes of the same fund may be limited. Please consult your financial representative for more information.

All exchanges are subject to the eligibility requirements of the Fund into which you are exchanging and any other limits on sales of or exchanges into the Fund. The exchange privilege may be exercised only in those states where shares of such Fund may be legally sold. The Fund reserves the right to suspend or change the terms of exchanging shares. The Fund and the Distributor reserve the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund.

Before requesting an exchange into any other Natixis Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II, please read its prospectus carefully. Subject to the applicable rules of the SEC, the Board reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days’ advance notice of any material change to the exchange privilege.

Automatic Exchange Plan

As described in the Prospectus, a shareholder may establish an Automatic Exchange Plan under which shares of the Fund are automatically exchanged each month for shares of the same class of one or more of the other funds. Registration on all accounts must be identical. The Fund minimum of the new fund must be met in connection with each investment. The two dates each month on which exchanges may be made are the 15th and 28th (or the first business day thereafter if either the 15th or the 28th is not a business day) until the account is exhausted or until Boston Financial is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form may be used to establish an Automatic Exchange Plan and is available from Boston Financial, your financial representative or by visiting our website at ngam.natixis.com.

Restrictions on Buying, Selling and Exchanging Shares

As stated in the Fund’s Prospectus, the Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason. When a purchase or exchange order is rejected, the Fund or the Distributor will send notice to the prospective investor or the investor’s financial intermediary promptly after receipt of the rejected order.

Broker Trading Privileges

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using the Fund’s NAV next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than market open, Eastern Time, following the day that such purchase or redemption orders are received by the broker or intermediary.

Transcript Requests

Transcripts of account transactions will be provided, free of charge, at the shareholder’s request.

Self-Servicing Your Account with Natixis Funds Personal Access Line® and Website

Natixis Funds shareholders may access account information, including share balances and recent account activity online, by visiting our website at ngam.natixis.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. Natixis Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling Natixis Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our website at ngam.natixis.com.

Investor activities through these mediums are subject to the terms and conditions outlined in the following Natixis Funds Online and Telephonic Customer Agreement. This agreement is also posted on our website. The initiation of any activity through the Natixis Funds Personal Access Line® or website at ngam.natixis.com by an investor shall indicate agreement with the following terms and conditions:

Natixis Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this website and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE NATIXIS FUNDS.

You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE NATIXIS FUNDS PERSONAL ACCESS LINE®.

You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

You agree that Natixis Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

Natixis Funds is not responsible for incorrect data received via the internet or telephonically from you or any person believed to be you. Transactions submitted over the internet and telephonically are solely your responsibility and Natixis Funds makes no warranty as to the correctness, completeness or accuracy of any transmission. Similarly, Natixis Funds bears no responsibility for the performance of any computer hardware, software or the performance of any ancillary equipment and services such as telephone lines, modems or internet service providers.

The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While Natixis Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our website that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify Natixis Funds if any of the following occurs:

1.	You do not receive confirmation of a transaction submitted via the internet or telephonically within five (5) business days.

2.	You receive confirmation of a transaction of which you have no knowledge and which was not initiated or authorized by you.

3.	You transmit a transaction for which you do not receive a confirmation number.

4.	You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5.	You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

Any costs incurred in connection with the use of the Natixis Funds Personal Access Line® or the Natixis Funds internet site including telephone line costs and internet service provider costs are solely your responsibility.

Similarly, Natixis Funds makes no warranties concerning the availability of internet services or network availability. Natixis Funds reserves the right to suspend, terminate or modify the internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING NATIXIS FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to Natixis Funds should be sent to:

All account types excluding SIMPLE IRAs:

Natixis Funds

P. O. Box 219579

Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

Simple IRA shareholders please use:

Natixis Funds

P. O. Box 8705

Boston, MA 02266-8705

Notification may also be made by calling 800-813-4127 during normal business hours.

NET ASSET VALUE

The method for determining the public offering price and NAV per share is summarized in the Prospectus.

The total NAV of each class of shares of the Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading. The Fund will not price its shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities (including closed-end investment companies and exchange-traded funds), exchange-traded notes, rights and warrants for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the Adviser or Subadvisers and approved by the Board. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sales price may be available from the foreign exchange or market. In those cases, the official close price will be used to value equity securities. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the Adviser or Subadvisers and approved by the Board, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service does not price a security or where an independent pricing service does not provide a reliable price for the security. Domestic exchange-traded single equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price. Other exchange-traded options (i.e., options on domestic indices, foreign securities, currencies and other financial contracts) are valued at the average of the closing bid and ask quotations. Currency options are priced at the mid price (between the bid price and the ask price) supplied by an independent pricing service, if available. Swaptions are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Other OTC options contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers. These quotations will be either the bid for a long transaction or the ask for a short transaction. Interest rate swaps are valued based on prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers. Commodity index total return swaps are valued based on the closing price of the reference asset that is supplied by an independent pricing service, if available, or quotations from a broker-dealer. Futures are valued at the most recent settlement price. Forward foreign currency contracts are valued at interpolated prices determined from information provided by an independent pricing service. Investments in other open-end investment companies are valued at their reported NAV each day. Short-term obligations purchased with an original or a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and other instruments for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Adviser or Subadvisers using consistently applied procedures under the general supervision of the Board.

Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities or other instruments in markets outside the United States, is substantially completed each day at various times prior to the close of the NYSE. Securities or other instruments traded on a foreign exchange will be valued at their market price on the non-U.S. exchange. The value of other securities or other instruments principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities or other instruments principally trade. Securities or other instruments principally traded outside the United States will generally be valued several hours before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time, when the Fund computes the NAV of its shares. Occasionally, events affecting the value of securities or other instruments principally traded outside the United States may occur between the completion of substantial trading of such securities or other instruments for the day and the close of the NYSE, which events will not be reflected in the computation of the Fund’s NAV. If it is determined pursuant to procedures adopted by the Board that events materially affecting the value of the Fund’s securities or other instruments have occurred during such period, then these securities or other instruments may be fair valued at the time the Fund determines its NAV by or pursuant to procedures adopted by the Board. When fair valuing its securities or other instruments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other instruments market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s NAV is calculated.

Because of fair value pricing, securities or other instruments may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board believes is more likely to result in a price that reflects fair value. The Fund may also value securities or other instruments at fair value or estimate its value pursuant to procedures adopted by the Board in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s securities or other instruments from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Trading in some of the portfolio securities or other instruments of the Fund takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of this Fund’s NAV does not take place at the same time as the prices of many of its portfolio securities or other instruments are determined, and the value of this Fund’s portfolios may change on days when this Fund is not open for business and its shares may not be purchased or redeemed.

The per share NAV of a class of the Fund’s shares is computed by dividing the number of shares outstanding into the total NAV attributable to such class. The public offering price of a Class A share of the Fund is the NAV per share plus a sales charge as set forth in the Fund’s Prospectus.

REDUCED SALES CHARGES

The following special purchase plans are summarized in the Prospectus and are described in greater detail below. Investors should note that in many cases, the broker, and not the Fund, is responsible for ensuring that the investor receives current discounts.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure you obtain the proper “breakpoint” discount. In order to reduce your sales charge, it will be necessary at the time of purchase to inform the Distributor and your financial intermediary, in writing, of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold Fund shares, including accounts with other financial intermediaries, and your family members’ and other related parties’ accounts, in order to verify your eligibility for the reduced sales charge.

Cumulative Purchase Discount

The Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder’s “total investment” in the Fund reaches the breakpoint for a reduced sales charge in the table in the section “How Sales Charges Are Calculated – Class A Shares” in the Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charges, to the current public offering price of all series and classes of shares of the Natixis Funds held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies.

Letter of Intent

A Letter of Intent (a “Letter”), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder’s intended aggregate purchases of all series and classes of the Trust and other Natixis Funds over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Fund’s transfer agency.

Purchases made within 90 days of the establishment of the Letter may be used towards meeting the Letter of Intent. The Rights of Accumulation (“ROA”) credit is the value of all shares held as of the effective date of the Letter based on the “public offering price computed on such date.”

The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trust held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

The Fund’s transfer agent will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to the Fund’s transfer agent the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes the Fund’s transfer agent to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

Combining Accounts

For purposes of determining the sales charge applicable to a given purchase, a shareholder may elect to combine the purchase and the shareholder’s total investment (calculated at the current public offering price) in all series and classes of the Natixis Funds with the purchases and total investment of the shareholder’s spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those previously mentioned, single trust estates, individual fiduciary accounts and sole proprietorships or any other group of individuals acceptable to the Distributor. If the combined value of the purchases and total investments exceeds a sales charge breakpoint as disclosed in the Prospectus, the lower sales charge applies to the entire amount of the purchase, even though some portion of that investment is below the breakpoint to which a reduced sales charge applies.

For certain retirement plans, the Distributor may, in its discretion, combine the purchases and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

Purchases and total investments of individuals may not be combined with purchases and total investments of the retirement plan accounts described in the preceding paragraph for the purpose of determining the availability of a reduced sales charge. Only the purchases and total investments in tax-qualified retirement plans or other employee benefit plans in which the shareholder is the sole participant may be combined with individual accounts for purposes of determining the availability of a reduced sales charge.

Clients of the Adviser

Investment advisory clients of NGAM Advisors and the Adviser may invest in Class Y shares of the Fund below the minimums stated in the Class Y Prospectus. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares of the Fund by (1) clients of the Adviser to any series of the Trust or another Natixis Fund; any director, officer or partner of a client of the Adviser to any series of the Trust or another Natixis Fund; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of the Adviser to any series of the Trust or another Natixis Fund if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of the Adviser to any series of the Trust or another Natixis Fund. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

Eligible Governmental Authorities

There is no sales charge or CDSC related to investments in Class A shares by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

Investment Advisory Accounts

Class A shares of the Fund may be purchased at NAV by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and “rabbi trusts.” Investors may be charged a fee if they effect transactions through a broker or agent.

Certain Broker-Dealers and Financial Services Organizations

Class A shares of the Fund also may be purchased at NAV through certain broker-dealers or financial services organizations without any transaction fee. Such organizations may also receive compensation paid by NGAM Advisors, or its affiliates out of their own assets (as described in the section “Distribution Agreements and Rule 12b-1 Plans”), or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

Certain Retirement Plans

Class A shares of the Fund are available at NAV for investments by participants in certain employer-sponsored retirement plans. The availability of this pricing may depend upon the policies and procedures of your specific intermediary; consult your financial adviser.

Bank Trust Departments or Trust Companies

Class A shares of the Fund are available at NAV for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

DISTRIBUTIONS

As described in the Prospectus, it is the policy of the Fund to pay shareholders at least annually according to the schedule specified in the Fund’s Prospectus, as dividends, all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

Ordinary income dividends and capital gain distributions are reinvested based upon the NAV determined as of the close of the NYSE on the ex-dividend date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to Natixis Funds, contacting Natixis Funds at 1-800-225-5478 or visiting ngam.natixis.com to change your distribution option. In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned as “undeliverable” to the Fund, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, federal tax information regarding Fund distributions will be furnished to each shareholder for each calendar year early in the succeeding year.

TAXES

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authorities, all as of the date of this Statement. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situations and the possible application of foreign, state and local tax laws.

Taxation of the Fund

The Fund has elected and intends to qualify each year for the special tax treatment accorded to RICs under Subchapter M of the Code. In order to so qualify, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs,” defined below); (ii) diversify its holdings so that at the end of each quarter of the Fund’s taxable year (a) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested (1) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (2) in the securities of one or more QPTPs; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, in each case determined with reference to any capital loss carryforwards) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived by the Fund from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the Fund. However, 100% of the net income derived from an interest in a QPTP (a partnership (a) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (b) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

For purposes of the diversification requirements set forth in (ii) above, the term “outstanding voting securities of an issuer” includes the equity securities of a QPTP. Also for purposes of the diversification requirements in (ii) above, identification of the issuer (or, in some cases, issuers) of the Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to satisfy the diversification requirements.

Assuming that it qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income that is distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If the Fund were to fail to satisfy the income, diversification or distribution requirements described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or did not cure such a failure for any year, or if the Fund otherwise were to fail to qualify as a RIC accorded special tax treatment, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as qualified dividend income in the case of shareholders taxed as individuals, provided in both cases that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for the special tax treatment accorded to RICs under the Code.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If the Fund retains any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. The Fund also intends to distribute annually all or substantially all of its net capital gain and to make appropriate Capital Gain Dividend (as defined below) designations. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who then in turn (i) will be required to include in income for federal income tax purposes, as long-term capital gains, their respective shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. federal income tax returns to the extent the credit exceeds such liabilities. In this event, for federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31 (or a later date if the Fund is eligible to elect and so elects)) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31 (or a later date if the Fund makes the election referred to above), plus (ii) other net ordinary losses attributable to the portion of the taxable year, if any, after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded RICs and avoid a fund-level tax. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryovers (if any) will be set forth in its annual shareholder report for each fiscal year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or a later date, if the Fund makes the election referred to in the second preceding paragraph) plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or a later date, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year. Also for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund generally intends to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

Distributions of investment income are generally taxable as ordinary income to the extent of the Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses, in each case with reference to any capital loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions of the excess of net short-term capital gain over net long-term capital loss will generally be taxable to a shareholder receiving such distributions as ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

Fund distributions are taxable to shareholders as described herein even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares.

Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which distributions are declared rather than the calendar year in which they are received.

“Qualified dividend income” received by an individual will be taxed at the reduced rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC (as defined below). Income derived from investments in derivatives, fixed-income securities and REITs generally is not eligible for treatment as qualified dividend income.

In general, distributions of investment income properly reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividends received by the Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) are eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of the Fund will generally qualify for the 70% dividends-received deduction available to corporations to the extent they are properly reported as being attributable to the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as an eligible dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (less than 91 days during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application of the Code (for example, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock – generally stock acquired with borrowed funds).

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that, for federal tax purposes, is treated as a loan by the Fund, will generally not constitute qualified dividend income to individual shareholders or be eligible for the dividends-received deduction for corporate shareholders.

Section 1411 of the Code generally imposes a 3.8% tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income, other than exempt-interest dividends, and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of Fund shares will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rules if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Fund’s Prospectus for more information.

Foreign Taxation

Income received by the Fund from investments in securities of foreign issuers may be subject to foreign withholding and other taxes. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. The Fund generally does not expect that shareholders will be entitled to claim a credit or deduction with respect to such foreign taxes incurred by the Fund.

Tax Implications of Certain Fund Investments

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. The tax treatment of certain futures contracts that may be entered into by the Fund as well as listed non-equity options that may be written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) will be governed by Section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40” gains or losses) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character, as described below. Also, any Section 1256 Contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 or ordinary gain or loss, as applicable.

The Fund’s investments in futures contracts, forward contracts, options, straddles, swap agreements, and options on swaps and foreign currencies, derivatives, as well as any of its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the mark-to-market, constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income to the Fund, defer losses to the Fund, or cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a fund-level tax.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The Fund’s investments in certain derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and avoid a fund-level tax. If the Fund’s book income exceeds the sum of its taxable income, including net realized capital gains, and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income, if any), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. Gain or loss on foreign currency denominated debt securities and on certain other financial instruments, such as forward currency contracts and currency swaps, that is attributable to fluctuations in exchange rates occurring between the date of acquisition and the date of settlement or disposition of such securities or instruments may be treated under Section 988 of the Code as ordinary income or loss. The Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.

The Fund’s forward contracts may qualify as Section 1256 contracts under the Code if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. However, a forward currency contract that is a Section 1256 contract would, absent an election out of Section 988 of the Code as described in the preceding paragraph, be subject to Section 988. Accordingly, although such a forward currency contract would be marked-to-market annually like other Section 1256 contracts, the resulting gain or loss would be ordinary. If the Fund were to elect out of Section 988 with respect to forward currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 contracts, as described above, would apply to those forward currency contracts: that is, the contracts would be marked-to-market annually and gains and losses with respect to the contracts would be treated as 60/40 gain or loss. If the Fund were to elect out of Section 988 with respect to any of its forward currency contracts that do not qualify as Section 1256 contracts, such contracts will not be marked to market annually and the Fund will recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein. The Fund may elect out of Section 988 with respect to all, some or none of its forward currency contracts.

Investments in Other RICs. If the Fund receives dividends from another investment company that qualifies as a RIC, and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If the Fund receives dividends from another investment company that qualifies as a RIC and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Partnerships and other pass-through structures. To the extent the Fund invests in entities that are treated as partnerships (other than QPTPs, as defined above), trusts, or other pass-through structures for U.S. federal income tax purposes, all or a portion of any income and gains from such entities could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement described above. For example, income that the Fund derives from indirect investments, through such entities, in certain commodity-linked instruments generally will not or may not be considered qualifying income for the purposes of the 90% gross income requirement. In such cases, the Fund’s investments in such entities could be limited by its intention to qualify as a RIC, and could bear on its ability to so qualify. Income from such entities may be allocated to the Fund on a gross, rather than net, basis, for purposes of the 90% gross income requirement.

Investments in Exchange-Traded Notes. The timing and character of income or gains arising from exchange-traded notes can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a RIC and to avoid a fund-level tax.

Certain Investments in REITs, REMICs and TMPs. The Fund may invest in REITs. An investment by the Fund in REIT equity securities may result in the Fund receiving cash in excess of the REIT’s earnings; if the Fund distributes these amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

The Fund may invest directly or indirectly (including through a REIT) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, to the extent the Fund invests in such interests, it may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. See “Tax-Exempt Shareholders” below for a discussion of the special tax consequences that may result where a tax-exempt entity invests in a RIC that recognizes excess inclusion income. The Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs or equity interests in TMPs.

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Certain High-Yield Discount Obligations. A portion of the interest paid or accrued on certain high-yield discount obligations in which the Fund may invest may be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by the Fund to corporate shareholders may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Securities Purchased at a Premium. Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk Securities. The Fund may invest in below investment-grade fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of, or in default, present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Passive Foreign Investment Companies. An equity investment by the Fund in certain passive foreign investment companies (“PFICs”) could potentially subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from a disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may make certain elections to avoid the imposition of that tax. For example, the Fund may elect to mark the gains (and to a limited extent losses) in its holdings in a PFIC “to the market” as though the Fund had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The Fund also may in certain cases elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include in its income annually its share of the PFIC’s income and net capital gains, regardless of whether it receives any distribution from the PFIC.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs generally will not be eligible to be treated as “qualified dividend income.”

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of that RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder may realize UBTI by virtue of its investments in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply when CRTs invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (defined in Section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then the fund will be subject to a tax on the portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT (or other shareholder), and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The backup withholding tax rate is currently 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders

Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “Foreign Person”) generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Foreign Person directly, would not be subject to withholding.

Effective for taxable years of the Fund beginning before January 1, 2014, in general and subject to certain limitations, the Fund is not required to withhold any amounts (i) with respect to distributions attributable to U.S. source interest income of types similar to those that would not be subject to U.S. federal income tax if earned directly by an individual Foreign Person, to the extent such distributions are properly reported by the Fund as “interest-related dividends,” and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the Fund as “short-term capital gain dividends.” It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014, or what the terms of such an extension would be. The Fund is permitted to choose not to report potentially eligible distributions as interest-related or short-term capital gain dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign Persons should contact their intermediaries regarding the application of these rules to their accounts.

If a beneficial holder of Fund shares who or which is a Foreign Person has a trade or business in the United States, and Fund dividends received by such holder are effectively connected with the conduct of such trade or business, the dividends will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of Fund shares who or which is a Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale, redemption or Capital Gain Dividend, and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the Foreign Person’s sale of shares of the Fund or to the Capital Gain Dividend the Foreign Person received (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a Foreign Person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Person, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Person’s current and past ownership of the Fund. On and after January 1, 2014, the special “look-through” rule described above for distributions by the Fund (which treatment applies only if the Fund is either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above) applies only to those distributions that, in turn, are attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund were a USRPHC or, very generally, had been one in the last five years, it would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% shareholder that is a Foreign Person, in which case such Foreign Person generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption. Prior to January 1, 2014, no withholding is generally required with respect to amounts paid in redemption of shares of the Fund if the Fund is a USRPHC that is considered to be “domestically controlled” or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled USRPHCs. This exemption from withholding for redemptions will expire for redemptions made on or after January 1, 2014, unless Congress enacts legislation providing otherwise.

The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of certain of the special exceptions referred to above.

Foreign Persons should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for an exemption from the backup withholding tax described above or a reduced rate of withholding provided by treaty.

Certain Additional Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends (other than exempt-interest dividends), including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Foreign Persons described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends); depending on the nature of the distribution, such withholding would begin as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of such an investment on their particular tax situations.

Dividends, distributions and gains from the sale of Fund shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

PERFORMANCE INFORMATION

Yield and Total Return

The Fund may advertise the yield and total return of each class of its shares. The Fund’s yield and total return will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield and total return and the tax-exempt status of distributions should be considered when comparing the Fund’s yield and total return to yields and total returns published for other investment companies and other investment vehicles. Yield and total return should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields and total returns do not take into account any applicable sales charges or CDSC. Yield and total return may be stated with or without giving effect to any expense limitations in effect for the Fund. For those funds that present yields and total returns reflecting an expense limitation or waiver, the yield would have been lower if no limitation or waiver were in effect. Yields and total returns will generally be higher for Class A shares than for Class C shares, because of the higher levels of expenses borne by the Class C shares. Because of its lower operating expenses, Class Y shares of the Fund can be expected to achieve a higher yield and total return than the same Fund’s Class A and Class C shares.

The Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class’s distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the NAV. If the NAV, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

At any time in the future, yield and total return may be higher or lower than past yields or total return, and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the NAVs per share, will vary just as yield and total return will vary. An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

Benchmark Comparisons

Performance information for a fund with over one calendar year of performance history will be included in the Prospectus (in the section “Risk/Return Bar Chart and Table” in such fund’s Fund Summary), along with the performance of an appropriate benchmark index. Because index comparisons are generally calculated as of the end of each month, index performance information under the “Since Inception,” “Life of Fund” or “Life of Class” headings in the Prospectus for funds with less than ten years of performance history may not be coincident with the inception date of the fund (or class, as applicable). In such instances, index performance is generally presented from the month-end nearest to the inception date of the fund (or class, as applicable).

THIRD-PARTY INFORMATION

This document may contain references to third-party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third-party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

FINANCIAL STATEMENTS

The Fund is newly formed and has not yet issued financial statements.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s—A brief description of the applicable rating symbols of Standard & Poor’s and their meanings (as published by Standard & Poor’s) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (–)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)

A SPUR rating is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example ‘SP-1+/A-1+’).

Active Qualifiers (Currently applied and/or outstanding)

i

This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicates that the rating addresses the interest portion of the obligation only. The ‘i’ suffix will always be used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of ‘AAAp NRi’ indicating that the principal portion is rated ‘AAA’ and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only. The ‘p’ suffix will always be used in conjunction with the ‘i’ suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of ‘AAAp NRi’ indicating that the principal portion is rated ‘AAA’ and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary

Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf

The (sf) suffix is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this suffix to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

The ‘u’ identifier and ‘unsolicited’ designation are unsolicited ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q

A ‘q’ suffix indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Standard & Poor’s Disclaimers

The analyses, including ratings, of Standard & Poor’s and its affiliates (together, Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. Standard & Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Issuer Ratings

Long-Term Issuer Ratings are opinions of the ability of entities to honor long-term senior unsecured financial obligations and contracts. Moody’s expresses Long-Term Issuer Ratings on its long-term global scale.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all long-term ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document. The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a draw down.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Short-Term Issuer Ratings

Short-Term Issuer Ratings are opinions of the ability of entities to honor short-term senior unsecured financial obligations and contracts. Moody’s expresses Short-Term Issuer Ratings on its short-term obligations ratings scale.

Fitch Investor Services, Inc.—A brief description of the applicable rating symbols of Fitch Investor Services, Inc. (“Fitch”) and their meanings (as published by Fitch) follows:

Credit Rating Scales

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Rating Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of rating default rates.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Long-Term Credit Rating Scales

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•	the selective payment default on a specific class or currency of debt;

•	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations of the Issuer Credit Rating Scale

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

Short-Term Ratings

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

Standard Rating Actions

Affirmed*

The rating has been reviewed with no change in rating. Ratings affirmations may also include an affirmation of, or change to an Outlook when an Outlook is used.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary. For servicer ratings, action taken in response to change in financial condition or IDR of servicer where servicer rating is reviewed in that context exclusively, and no rating action has been deemed necessary.

Downgrade*

The rating has been lowered in the scale.

Matured*/Paid-In-Full

a. ‘Matured’ – This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘NR’.

b. ‘Paid-In-Full’ – This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF’.

Publish*

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Rating Watch Maintained*

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On*

The issue or issuer has been placed on active Rating Watch status.

Revision Enhancement

Some form of the credit support affecting the rating opinion has been added or removed.

Revision Implication Watch*

Rating Watch status has changed.

Revision Outlook

Rating Outlook status has changed independent of a full review of the underlying rating.

Upgrade*

The rating has been raised in the scale.

Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD.”

*A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an * in the above definitions.

XT33-0913

Registration Nos. 002-11101

811-00242

NATIXIS FUNDS TRUST II

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)		Articles of Incorporation.

	(1)	The Registrant’s Fourth Amended and Restated Agreement and Declaration of Trust dated June 2, 2005 (the “Agreement and Declaration”) is incorporated by reference to exhibit (a)(1) to post-effective amendment (“PEA”) No. 128 to the initial registration statement (“Registration Statement”) filed on January 30, 2006.

	(2)	Amendment No. 1 dated June 1, 2007 to the Agreement and Declaration is incorporated by reference to exhibit (a)(2) to PEA No. 132 to the Registration Statement filed on January 28, 2008.

	(3)	Memorandum and Articles of Association of ASG Global Alternatives Cayman Fund Ltd. (the “Global Alternatives Commodity Subsidiary”) dated August 11, 2008 is incorporated by reference to exhibit (a)(3) to PEA No. 138 filed on September 29, 2008.

	(4)	Memorandum and Articles of Association of ASG Diversifying Strategies Cayman Fund Ltd. (the “Diversifying Strategies Commodity Subsidiary”) dated July 2, 2009 is incorporated by reference to exhibit (a)(4) to PEA No. 144 filed on July 31, 2009.

	(5)	Memorandum and Articles of Association of ASG Managed Futures Strategy Cayman Fund Ltd. (the “Managed Futures Strategy Commodity Subsidiary”) dated June 24, 2010 is incorporated by reference to exhibit (a)(5) to PEA No. 150 filed on July 29, 2010.

	(6)	Memorandum and Articles of Association of Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd. (the “Multi-Asset Real Return Commodity Subsidiary”) dated August 18, 2010 is incorporated by reference to exhibit (a)(6) to PEA No. 151 filed on September 29, 2010.

(b)		By-Laws.

	(1)	The Registrant’s Amended and Restated By-Laws dated September 23, 2008 (the “By-Laws”) are incorporated by reference to exhibit (b)(1) to PEA No. 140 to the Registration Statement filed on December 1, 2008.

(c)		Instruments Defining Rights of Security Holders.

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(1)	Rights of shareholders as described in Article III, Section 6 and Article V of the Registrant’s Agreement and
Declaration is incorporated by reference to exhibit (c) to PEA No. 128 to the Registration Statement filed on
January 30, 2006.

(d)			Investment Advisory Contracts.

	(1)	(i)	Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Harris Associates Large Cap Value Fund, and NGAM Advisors, L.P. (“NGAM Advisors”) is incorporated by reference to exhibit (d)(1)(i) to PEA No. 114 to the Registration Statement filed on February 27, 2001.

		(ii)	Advisory Agreement dated September 30, 2008 between the Registrant, on behalf of ASG Global Alternatives Fund, and AlphaSimplex Group, LLC (“AlphaSimplex”) is incorporated by reference to exhibit (d)(1)(iii) to PEA No. 140 to the Registration Statement filed on December 1, 2008.

		(iii)	Addendum dated July 1, 2012 to the Advisory Agreement dated September 30, 2008 between the Registrant, on behalf of ASG Global Alternatives Fund, and AlphaSimplex Group, LLC is incorporated by reference to exhibit (d)(1)(iii) to PEA No. 172 to the Registration Statement filed on January 24, 2013.

		(iv)	Advisory Agreement dated October 31, 2008 between the Registrant, on behalf of Vaughan Nelson Value Opportunity Fund, and NGAM Advisors is incorporated by reference to exhibit (d)(1)(iv) to PEA No. 139 to the Registration Statement filed on October 30, 2008.

		(v)	Advisory Agreement dated November 27, 2008 between the Global Alternatives Commodity Subsidiary and AlphaSimplex is incorporated by reference to exhibit (d)(1)(v) to PEA No. 141 to the Registration Statement filed on April 30, 2009.

		(vi)	Advisory Agreement dated July 21, 2009 between the Registrant, on behalf of ASG Diversifying Strategies Fund, and AlphaSimplex is incorporated by reference to exhibit (d)(1)(vi) to PEA No. 144 filed on July 31, 2009.

		(vii)	Advisory Agreement dated July 21, 2009 between the Diversifying Strategies Commodity Subsidiary and AlphaSimplex is incorporated by reference to exhibit (d)(1)(viii) to PEA No. 144 filed on July 31, 2009.

		(viii)	Advisory Agreement dated July 28, 2010 between the Registrant on behalf of ASG Managed Futures Strategy Fund and AlphaSimplex is incorporated by reference to exhibit (d)(1)(vii) to PEA No. 151 filed on September 29, 2010.

		(ix)	Advisory Agreement dated July 28, 2010 between the ASG Managed Futures Strategy Commodity Subsidiary and AlphaSimplex is incorporated by reference to exhibit (d)(1)(viii) to PEA No. 151 filed on September 29, 2010.

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	(x)	Advisory Agreement dated September 30, 2010 between the Registrant on behalf of Loomis Sayles Multi-Asset Real Return Fund and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is incorporated by reference to exhibit (d)(1)(x) to PEA No. 151 filed on September 29, 2010.

	(xi)	Advisory Agreement dated September 30, 2010 between the Multi-Asset Real Return Commodity Subsidiary and Loomis Sayles is incorporated by reference to exhibit (d)(1)(xi) to PEA No. 151 filed on September 29, 2010.

	(xii)	Advisory Agreement dated December 14, 2010 between the Registrant on behalf of Loomis Sayles Strategic Alpha Fund (formerly, the Loomis Sayles Absolute Strategies Fund) and Loomis Sayles is incorporated by reference to exhibit (d)(1)(xii) to PEA No. 153 filed on December 14, 2010.

	(xiii)	Advisory Agreement dated September 16, 2011 between the Registrant on behalf of Loomis Sayles Senior Floating Rate and Fixed Income Fund and Loomis Sayles is incorporated by reference to exhibit (d)(1)(xv) to PEA No. 158 as filed on September 29, 2011.

	(xiv)	Advisory Agreement dated March 28, 2012 between the Registrant on behalf of Loomis Sayles Capital Income Fund and Loomis Sayles is incorporated by reference to exhibit (d)(1)(xv) to PEA No. 162 to the Registration Statement filed on March 30, 2012.

	(xv)	Advisory Agreement dated June 29, 2012 between the Registrant, on behalf of Vaughan Nelson Select Fund and NGAM Advisors is incorporated by reference to exhibit (d)(1)(xvi) to PEA No. 167 filed on June 28, 2012.

	(xvi)	Advisory Agreement dated November 16, 2012 between the Registrant, on behalf of McDonnell Intermediate Municipal Bond Fund and NGAM Advisors is incorporated by reference to exhibit (d)(1)(xvii) to PEA No. 170 to the Registration Statement filed on December 28, 2012.

	(xvii)	Advisory Agreement dated September 30, 2013 between Registrant on behalf of ASG Tactical U.S. Market Fund and AlphaSimplex is filed herewith.

(2)	(i)	Sub-Advisory Agreement dated October 29, 2002 among Registrant, on behalf of Harris Associates Large Cap Value Fund, NGAM Advisors, and Harris Associates L.P. (“Harris Associates”) is incorporated by reference to exhibit (d)(2)(i) to PEA No. 118 to the Registration Statement filed on February 28, 2003.

	(ii)	Amendment No.1 dated July 1, 2005 to Sub-Advisory Agreement dated October 29, 2002 among Registrant, on behalf of Harris Large Cap Value Fund, NGAM Advisors, and Harris Associates is incorporated by reference to exhibit (d)(2)(ii) to PEA No. 128 to the Registration Statement filed on January 30, 2006.

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(iii)	Sub-Advisory Agreement dated September 30, 2008 among Registrant, on behalf of ASG Global Alternatives Fund, AlphaSimplex and Reich & Tang Asset Management, LLC (“Reich & Tang”) is incorporated by reference to exhibit (d)(2)(iii) to PEA No. 140 to the Registration Statement filed on December 1, 2008.

(iv)	Sub-Advisory Agreement dated October 31, 2008 among Registrant on behalf of Vaughan Nelson Value Opportunity Fund, NGAM Advisors and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) is incorporated by reference to exhibit (d)(2)(iv) to PEA No. 139 to the Registration Statement filed on October 30, 2008.

(v)	Sub-Advisory Agreement dated November 27, 2008 among the Global Alternatives Commodity Subsidiary, AlphaSimplex and Reich & Tang is incorporated by reference to exhibit (d)(2)(v) to PEA No. 141 to the Registration Statement filed on April 30, 2009.

(vi)	Sub-Advisory Agreement dated July 24, 2009 among Registrant, on behalf of ASG Diversifying Strategies Fund, AlphaSimplex and Reich & Tang is incorporated by reference to exhibit (d)(2)(vi) to PEA No. 144 filed on July 31, 2009.

(vii)	Sub-Advisory Agreement dated July 24, 2009 among the Diversifying Strategies Commodity Subsidiary, AlphaSimplex and Reich & Tang is incorporated by reference to exhibit (d)(2)(vii) to PEA No. 144 filed on July 31, 2009.

(viii)	Sub-Advisory Agreement dated July 28, 2010 among Registrant, on behalf of ASG Managed Futures Strategy Fund, AlphaSimplex and Reich & Tang is incorporated by reference to exhibit (d)(2)(viii) to PEA No. 151 filed on September 29, 2010.

(ix)	Sub-Advisory Agreement dated June 29, 2012 among Registrant, on behalf of Vaughan Nelson Select Fund, NGAM Advisors and Vaughan Nelson is incorporated by reference to exhibit (d)(2)(xi) to PEA No. 167 filed on June 28, 2012.

(x)	Sub-Advisory Agreement dated January 1, 2013 among the Registrant, on behalf of McDonnell Intermediate Municipal Bond Fund, NGAM Advisors and McDonnell Investment Management, LLC is incorporated by reference to exhibit (d)(2)(xiii) to PEA No. 170 to the Registration Statement filed on December 28, 2012.

(xi)	Sub-Advisory Agreement dated September 30, 2013 among the Registrant, on behalf of ASG Tactical U.S. Market Fund, AlphaSimplex and Reich & Tang is filed herewith.

(xii)	Sub-Advisory Agreement dated September 30, 2013 among the Registrant, on behalf of ASG Tactical U.S. Market Fund, AlphaSimplex and NGAM Advisors is filed herewith.

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(e)		Underwriting Contracts.

	(1)	Distribution Agreement dated March 3, 2003 between Registrant, on behalf of Harris Associates Large Cap Value Fund, and NGAM Distribution, L.P. (“NGAM Distribution”) is incorporated by reference to exhibit (e)(1) to PEA No. 119 to the Registration Statement filed on April 29, 2003.

	(2)	Distribution Agreement dated September 30, 2008 between Registrant, on behalf of ASG Global Alternatives Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(4) to PEA No. 140 to the Registration Statement filed on December 1, 2008.

	(3)	Distribution Agreement dated October 31, 2008 between Registrant, on behalf of Vaughan Nelson Value Opportunity Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(5) to PEA No. 139 to the Registration Statement filed on October 30, 2008.

	(4)	Distribution Agreement dated July 27, 2009 between Registrant, on behalf of ASG Diversifying Strategies Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(5) to PEA No. 144 filed on July 31, 2009.

	(5)	Distribution Agreement dated July 28, 2010 between Registrant, on behalf of ASG Managed Futures Strategy Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(5) to PEA No. 151 filed on September 29, 2010.

	(6)	Distribution Agreement dated September 21, 2010 between Registrant, on behalf of Loomis Sayles Multi-Asset Real Return Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(7) to PEA No. 151 filed on September 29, 2010.

	(7)	Distribution Agreement dated December 14, 2010 between Registrant, on behalf of Loomis Sayles Strategic Alpha Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(8) to PEA No. 153 filed on December 14, 2010.

	(8)	Distribution Agreement dated September 30, 2011 between Registrant, on behalf of Loomis Sayles Senior Floating Rate and Fixed Income Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(10) to PEA No. 158 filed on September 29, 2011.

	(9)	Distribution Agreement dated March 28, 2012 between Registrant, on behalf of Loomis Sayles Capital Income Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(10) to PEA No. 162 to the Registration Statement filed on March 30, 2012.

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	(10)	Distribution Agreement dated June 29, 2012 between Registrant, on behalf of Vaughan Nelson Select Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(11) to PEA No. 167 filed on June 28, 2012.

	(11)	Distribution Agreement dated December 31, 2012 between Registrant, on behalf of McDonnell Intermediate Municipal Bond Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(12) to PEA No. 170 to the Registration Statement filed on December 28, 2012.

	(12)	Distribution Agreement dated September 30, 2013 between Registrant, on behalf of ASG Tactical U.S. Market Fund, and NGAM Distribution is filed herewith.

	(13)	Form of Dealer Agreement used by NGAM Distribution is filed herewith.

(f)		Bonus or Profit Sharing Contracts.

Not applicable.

(g)		Custodian Agreements.

	(1)	Custodian Contract dated September 1, 2005 among Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and State Street Bank and Trust Company (“State Street”) is incorporated by reference to exhibit (g)(1) to PEA No. 128 to the Registration Statement filed on January 30, 2006.

	(2)	Amendment No. 1 dated September 15, 2006 to Master Custody Agreement dated September 1, 2005 among the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and State Street is incorporated by reference to exhibit (g)(2) to PEA No. 130 filed on January 26, 2007.

	(3)	Custody Services Agreement dated November 27, 2008 between the Global Alternatives Commodity Subsidiary and State Street is incorporated by reference to exhibit (g)(3) to PEA No. 141 to the Registration Statement filed on April 30, 2009.

	(4)	Custody Services Agreement dated July 27, 2009 between the Diversifying Strategies Commodity Subsidiary and State Street is incorporated by reference to exhibit (g)(4) to PEA No. 144 filed on July 31, 2009.

	(5)	Custody Services Agreement dated July 28, 2010 between the Managed Futures Strategy Commodity Subsidiary and State Street is incorporated by reference to exhibit (g)(5) to PEA No. 151 filed on September 29, 2010.

	(6)	Custody Services Agreement dated September 30, 2010 between the Multi-Asset Real Return Commodity Subsidiary and State Street is incorporated by reference to exhibit (g)(6) to PEA No. 151 filed on September 29, 2010.

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(h)			Other Material Contracts.

	(1)	(i)	Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and Boston Financial Data Services, Inc. (“Boston Financial”) is incorporated by reference to exhibit (h)(1)(i) to PEA No. 128 to the Registration Statement filed on January 30, 2006.

		(ii)	Amendment dated October 1, 2008 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Hansberger International Series, Gateway Trust and Boston Financial is incorporated by reference to exhibit (h)(1)(iii) to PEA No. 139 to the Registration Statement filed on October 30, 2008.

		(iii)	Amendment dated October 1, 2011 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust, Hansberger International Series and Boston Financial is incorporated by reference to exhibit (h)(1)(vi) to PEA No. 161 to the Registration Statement filed on February 17, 2012.

		(iv)	Revised Appendix A dated March 30, 2012 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust, Hansberger International Series and Boston Financial is incorporated by reference to exhibit (h)(1)(v) to PEA No. 162 to the Registration Statement filed on March 30, 2012.

		(v)	Amendment dated February 21, 2012 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust, Hansberger International Series and Boston Financial is incorporated by reference to exhibit (h)(1)(v) to PEA No. 163 to the Registration Statement filed on April 13, 2012.

	(2)	(i)	Administrative Services Agreement dated January 3, 2005 between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and NGAM Advisors is incorporated by reference to exhibit (h)(2) to PEA No. 125 to the Registration Statement filed on January 28, 2005.

		(ii)	First Amendment dated November 1, 2005 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(ii) to PEA No. 128 to the Registration Statement filed on January 30, 2006.

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(iii)	Second Amendment dated January 1, 2006 to Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(iii) to PEA No. 128 to the Registration Statement filed on January 30, 2006.

(iv)	Third Amendment dated July 1, 2007 to Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(iv) to PEA No. 132 to the Registration Statement filed on January 28, 2008.

(v)	Fourth Amendment dated September 17, 2007 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(v) to PEA No. 132 to the Registration Statement filed on January 28, 2008.

(vi)	Fifth Amendment dated February 1, 2008 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(vi) to PEA No. 132 to the Registration Statement filed on January 28, 2008.

(vii)	Sixth Amendment dated February 19, 2008 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(vii) to PEA No. 134 to the Registration Statement filed on April 29, 2008.

(viii)	Seventh Amendment dated July 1, 2008 to the Administrative Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(viii) to PEA No. 138 to the Registration Statement filed on September 29, 2008.

(ix)	Eighth Amendment dated September 29, 2008 to the Administrative Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(ix) to PEA No. 138 to the Registration Statement filed on September 29, 2008.

(x)	Ninth Amendment dated October 31, 2008 to the Administrative Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(x) to PEA No. 139 to the Registration Statement filed on October 30, 2008.

(xi)	Tenth Amendment dated January 9, 2009 to the Administrative Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xi) to PEA No. 141 to the Registration Statement filed on April 30, 2009.

(xii)	Eleventh Amendment dated July 27, 2009 to the Administrative Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xii) to PEA No. 144 filed on July 31, 2009.

(xiii)	Twelfth Amendment dated February 25, 2010 to the Administrative Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xiii) to PEA No. 146 filed on March 1, 2010.

8

(xiv)	Thirteenth Amendment dated July 1, 2010 to the Administrative Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xiv) to PEA No. 150 filed on July 29, 2010.

(xv)	Fourteenth Amendment dated September 21, 2010 to the Administrative Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xv) to PEA No. 151 filed on September 29, 2010.

(xvi)	Fifteenth Amendment dated December 14, 2010 to the Administrative Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xvi) to PEA No. 153 filed on December 14, 2010.

(xvii)	Sixteenth Amendment dated July 1, 2011 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xvii) to PEA No. 157 filed on July 15, 2011.

(xviii)	Seventeenth Amendment dated September 16, 2011 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xviii) to PEA No. 160 filed on September 29, 2011.

(xix)	Eighteenth Amendment dated March 28, 2012 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xix) to PEA No. 162 filed on March 30, 2012.

(xx)	Nineteenth Amendment dated June 29, 2012 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xx) to PEA No. 167 filed on June 28, 2012.

(xxi)	Twentieth Amendment dated November 16, 2012 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xxi) to PEA No. 170 to the Registration Statement filed on December 28, 2012.

(xxii)	Administrative Services Agreement dated November 27, 2008 between the Global Alternatives Commodity Subsidiary and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xii) to PEA No. 141 filed on April 30, 2009.

(xxiii)	Sub-Administrative Services Agreement dated January 28, 2009 among the Global Alternatives Commodity Subsidiary, State Street and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xiii) to PEA No. 141 filed on April 30, 2009.

(xxiv)	Administrative Services Agreement dated July 27, 2009 between the Diversifying Strategies Commodity Subsidiary and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xv) to PEA No. 144 filed on July 31, 2009.

9

	(xxv)	Sub-Administrative Services Agreement dated July 27, 2009 among the Diversifying Strategies Commodity Subsidiary, State Street and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xvi) to PEA No. 144 filed on July 31, 2009.

	(xxvi)	Administrative Services Agreement dated July 28, 2010 between the Managed Futures Strategy Commodity Subsidiary and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xx) to PEA No. 151 filed on September 29, 2010.

	(xxvii)	Sub-Administrative Services Agreement dated July 28, 2010 among the Managed Futures Strategy Commodity Subsidiary, State Street and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xxi) to PEA No. 151 filed on September 29, 2010.

	(xxviii)	Administrative Services Agreement dated September 30, 2010 between the Multi-Asset Real Return Commodity Subsidiary and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xxii) to PEA No. 151 filed on September 29, 2010.

	(xxix)	Sub-Administrative Services Agreement dated September 30, 2010 among the Multi-Asset Real Return Commodity Subsidiary, State Street and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xxiii) to PEA No. 151 filed on September 29, 2010.

(3)	(i)	Securities Lending Authorization Agreement dated September 1, 2005 among the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and State Street is incorporated by reference to exhibit (h)(3)(i) to PEA No. 128 to the Registration Statement filed on January 30, 2006.

	(ii)	First Amendment dated December 20, 2005 to the Securities Lending Authorization Agreement dated September 1, 2005 with State Street is incorporated by reference to exhibit (h)(3)(ii) to PEA No. 140 to the Registration Statement filed on December 1, 2008.

	(iii)	Second Amendment dated February 29, 2008 to the Securities Lending Authorization Agreement dated September 1, 2005 with State Street is incorporated by reference to exhibit (h)(3)(iii) to PEA No. 140 to the Registration Statement filed on December 1, 2008.

	(iv)	Third Amendment dated January 1, 2011 to Securities Lending Authorization Agreement dated September 1, 2005 with State Street is incorporated by reference to exhibit (h)(3)(iv) to PEA No. 155 to the Registration Statement filed on May 2, 2011.

(4)		AlphaSimplex Fee Waiver/Expense Reimbursement Undertaking dated April 30, 2013 between AlphaSimplex and the Registrant, on behalf of ASG Diversifying Strategies Fund, ASG Global Alternatives Fund, ASG Managed Futures Strategy Fund and AlphaSimplex is incorporated by reference to exhibit (h)(4) to PEA No. 176 to the Registration Statement filed on April 29, 2013.

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	(5)	NGAM Advisors Fee Waiver/Expense Reimbursement Undertakings dated April 30, 2013 between NGAM Advisors and the Registrant, on behalf of Harris Associates Large Cap Value Fund and Vaughan Nelson Value Opportunity Fund is incorporated by reference to exhibit (h)(5) to PEA No. 176 to the Registration Statement filed on April 29, 2013.

	(6)	Loomis Sayles Fee Waiver/Expense Reimbursement Undertaking dated April 30, 2013 between Loomis Sayles and the Registrant, on behalf of Loomis Sayles Strategic Alpha Fund, Loomis Sayles Multi-Asset Real Return Fund and Loomis Sayles is incorporated by reference to exhibit (h)(6) to PEA No. 176 to the Registration Statement filed on April 29, 2013.

	(7)	Loomis Sayles Fee Waiver/Expense Reimbursement Undertaking dated March 31, 2013 between Loomis Sayles and the Registrant, on behalf of Loomis Sayles Capital Income Fund and Loomis Sayles Senior Floating Rate and Fixed Income Fund is incorporated by reference to exhibit (h)(8) to PEA No. 174 to the Registration Statement filed on March 28, 2013.

	(8)	Reliance Agreement for Exchange Privileges dated June 30, 2009 by and among Natixis Funds Trust I, Natixis Funds Trust IV, Gateway Trust, Hansberger International Series, Loomis Sayles Funds I, Loomis Sayles Funds II and the Registrant is incorporated by reference to exhibit (h)(7) to PEA No. 146 filed on March 1, 2010.

	(9)	NGAM Advisors Fee Waiver/Expense Reimbursement Undertaking dated June 29, 2012 between NGAM Advisors and the Registrant, on behalf of Vaughan Nelson Select Fund is incorporated by reference to exhibit (h)(11) to PEA No. 167 filed on June 28, 2012.

	(10)	NGAM Advisors Fee Waiver/Expense Reimbursement Undertaking dated December 31, 2012 between NGAM Advisors and the Registrant, on behalf of McDonnell Intermediate Municipal Bond Fund is incorporated by reference to exhibit (h)(12) to PEA No. 170 to the Registration Statement filed on December 28, 2012.

	(11)	AlphaSimplex Fee Waiver/Expense Reimbursement Undertaking dated September 30, 2013 between AlphaSimplex and the Registrant, on behalf of ASG Tactical U.S. Market Fund and AlphaSimplex is filed herewith.

(i)		Legal Opinion.

	(1)	Opinion and Consent of Counsel dated January 3, 1989 with respect to the Registrant’s Harris Associates Large Cap Value Fund and Loomis Sayles Massachusetts Tax Free Income Fund is incorporated by reference to exhibit 10(a) to PEA No. 106 filed on April 18, 1997.

	(2)	Opinion and Consent of Counsel dated September 10, 1993 with respect to offering multiple classes of shares for all series of the Registrant is incorporated by reference to exhibit 10(d) to PEA No. 106 filed on April 18, 1997.

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(j)			Other Opinions.

Not applicable.

(k)			Omitted Financial Statements.

Not applicable.

(l)			Initial Capital Agreements.

Not applicable.

(m)			Rule 12b-1 Plan.

	(1)	(a)	Rule 12b-1 Plan for Class A shares of Harris Associates Large Cap Value Fund is incorporated by reference to exhibit (m)(1)(a) to PEA No. 115 to the Registration Statement filed on April 30, 2001.

		(b)	Rule 12b-1 Plan for Class B shares of Harris Associates Large Cap Value Fund is incorporated by reference to exhibit (m)(1)(b) to PEA No. 119 to the Registration Statement filed on April 29, 2003.

		(c)	Rule 12b-1 Plan for Class C shares of Harris Associates Large Cap Value Fund is incorporated by reference to exhibit (m)(1)(c) to PEA No. 115 to the Registration Statement filed on April 30, 2001.

	(2)	(a)	Rule 12b-1 Plan for Class A shares of ASG Global Alternatives Fund is incorporated by reference to exhibit (m)(3)(a) to PEA No. 138 to the Registration Statement filed on September 29, 2008.

		(b)	Rule 12b-1 Plan for Class C shares of ASG Global Alternatives Fund is incorporated by reference to exhibit (m)(3)(b) to PEA No. 138 to the Registration Statement filed on September 29, 2008.

	(3)	(a)	Rule 12b-1 Plan for Class A shares of Vaughan Nelson Value Opportunity Fund is incorporated by reference to exhibit (m)(4)(a) to PEA No. 139 to the Registration Statement filed on October 30, 2008.

		(b)	Rule 12b-1 Plan for Class C shares of Vaughan Nelson Value Opportunity Fund is incorporated by reference to exhibit (m)(4)(b) to PEA No. 139 to the Registration Statement filed on October 30, 2008.

	(4)	(a)	Rule 12b-1 Plan for Class A shares of ASG Diversifying Strategies Fund is incorporated by reference to exhibit (m)(5)(a) to PEA No. 144 filed on July 31, 2009.

		(b)	Rule 12b-1 Plan for Class C shares of ASG Diversifying Strategies Fund is incorporated by reference to exhibit (m)(5)(b) to PEA No. 144 filed on July 31, 2009.

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(5)	(a)	Rule 12b-1 Plan for Class A shares of ASG Managed Futures Strategy Fund is incorporated by reference to exhibit (m)(5)(a) to PEA No. 150 filed on July 29, 2010.

	(b)	Rule 12b-1 Plan for Class C shares of ASG Managed Futures Strategy Fund is incorporated by reference to exhibit (m)(5)(b) to PEA No. 150 filed on July 29, 2010.

(6)	(a)	Rule 12b-1 Plan for Class A shares of Loomis Sayles Multi-Asset Real Return Fund is incorporated by reference to exhibit (m)(7)(a) to PEA No. 151 filed on September 29, 2010.

	(b)	Rule 12b-1 Plan for Class C shares of Loomis Sayles Multi-Asset Real Return Fund is incorporated by reference to exhibit (m)(7)(b) to PEA No. 151 filed on September 29, 2010.

(7)	(a)	Rule 12b-1 Plan for Class A shares of Loomis Sayles Strategic Alpha Fund is incorporated by reference to exhibit (m)(8)(a) to PEA No. 153 filed on December 14, 2010.

	(b)	Rule 12b-1 Plan for Class C shares of Loomis Sayles Strategic Alpha Fund is incorporated by reference to exhibit (m)(8)(b) to PEA No. 153 filed on December 14, 2010.

(8)	(a)	Rule 12b-1 Plan for Class A shares of Loomis Sayles Senior Floating Rate and Fixed Income Fund is incorporated by reference to exhibit (m)(10)(a) to PEA No. 158 filed on September 29, 2011.

	(b)	Rule 12b-1 Plan for Class C shares of Loomis Sayles Senior Floating Rate and Fixed Income Fund is incorporated by reference to exhibit (m)(10)(b) to PEA No. 158 filed on September 29, 2011.

(9)	(a)	Rule 12b-1 Plan for Class A shares of Loomis Sayles Capital Income Fund is incorporated by reference to exhibit (m)(10)(a) to PEA No. 162 filed on March 30, 2012.

	(b)	Rule 12b-1 Plan for Class C shares of Loomis Sayles Capital Income Fund is incorporated by reference to exhibit (m)(10)(b) to PEA No. 162 filed on March 30, 2012.

(10)	(a)	Rule 12b-1 Plan for Class A shares of Vaughan Nelson Select Fund is incorporated by reference to exhibit (m)(11)(a) to PEA No. 167 filed on June 28, 2012.

	(b)	Rule 12b-1 Plan for Class C shares of Vaughan Nelson Select Fund is incorporated by reference to exhibit (m)(11)(b) to PEA No. 167 filed on June 28, 2012.

(11)	(a)	Rule 12b-1 Plan for Class A shares of McDonnell Intermediate Municipal Bond Fund is incorporated by reference to exhibit (m)(12)(a) to PEA No. 170 to the Registration Statement filed on December 28, 2012.

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		(b)	Rule 12b-1 Plan for Class C shares of McDonnell Intermediate Municipal Bond Fund is incorporated by reference to exhibit (m)(12)(b) to PEA No. 170 to the Registration Statement filed on December 28, 2012.

	(12)	(a)	Rule 12b-1 Plan for Class A shares of ASG Tactical U.S. Market Fund is filed herewith.

		(b)	Rule 12b-1 Plan for Class C shares of ASG Tactical U.S. Market Fund is filed herewith.

(n)			Rule 18f-3 Plan.

Registrant’s Amended and Restated Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 (the “1940 Act”) effective November 16, 2012 is incorporated by reference to exhibit (n) to PEA No. 170 to the Registration Statement filed on December 28, 2012.

(p)			Code of Ethics.

	(1)		Code of Ethics dated September 14, 2007 for Registrant is incorporated by reference to exhibit (p)(1) to PEA No. 132 to the Registration Statement filed on January 28, 2008.

	(2)		Code of Ethics dated October 1, 2007 as amended January 1, 2010 for NGAM Advisors and NGAM Distribution is incorporated by reference to exhibit (p)(2) to PEA No. 147 to the Registration Statement filed on April 30, 2010.

	(3)		Code of Ethics dated September 30, 2005 as amended April 8, 2013 of Harris Associates is filed herewith.

	(4)		Code of Ethics revised as of July 30, 2010 for AlphaSimplex is incorporated by reference to exhibit (p)(4) to PEA No. 155 filed on May 2, 2011.

	(5)		Code of Ethics dated February 1, 2008 as amended September 2012 for Reich & Tang is incorporated by reference to exhibit (p)(5) to PEA No. 174 filed on March 28, 2013.

	(6)		Code of Ethics dated May 20, 2008 as amended November 1, 2010 of Vaughan Nelson is incorporated by reference to exhibit (p)(6) to PEA No. 155 filed on May 2, 2011.

	(7)		Code of Ethics dated January 14, 2000 as amended November 27, 2012 for Loomis Sayles is incorporated by reference to exhibit (p)(8) to PEA No. 174 filed on March 28, 2013.

	(8)		Code of Ethics dated June 1, 2011 as amended June 24, 2013 for McDonnell is filed herewith.

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(q)		Powers of Attorney.

	(1)	Powers of Attorney for Daniel M. Cain, John T. Hailer, Robert Blanding and Sandra O. Moose dated October 18, 2004 designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for each Trustee are incorporated by reference to exhibit (q) to PEA No. 124 to the Registration Statement filed on December 2, 2004.

	(2)	Power of Attorney for Cynthia L. Walker dated June 2, 2005 designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for each Trustee is incorporated by reference to exhibit (q)(2) to PEA No. 128 to the Registration Statement filed on January 30, 2006.

	(3)	Power of Attorney for Kenneth A. Drucker dated June 17, 2008 is incorporated by reference to exhibit (q)(4) to PEA No. 136 to the registration Statement filed on July 17, 2008.

	(4)	Power of Attorney for Wendell J. Knox dated June 4, 2009 is incorporated by reference to exhibit (q)(4) to PEA No. 143 to the Registration Statement filed on July 15, 2009.

	(5)	Power of Attorney for Erik Sirri dated November 19, 2009 is incorporated by reference to exhibit (q)(5) to PEA No. 146 to the Registration Statement filed on March 1, 2010.

	(6)	Power of Attorney for Peter Smail dated November 24, 2009 is incorporated by reference to exhibit (q)(6) to PEA No. 146 to the Registration Statement filed on March 1, 2010.

	(7)	Power of Attorney for Charles D. Baker dated December 20, 2010, effective January 1, 2011, is incorporated by reference to exhibit (q)(7) to PEA No. 154 filed on February 25, 2011.

	(8)	Power of Attorney for David L. Giunta dated January 3, 2011, effective January 1, 2011, is incorporated by reference to exhibit (q)(8) to PEA No. 154 filed on February 25, 2011.

	(9)	Power of Attorney for Martin T. Meehan dated July 1, 2012, is incorporated by reference to exhibit (q)(9) to PEA No. 169 to the registration Statement filed on October 17, 2012.

	(10)	Power of Attorney for Edmond J. English dated December 28, 2012, is incorporated by reference to exhibit (1) to PEA No. 171 to the registration Statement filed on January 18, 2013.

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Item 29. Persons Controlled by or under Common Control with the Registrant.

The Registrant is not aware of any person controlled or under common control with any of its series. As of September 3, 2013, the persons listed below owned 25% or more of the outstanding voting securities of one or more series of the Registrant and thus may be deemed to “control” the series within the meaning of Section 2(a)(9) of the 1940 Act:

Fund	Shareholder and Address	Percentage of shares held
ASG Diversifying Strategies Fund	Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	29.97%
ASG Global Alternatives Fund	Wells Fargo Bank NA Minneapolis, MN 55480-1533	33.58%
ASG Managed Futures Strategy Fund	Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	37.26%
Loomis Sayles Capital Income Fund	Natixis Global Asset Management, L.P. Boston, MA 02116-3368	34.25%
Loomis Sayles Multi-Asset Real Return Fund	Natixis Global Asset Management, L.P. Boston, MA 02116-3368	74.49%
McDonnell International Municipal Bond Fund	Natixis Global Asset Management, L.P. Boston, MA 02116-3368	95.49%
Vaughan Nelson Select Fund	Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	42.15%
Vaughan Nelson Value Opportunity Fund	Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	26.23%

Item 30. Indemnification.

Under Article 5 of the Registrant’s By-laws, any past or present Trustee or officer of the Registrant (hereinafter referred to as a “Covered Person”) shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined that such Covered Person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. This description is modified in its entirety by the provision of Article 5 of the Registrant’s By-laws incorporated by reference to exhibit (b)(1) to PEA No. 140 to the Registration Statement filed on December 1, 2008.

The Distribution Agreements, the Custodian Agreement, the Transfer Agency and Service Agreement and the Administrative Services Agreement (the “Agreements”) contained herein and in various post-effective amendments and incorporated herein by reference, provide for indemnification. The general effect of these provisions is to indemnify entities contracting with the Registrant against liability and expenses in certain circumstances. This description is modified in its entirety by the provisions of the Agreements as contained in this Registration Statement and incorporated herein by reference.

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Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant in conjunction with Natixis Global Asset Management, L.P. and its affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.

Item 31. Business and Other Connections of Investment Adviser.

(a)	NGAM Advisors, a wholly-owned subsidiary of Natixis Global Asset Management, L.P., serves as investment adviser to Harris Associates Large Cap Value Fund, McDonnell Intermediate Municipal Bond Fund, Vaughan Nelson Value Opportunity Fund and Vaughan Nelson Select Fund and subadviser to ASG Tactical U.S. Market Fund. NGAM Advisors was organized in 1995.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of NGAM Advisors during the past two years is incorporated by reference to schedules A, C and D of Form ADV filed by NGAM Advisors pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”) (SEC file No. 801-48408; IARD/CRD No. 106800).

(b)	Harris Associates serves as a subadviser to the Registrant’s Harris Associates Large Cap Value Fund. Harris Associates serves as investment adviser to mutual funds, individuals, trusts, retirement plans, endowments and foundations, and manages several private partnerships, and is a registered commodity trading adviser and commodity pool operator.

The list required by this Item 31 regarding any other business, profession or employment of a substantial nature engaged in by officers and partners of Harris Associates during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Harris Associates pursuant to the Advisers Act (SEC File No. 801-50333; IARD/CRD No. 106960).

17

(c)	Reich & Tang, a subsidiary of Natixis Global Asset Management, L.P., serves as the subadviser to ASG Diversifying Strategies Fund, ASG Global Alternatives Fund, ASG Managed Futures Strategy Fund and ASG Tactical U.S. Market Fund and currently is manager or subadviser of 13 registered investment companies, of which it acts as administrator for 10, and advises pension trusts, profit sharing trusts and endowments.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Reich & Tang during the past two years is incorporated herein by reference to schedules A, B and D of Form ADV filed by Reich & Tang pursuant to the Advisers Act (SEC file No. 801-47230, IARD/CRD No. 106186).

(d)	AlphaSimplex, a subsidiary of Natixis Global Asset Management, L.P., serves as the investment adviser to ASG Diversifying Strategies Fund, ASG Global Alternatives Fund, ASG Managed Futures Strategy Fund and ASG Tactical U.S. Market Fund and currently is manager or subadviser of additional registered investment companies and privately-offered funds.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of AlphaSimplex during the past two years is incorporated herein by reference to schedules A, B and D of Form ADV filed by AlphaSimplex pursuant to the Advisers Act (SEC file No. 801-62448, IARD/CRD No. 128356).

(e)	Vaughan Nelson, a subsidiary of Natixis Global Asset Management, L.P., serves as subadviser to the Registrant’s Vaughan Nelson Value Opportunity Fund and Vaughan Nelson Select Fund and provides investment advice to a number of other registered investment companies and to other organizations and individuals.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Vaughan Nelson during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Vaughan Nelson pursuant to the Advisers Act (SEC file No. 801-51795, IARD/CRD No. 106975).

(f)	Loomis Sayles, a subsidiary of Natixis Global Asset Management, L.P., serves as adviser to the Registrant’s Loomis Sayles Capital Income Fund, Loomis Sayles Multi-Asset Real Return Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Loomis Sayles Strategic Alpha Fund and provides investment advice to a number of other registered investment companies and to other organizations and individuals.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Loomis Sayles during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Loomis Sayles pursuant to the Advisers Act (SEC file No. 801-170; IARD/CRD No. 105377).

(g)	McDonnell serves as subadviser to the Registrant’s McDonnell Intermediate Municipal Bond Fund and provides investment advice to a number of other registered investment companies and to other organizations and individuals.

18

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of McDonnell during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by McDonnell pursuant to the Advisers Act (SEC file No. 801-60399; IARD/CRD No. 113878).

Item 32. Principal Underwriters.

(a)	NGAM Distribution, L.P., the Registrant’s principal underwriter, also serves as principal underwriter for:

Natixis Funds Trust I

Natixis Funds Trust IV

Loomis Sayles Funds I

Loomis Sayles Funds II

Hansberger International Series

Gateway Trust

(b)	The general partner and officers of the Registrant’s principal underwriter, NGAM Distribution, L.P., and their addresses are as follows:

Name	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant

NGAM Distribution Corporation	General Partner	None

David L. Giunta	President and Chief Executive Officer	President and Chief Executive Officer

Coleen Downs Dinneen	Executive Vice President, General Counsel, Secretary and Clerk	Secretary, Clerk and Chief Legal Officer

Russell Kane	Senior Vice President, Deputy General Counsel, Assistant Secretary, Assistant Clerk and Chief Compliance Officer for Mutual Funds	Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary

Michael Kardok	Senior Vice President	Treasurer, Principal Financial and Accounting Officer

Beatriz Pina Smith	Executive Vice President, Treasurer and Chief Financial Officer	None

Anthony Loureiro	Senior Vice President, Chief Compliance Officer-Broker/Dealer and Anti-Money Laundering Compliance Officer	None

Marilyn Rosh	Senior Vice President and Controller	None

19

Name	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant

Josh Bogen	Executive Vice President	None

Matthew Coldren	Executive Vice President	None

Mark Doyle	Executive Vice President	None

Ed Farrington	Executive Vice President	None

Robert Hussey	Executive Vice President	None

Dan Santaniello	Executive Vice President	None

Sharon Wratchford	Executive Vice President	None

Paul Anderson	Senior Vice President	None

John Bearce	Senior Vice President	None

William Butcher	Senior Vice President	None

Spiro Christopulos	Senior Vice President	None

Claudine Ciccia	Senior Vice President	None

James Cove	Senior Vice President	None

Joe Duffey	Senior Vice President	None

Dineen Dusablon	Senior Vice President	None

Tracy Fagan	Senior Vice President	None

Kevin Finney	Senior Vice President	None

Tracey Flaherty	Senior Vice President	None

Alaina Giampapa	Senior Vice President	None

David Goodsell	Senior Vice President	None

Marina Gross	Senior Vice President	None

Dana Hartwell	Senior Vice President	None

Tom Huddleston	Senior Vice President	None

Sean Kane	Senior Vice President	None

20

Name	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant

Jeff Keselman	Senior Vice President	None

David Lafferty	Senior Vice President	None

Ted LeClair	Senior Vice President	None

Rosa Licea-Mailloux	Senior Vice President	None

Dan Lynch	Senior Vice President	None

Cyndi Lyons	Senior Vice President	None

Robert Lyons	Senior Vice President	None

Ian MacDuff	Senior Vice President	None

Timothy Maher	Senior Vice President	None

Meghan Marquez	Senior Vice President	None

Marla McDougall	Senior Vice President	None

Shylaja Nathan	Senior Vice President	None

Peter Olson	Senior Vice President	None

Maureen O’Neill	Senior Vice President	None

Stacie Paoletti	Senior Vice President	None

Daniel Price	Senior Vice President	None

Elizabeth Puls-Burns	Senior Vice President	None

David Vallon	Senior Vice President	None

Laura Verville	Senior Vice President	None

Leslie Walstrom	Senior Vice President	None

Susannah Wardly	Senior Vice President	None

The principal business address of all the above persons or entities is 399 Boylston Street, Boston, MA 02116.

(c)	Not applicable.

21

Item 33. Location of Accounts and Records

The following companies, in the aggregate, maintain possession of the documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder:

(a)		For all series of Registrant:

	(i)	Natixis Funds Trust II
399 Boylston Street
Boston, Massachusetts 02116

	(ii)	NGAM Distribution, L.P.
399 Boylston Street
Boston, Massachusetts 02116

	(iii)	NGAM Advisors, L.P.
399 Boylston Street
Boston, Massachusetts 02116

	(iv)	State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

	(v)	Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

(b)		For the series of the Registrant managed by Harris Associates:
Harris Associates L.P.
Two North LaSalle Street, Suite 500
Chicago, Illinois 60602

(c)		For the series of the Registrant managed by Reich & Tang: Reich & Tang Asset Management, LLC 1411 Broadway, 28th Floor New York, New York 10018-3450

(d)		For the series of the Registrant managed by AlphaSimplex: AlphaSimplex Group, LLC One Cambridge Center Cambridge, Massachusetts 02142

(e)		For the series of the Registrant managed by Vaughan Nelson: Vaughan Nelson Investment Management, L.P. 600 Travis Street, Suite 6300 Houston, Texas 77002

(f)		For the series of the Registrant managed by Loomis Sayles: Loomis, Sayles & Company, L.P. One Financial Center Boston, Massachusetts 02111

22

(g)	For the series of the Registrant managed by McDonnell: McDonnell Investment Management, LLC 1515 West 22nd Street Oak Brook, Illinois 60523

Item 34. Management Services.

None.

Item 35. Undertakings.

The Registrant undertakes to provide the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

23

NATIXIS FUNDS TRUST II

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 179 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 26th day of September, 2013.

NATIXIS FUNDS TRUST II

By:	/s/ David L. Giunta
David L. Giunta
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David L. Giunta David L. Giunta	President, Chief Executive Officer and Trustee	September 26, 2013

/s/ Michael C. Kardok Michael C. Kardok	Treasurer	September 26, 2013

Charles D. Baker* Charles D. Baker	Trustee	September 26, 2013

Robert J. Blanding* Robert J. Blanding	Trustee	September 26, 2013

Daniel M. Cain* Daniel M. Cain	Trustee	September 26, 2013

Kenneth A. Drucker* Kenneth A. Drucker	Trustee	September 26, 2013

Edmond J. English* Edmond J. English	Trustee	September 26, 2013

John T. Hailer* John T. Hailer	Trustee	September 26, 2013

Wendell J. Knox* Wendell J. Knox	Trustee	September 26, 2013

Martin T. Meehan* Martin T. Meehan	Trustee	September 26, 2013

Sandra O. Moose* Sandra O. Moose	Trustee, Chairperson of the Board	September 26, 2013

Erik R. Sirri* Erik R. Sirri	Trustee	September 26, 2013

Peter J. Smail* Peter J. Smail	Trustee	September 26, 2013

Cynthia L. Walker* Cynthia L. Walker	Trustee	September 26, 2013

*By:	/s/ Coleen Downs Dinneen
Coleen Downs Dinneen
Attorney-In-Fact [1] September 26, 2013

[1]

Powers of Attorney for Robert J. Blanding, Daniel M. Cain, John T. Hailer and Sandra O. Moose are incorporated by reference to exhibit (q) to PEA No. 124 to the Registration Statement filed on December 2, 2004. Power of Attorney for Cynthia L. Walker is incorporated by reference to exhibit (q)(2) to PEA No. 128 to the Registration Statement filed on January 30, 2006. Power of Attorney for Kenneth A. Drucker is incorporated by reference to exhibit (q)(4) to PEA No. 136 to the Registration Statement filed on July 17, 2008. Power of Attorney for Wendell J. Knox is incorporated by reference to exhibit (q)(4) to PEA No. 143 to the Registration Statement filed on July 15, 2009. Power of Attorney for Erik Sirri is incorporated by reference to exhibit (q)(5) to PEA No. 146 to the Registration Statement filed on March 1, 2010. Power of Attorney for Peter Smail is incorporated by reference to exhibit (q)(6) to PEA No. 146 to the Registration Statement filed on March 1, 2010. Power of Attorney for Charles D. Baker is incorporated by reference to exhibit (q)(7) to PEA No. 154 to the Registration Statement filed on February 25, 2011. Power of Attorney for Martin T. Meehan is incorporated by reference to exhibit (q)(9) to PEA No. 169 to the Registration Statement filed on October 17, 2012. Power of Attorney for Edmond J. English is incorporated by reference to exhibit (1) to PEA No. 171 to the registration Statement filed on January 18, 2013.

Natixis Funds Trust II

Exhibit Index

Exhibits for Item 28 of Form N-1A

Exhibit	Exhibit Description

(d)(1)(xviii)	Advisory Agreement dated September 30, 2013 between Registrant on behalf of ASG Tactical U.S. Market Fund and AlphaSimplex

(d)(2)(xi)	Sub-Advisory Agreement dated September 30, 2013 among the Registrant, on behalf of ASG Tactical U.S. Market Fund, AlphaSimplex and Reich & Tang

(d)(2)(xii)	Sub-Advisory Agreement dated September 30, 2013 among the Registrant, on behalf of ASG Tactical U.S. Market Fund, AlphaSimplex and NGAM Advisors

(e)(12)	Distribution Agreement dated September 30, 2013 between Registrant, on behalf of ASG Tactical U.S. Market Fund, and NGAM Distribution

(e)(13)	Form of Dealer Agreement

(h)(11)	AlphaSimplex Fee Waiver/Expense Reimbursement Undertaking dated September 30, 2013 between AlphaSimplex and the Registrant, on behalf of ASG Tactical U.S. Market Fund and AlphaSimplex

(m)(12)(a)	Rule 12b-1 Plan for Class A shares of ASG Tactical U.S. Market Fund

(m)(12)(b)	Rule 12b-1 Plan for Class C shares of ASG Tactical U.S. Market Fund

(p)(3)	Code of Ethics dated September 30, 2005 as amended April 8, 2013 of Harris Associates

(p)(8)	Code of Ethics dated June 1, 2011 as amended June 24, 2013 for McDonnell